                                                                   EXHIBIT 10.16

                                  PENSION PLAN
                                FOR EMPLOYEES OF
                            THE COASTAL CORPORATION

                             As of January 1, 1993

              Includes Plan as Restated as of January 1, 1989 and

                      First Amendment dated July 27, 1992

                    Second Amendment dated December 9, 1992

                     Third Amendment dated October 29, 1993

                         PENSION PLAN FOR EMPLOYEES OF
                            THE COASTAL CORPORATION

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

     INTRODUCTION.........................................................   1

I.   DEFINITIONS..........................................................   3

     1.1   "Accrued Benefit"..............................................   3
     1.2   "Actuarial Equivalent".........................................   3
     1.2A  "Average Annual Compensation"..................................   3
     1.2B  "Basic Compensation"...........................................   3
     1.3   "Beneficiary"..................................................   4
     1.4   "Board"........................................................   4
     1.5   "Break in Service".............................................   4
     1.5A  "Coastal"......................................................   4
     1.6   "Code".........................................................   4
     1.7   "Committee"....................................................   4
     1.8   "Company"......................................................   4
     1.9   "Compensation".................................................   5
     1.9A  "Covered Compensation".........................................   5
     1.10  "Employee".....................................................   5
     1.11  "ERISA"........................................................   6
     1.11A "Final Average Compensation"...................................   6
     1.12  "Final Average Earnings".......................................   6
     1.13  "Highly Compensated Participant"...............................   7
     1.14  "Hour of Service"..............................................   7
     1.15  "Normal Retirement Date".......................................   8
     1.15A "Normal Retirement Age"........................................   8
     1.16  "Participant"..................................................   8
     1.16A "Period of Severance"..........................................   8
     1.17  "Plan".........................................................   8
     1.18  "Plan Year"....................................................   8
     1.19  "Related Employer".............................................   8
     1.20  "Retirement Date"..............................................   8
     1.21  "Retirement Income"............................................   9
     1.22  "Spouse".......................................................   9
     1.22A "Subsidiary"...................................................   9
     1.22B "Taxable Wage Base"............................................   9
     1.23  "Trust"........................................................   9
     1.24  "Trust Fund"...................................................   9
     1.25  "Trustee"......................................................   9
     1.26  None...........................................................   9
     1.27  None...........................................................   9
     1.28  "Years of Service".............................................   9


II.  ELIGIBILITY AND PARTICIPATION........................................  11

     2.1  Employee........................................................  11
     2.2  Prior Plans.....................................................  11


                                                                         PAGE
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III. COMPANY CONTRIBUTIONS................................................  11

     3.1   Company Contributions..........................................  11
     3.2   Forfeitures....................................................  11
     3.3   Irrevocability.................................................  12
     3.4   Contributions Conditioned on Qualification and Deductibility...  12

IV.  PARTICIPANT CONTRIBUTIONS............................................  12

     4.1   Participant Contributions......................................  12
     4.2   Participant Contributions - Prior and Merged Plans.............  12
     4.3   Accrued Benefit Derived from Employee Contributions............  13

V.   BENEFITS.............................................................  13

     5.1   Normal Retirement Benefit......................................  13
     5.2   Postponed Retirement Benefit...................................  16
     5.3   Early Retirement Benefit.......................................  16
     5.4   Termination of Vested Participant..............................  17
     5.5   Death Benefits.................................................  17
     5.6   Elective Deferral..............................................  21
     5.7   Suspension of Benefits.........................................  21
     5.7A  Alternative to Receive Retirement Income During Reemployment...  23
     5.8   Maximum Benefit................................................  23

VI.  NORMAL AND OPTIONAL FORMS OF RETIREMENT INCOME.......................  26

     6.1   Normal Form of Payment.........................................  26
     6.2   Election of the Form of Benefits...............................  26
     6.3   Optional Forms of Payment......................................  27
     6.4   Administrative Powers Relating to Payments.....................  28
     6.5   General Limitation.............................................  28
     6.6   Small Amounts..................................................  28
     6.7   Commencement of Benefits.......................................  29
     6.8   No Guaranty of Benefits........................................  30
     6.9   Medium of Payments.............................................  31
     6.10  Assets for Benefit Payment.....................................  31
     6.11  Funding Through Insurance Contracts............................  31

VII. PLAN ADMINISTRATION..................................................  31

     7.1   Company Responsibility.........................................  31
     7.2   Powers and Duties of Committee.................................  32
     7.3   Organization and Operation of Committee........................  32
     7.4   Records and Reports of Committee...............................  32
     7.5   Claims Procedure...............................................  32
     7.6   Compensation and Expenses of Committee.........................  33
     7.7   Indemnity of Committee Members.................................  33
     7.8   Standard of Judicial Review....................................  33

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VIII.THE TRUSTEE..........................................................  33

     8.1   Trustee........................................................  33
     8.2   Payment of Benefits............................................  33


IX.  PROVISION TO PREVENT DISCRIMINATION..................................  33

     9.1   Purpose........................................................  33
     9.2   Definitions....................................................  34
     9.3   Limitations....................................................  34
     9.4   Employees Whose Benefits are Restricted........................  34
     9.5   Determination Date for Assets and Liabilities..................  35

X.   ROLLOVER CONTRIBUTIONS...............................................  35

     10.1  Rollovers and Transfers from Other Plans.......................  35

XI.  AMENDMENT AND TERMINATION............................................  35

     11.1  Amendment......................................................  35
     11.2  Involuntary Termination of Plan................................  35
     11.3  Voluntary Termination of or Permanent Discontinuance of
           Contributions to the Plan......................................  35
     11.4  Effect of Termination or Discontinuance of Contributions.......  36
     11.5  Distribution of Funds Upon Termination.........................  36
     11.6  Method of Payment..............................................  36
     11.7  Notice of Amendment, Termination or Partial Termination........  37

XII. MISCELLANEOUS........................................................  37

     12.1  Duty To Furnish Information and Documents......................  37
     12.2  Committee's Annual Statements and Available Information........  37
     12.3  No Enlargement of Employment Rights............................  37
     12.4  Applicable Law.................................................  37
     12.5  Unclaimed Funds................................................  37
     12.6  Merger or Consolidation of Plan................................  37
     12.7  Interest Nontransferable.......................................  38
     12.8  Prudent Man Rule...............................................  38
     12.9  Limitations on Liability.......................................  38
     12.10 Headings.......................................................  38
     12.11 Gender and Number..............................................  38
     12.12 ERISA and Approval Under Code..................................  38
     12.13 Extension of Plan to Related Employers.........................  39
     12.14 Amendment Procedure............................................  39
     12.15 Expenses of Administration.....................................  39


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XIII.TOP-HEAVY PROVISIONS................................................  39

     13.1  Top-Heavy Status..............................................  39
     13.2  Definitions...................................................  39
     13.3  Determination of Top-Heavy Status.............................  40
     13.4  Actuarial Assumptions.........................................  40
     13.5  Vesting.......................................................  41
     13.6  Minimum Benefit...............................................  41
     13.7  Compensation..................................................  42
     13.8  Collective Bargaining Agreements..............................  42
     13.9  Maximum Allocation............................................  42
     13.10 Safe-Harbor Rule..............................................  42


FIRST SUPPLEMENT.........................................................  43
SECOND SUPPLEMENT........................................................  52
THIRD SUPPLEMENT.........................................................  56
FOURTH SUPPLEMENT........................................................  85
FIFTH SUPPLEMENT.........................................................  86
SIXTH SUPPLEMENT.........................................................  86
SUFCO/UFCO SUPPLEMENT....................................................  87

                       PENSION PLAN FOR EMPLOYEES OF THE
                       ---------------------------------

                              COASTAL CORPORATION
                              -------------------

                                January 1, 1993
                                ---------------
                Includes Plan as Restated as of January 1, 1989,
                ------------------------------------------------
                      First Amendment dated July 27, 1992
                      -----------------------------------
                  and Second Amendment dated December 9, 1992
                  -------------------------------------------

                                  INTRODUCTION
                                  ------------

                                  COASTAL PLAN
                                  ------------

        As of July 1, 1973, the Pension Plan for Salaried Employees of Coastal States Gas Corporation and the Pension Plan for Hourly-Wage Employees of Coastal States Gas Corporation were adopted in order to combine the pension plan provisions as related to salaried and hourly-wage employees, respectively, of Coastal States Gas Producing Company, Colorado Interstate Corporation, CIC Industries, Inc. and Union Petroleum Corporation.

        As of January 1, 1976 the pension plans for both salaried employees and hourly-wage employees were restated and retitled the Pension Plan for Exempt Employees of Coastal States Gas Corporation and the Pension Plan for Non-Exempt Employees of Coastal States Gas Corporation, respectively. The provisions of the plans as effective January 1, 1976 applied only to persons who were active employees or on an approved leave of absence as of January 1, 1976. Any former employee of Coastal States Gas Corporation and any of its subsidiaries who had retired or whose service had been terminated on or before January 1, 1976 was eligible only for those benefits, if any, which were provided by the plans that were in effect prior to January 1, 1976 and any benefits provided by subsequent Plan provisions which specifically included such former employees. Upon reemployment after January 1, 1976 such former employees may become entitled to benefits under the plans as in effect after such date, but only in accordance with provisions of those plans.

        As of September 1, 1977 the exempt and non-exempt plans were merged into a single plan titled "Pension Plan for Employees of Coastal States Gas Corporation" and the trusts associated with the two plans were merged into a single trust entitled "The Pension Trust For Employees of Coastal States Gas Corporation."

        As of December 31, 1979, the name of the plan was changed to "Pension Plan For Employees of The Coastal Corporation" (hereinafter the "Coastal Plan"). As of January 1, 1980, the name of the trust was changed to "Pension Trust For Employees of The Coastal Corporation."

        As of January 1, 1982, the name of the trust was changed to "The Coastal Corporation Pension Trust." As of July 19, 1983, an additional trust known as "The Coastal Corporation Second Pension Trust" was adopted.

        As of January 1, 1985 the Pension Plan for Employees of The Coastal Corporation was again restated to incorporate all of the various amendments and supplements which had been adopted prior to 1985 into a single document.

        As of January 1, 1989, the Pension Plan for Employees of The Coastal Corporation was restated to incorporate all of the various amendments and supplements which had been adopted as of such date into a single document.
These supplements included two added as of January 1, 1989, with respect to the merger into the Coastal Plan of the American Natural Resources System Companies Employees' Retirement Plan (hereinafter the "ANR Plan") and The Coastal Refinery Employees' Pension Plan (hereinafter the "Refinery Plan") which are discussed in the following paragraphs.

                                 ANR PLAN
                                 --------

        The initial effective date of the ANR Plan is January 1, 1960. It was amended and restated as of January 1, 1975 and again as of January 1, 1986.

        As of January 1, 1989, the ANR Plan merged into the Coastal Plan.


                                 REFINERY PLAN
                                 -------------

        As of July 1, 1969, the Retirement Plan for Employees of Caney Branch Coal Company, Inc. was adopted to provide retirement benefits to eligible employees of Caney Branch Coal Company, Inc.

        On October 3, 1980, certain assets of Caney Branch Coal Company, Inc. were acquired by McCoy Caney Coal Company. McCoy Caney Coal Company continued the Plan in order to provide retirement benefits for Plan Participants and for its eligible employees including former employees of Caney Branch Coal Company, Inc. who were Plan Participants and who were subsequently employed by McCoy Caney Coal Company.

        As of July 1, 1985, the Retirement Plan for Employees of Caney Branch Coal Company, Inc. was restated.

        As of July 1, 1987, the Retirement Plan for Employees of Caney Branch Coal Company, Inc. was amended to change the name of the Plan to "The Coastal Corporation Refinery Employees' Pension Plan" (hereinafter the "Refinery Plan"), to provide for adoption of the Plan by Related Companies, and to amend the Plan with respect to Service after 1985 for Related Companies who adopted the Plan and with respect to Service for McCoy Caney Coal Company after 1987.

        As of July 1, 1987, Derby Refining Company adopted the Plan with respect to field class, nonexempt employees at its El Dorado refining facility. The Plan provisions as of the time of adoption also apply for all Service at Derby Refining Company prior to such adoption.

        As of January 1, 1989, the Refinery Plan was merged into The Coastal
Plan.


                             SUFCo RETIREMENT PLAN
                             ---------------------

        As of January 1, 1976, the Retirement Plan for Mining Employees of Southern Utah Fuel Company and the Retirement Trust for Mining Employees of Southern Utah Fuel Company were adopted in order to facilitate the retirement of eligible employees.

        As of January 1, 1979 the pension plan and the trust were renamed the "SUFCo Retirement Plan" (hereinafter the "SUFCo Plan") and the "SUFCo Retirement Trust", respectively.

        As of July 19, 1983 an additional trust known as "SUFCo Second Retirement Trust" was adopted.

        As of January 1, 1985 the SUFCo Plan was restated to incorporate all of the various amendments which had been adopted prior to 1985 into a single document.

        As of January 1, 1992 the SUFCo Plan was merged into the Coastal Plan and a supplement was added to the Coastal Plan which applies to participants in the SUFCo Plan prior to the merger.

                            TERMINATION OF SERVICE
                            ----------------------

        This document contains the provisions in effect as of the dates indicated and applies to former employees and participants in the various predecessor plans only to the extent specified in this Plan or required by applicable statutes, including ERISA and the Code. Any person entitled to a benefit for prior service shall have such benefit computed pursuant to the provisions of the Plan which covered such person at the time of such service unless this document specifically includes provisions to the contrary with respect to such service. The benefits due a participant upon termination of employment are established by provisions of the Plan in effect at the time of such termination unless specifically stated to the contrary in a subsequent amendment to the Plan.


                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

        Whenever used herein the following words and phrases shall have the meanings stated below unless a different meaning is required by the context.

        1.1 "Accrued Benefit" means the amount of Retirement Income payable to a Participant in the normal form described in Section 6.1 of the Plan, commencing at his Normal Retirement Date, as computed under Section 5.1 of the Plan considering the Participant's Basic Compensation and his Years of Service to the date of his termination of employment with the Company.

        1.2 "Actuarial Equivalent" means any one of two or more benefits of equivalent value as determined actuarially on the basis of such rate of interest and rates of mortality as shall have been adopted by the Company for such purpose. Until and unless the Plan is amended to change such assumptions, the mortality rates used shall be those of the Unisex Pension Mortality Table Projected to 1984 and the assumed interest rate shall be eight percent, compounded annually. For purposes of determining single-sum cash settlements under the Plan including Sections 6.6, and 11.6, the interest rate used shall be
(a) the interest rate that would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump-sum distribution on plan termination if the Participant's vested Accrued Benefit (using such rate) does not exceed $25,000, or (b) 120% of such PBGC rate if the Participant's vested Accrued Benefit exceeds $25,000 (as determined under clause (a)). In no event, however, shall the present value determined under clause (b) be less than $25,000.

        1.2A "Average Annual Compensation" means the average over a period of 3 consecutive Plan Years of the Employee's Compensation plus any amounts contributed by the Company, a Related Employer or a Subsidiary pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Section 125, 402(a)(8), 402(h) or 403(b) of the Code. The 3 consecutive Plan Year period shall be the 3 Plan Years of the 10 most recent Plan Years during which the calculation will yield the highest average. The periods of 3 consecutive Plan Years and 10 most recent Plan Years shall not include any Plan Year in which the Employee has less than 1,000 Hours of Service and the Plan Year in which the Employee terminates employment. For this purpose, the year before and the year after a year in which the Employee has less than 1,000 Hours of Service are deemed consecutive years.

        In no event shall Average Annual Compensation of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code).

        1.2B "Basic Compensation" means fixed salaries and wages per hour based on an eight hour per day schedule and sales commissions earned after June 30, 1991 paid to the Employee by the Company, a Subsidiary or a Related Employer for the Plan Year excluding (a) any compensation for overtime services, commissions (except sales commissions earned after June 30, 1991), bonuses, expense allowances or other incentive compensation and (b) the Company, a Subsidiary or Related Employer cost or contribution for any employee benefit plan, including this Plan. For this purpose, an Employer contribution pursuant to a salary reduction agreement to a plan which meets the qualification requirements of
Section 401(k) of the Code and any amount which is excluded from gross income pursuant to Section 125 of the Code are included in Basic Compensation. In no event shall the Basic Compensation of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code).

        1.3 "Beneficiary" means any person or persons designated as such by the Participant on a form supplied by the Administrator to receive Retirement Income payable under the provisions of Articles IV, V and VI of the Plan. If no such designation is in effect at the time of the death of the Participant, or if no person so designated shall survive the Participant, the Beneficiary shall be the Spouse of the Participant if then living, otherwise the legal representative of such deceased Participant; or if there shall be no such legal representative duly appointed and qualified within six months of the date of death of such deceased Participant, then such persons as, at the date of his death, would be entitled to share in the distribution of such deceased Participant's personal estate under the provisions of the statute governing the descent of intestate property, then in force and effect in the state, or foreign jurisdiction outside the United States, of which the Participant was a resident at the date of his death, in the proportions specified in such statute. The determination by the Administrator of the identity of such person or persons shall be final, conclusive and binding on all persons, and the Administrator shall be fully protected and shall incur no liability regardless of any error that it may make in such determination.

        1.4  "Board" means the Board of Directors of Coastal.

        1.5 (a) "Break in Service", means a Period of Severance of at least twelve consecutive months. A Break in Service shall be deemed to commence on the first day of the Period of Severance and shall be deemed to end on the day in which the Employee again performs an Hour of Service for the Company.

             (b) If any Employee who is absent from work with the Company because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) caring for such child immediately following such birth or placement, shall be absent for such reason beyond the first anniversary of the first date of absence, his Period of Severance, solely for purposes of preventing a Break in Service, shall commence on the second anniversary of the first day of such absence. The period of time between the first and second anniversaries of the first date of such absence shall not be counted as a Period of Severance or a period of employment.

             (c) The provisions of subsection (b) will not apply to an Employee unless the Employee furnishes to the Administrator such timely information that the Administrator may reasonably require to establish
        (i) that the absence from work is for one of the reasons specified in subsection (b) and (ii) the number of days for which there was such an absence.

        1.5A "Coastal" means The Coastal Corporation, a Delaware corporation, or any successor corporation resulting from a merger or consolidation with Coastal or a transfer of substantially all of the assets of Coastal, if such successor or transferee shall adopt and continue the Plan by appropriate corporate action, pursuant to Section 11.2 of the Plan.

        1.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        1.7  "Committee" means the Plan Administrative Committee described in
Section 7.1 of the Plan.

        1.8 (a) "Company" means The Coastal Corporation, Subsidiaries and Related Companies. Provided, however, that where required by the context, statute or regulation, Company refers to Coastal, Related Companies, Subsidiaries or combinations of such entities which are in the same controlled group (as described in the definition of Related Employer) as is appropriate.

             (b) Notwithstanding the preceding subsection (a) of this Section 1.8, any period of employment with a Subsidiary or a Related Employer prior to the time such Subsidiary or a Related

        Employer became a Subsidiary or a Related Employer shall be included for purposes specified in such preceding subsection (a) only if the Plan specifically provides for such inclusion.

        1.9 "Compensation" means an Employee's total earnings from the Company paid during a Plan Year for Services rendered, including bonuses, overtime and commissions, but excluding any contributions or benefits under this Plan or any other pension, profit sharing, insurance, hospitalization or other plan or policy maintained by the Company for the benefit of such Employee, and all other extraordinary and unusual payments. Notwithstanding the preceding provisions of this Section 1.9, for purposes of Sections 5.8 and 13.6, compensation shall have the meaning set forth in Sections 5.8(j). In no event shall the Basic Compensation of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code).

        1.9A "Covered Compensation" means the average (without indexing) of the taxable wage bases in effect for the Employee for each calendar year during the 35 year period ending with the last day of the calendar year in which the Employee attains (or will attain) social security retirement age. The Covered Compensation of an Employee is automatically adjusted for each Plan Year.

        1.10 "Employee" means an individual employed as a Regular Employee by the Company, a Subsidiary, or a Related Employer during a period of time with respect to which the Company, such Subsidiary or a Related Employer has adopted the Plan subject to the definitions and restrictions which follow.

             (a) "Regular Employee" means a person employed in an established job which is normally scheduled for at least twenty hours per week. A Regular Employee who ceases to be an active employee because such person becomes disabled and eligible to receive disability income benefits under a disability plan maintained by the Company, a Subsidiary or Related Employer shall be considered a Regular Employee during the period of time such person is eligible to receive disability income under such disability plan and is credited with Hours of Service pursuant to provisions of this Plan. Persons employed for a specific period of time or for the duration of a specific project are classified as temporary employees and are not Regular Employees. Persons who are on unpaid leave of absence are not Regular Employees during such absence.

             (b) "Employee" does not include any individual covered by a collective bargaining agreement between employee representatives and the Company, a Subsidiary or a Related Employer if retirement benefits were the subject of good faith bargaining between such employee representatives and the Company, Subsidiary or a Related Employer and such individual is not required by such agreement to be covered by this Plan.

             (c) A person employed by the Company, a Subsidiary or a Related Employer during a period of time with respect to which such employer does not adopt the Plan shall not be considered an Employee due to such employment.

             (d) Any person who is, with respect to the United States, a nonresident alien and who does not receive earned income from sources within the United States from the Company, a Subsidiary or a Related Employer is not an Employee with respect to such periods of time.

             (e) Any person who is eligible to participate in any other defined benefit pension plan maintained by the Company, a Subsidiary or a Related Employer is not an Employee for purposes of this Plan with respect to employment which provides eligibility for such other plan.

             (f) Any United States citizen on the payroll of a foreign Subsidiary shall be considered to be employed by a domestic Subsidiary provided there is in effect an agreement between the Internal Revenue Service and such domestic Subsidiary which requires such domestic Subsidiary to pay, with respect to foreign Hours of Service, an amount equivalent to the tax under the Federal Insurance Contributions Act, and provided further that contributions under a funded plan of deferred compensation are not provided by any other person with respect to the remuneration paid to such United States citizen by such foreign Subsidiary.

             (g) A person who is not an employee of the Company, a Subsidiary or a Related Employer and who performs services for the Company, Subsidiary or a Related Employer pursuant to an agreement between the Company, a Subsidiary or a Related Employer and a leasing organization shall be considered a "leased employee" after such person performs such services for a twelve-month period and the services are of a type historically performed by employees. A person who is considered a leased employee of the Company, a Subsidiary or a Related Employer shall not be considered an Employee for purposes of the Plan. If a leased employee subsequently became an Employee and thereafter participates in the Plan, he shall receive credit for vesting under Section 5.4 for his period of employment as a leased employee, except to the extent that
        Section 414(n)(5) of the Code was satisfied with respect to such Employee while he was a leased employee.

             (h) Prior to April 1, 1990, Employee was not limited to Regular Employee.

        1.11 "ERISA" means the Employee Retirement Income Security Act of 1974, Public Law No. 93-406, as amended and in force from time to time.

        1.11A "Final Average Compensation" means the Average Annual Compensation of the Employee calculated for the 3 consecutive Plan Year period ending prior to the year the Employee terminates employment. If the Employee has not received Compensation from the Company, a Related Employer or a Subsidiary for 3 Plan Years, the entire period during which such Employee received Compensation shall be used in the calculation. In determining Final Average Compensation for an Employee, Average Annual Compensation in excess of the Taxable Wage Base in effect at the beginning of that year shall not be taken into account.

        1.12 (a) "Final Average Earnings" means twelve times the Employee's average monthly rate of Basic Compensation during the five consecutive calendar years within the last ten calendar years of his Years of Service affording the highest such average. The Employee's average monthly rate of Basic Compensation will be determined by dividing the total Basic Compensation received by him during such five-calendar-year period by the number of months for which he received Basic Compensation in such five-calendar-year period.

             (b) The number of months for which he received Basic Compensation will be computed, to the extent he was paid on other than a monthly basis, by determining the number of pay periods ending within such five-calendar-year period for which he received Basic Compensation from the Employer and converting such pay periods into months. Such conversions, for years after 1991, shall be based on factors derived using the average of 365.25 days per calendar year and, for years before 1992, by dividing the number of pay periods, if weekly, by 4-1/3, if biweekly, by 2-1/6, and, if semi-monthly, by 2.

             (c) In computing Final Average Earnings for an Employee who has begun to receive Basic Compensation following a full calendar year or calendar years during which he did not receive Basic Compensation because of a leave of absence granted by the employer or because of his reemployment prior to a Break in Service, such full calendar year or calendar years during which he did not receive Basic Compensation shall be ignored or excluded in determining the ten calendar years and the five successive calendar years to be used in determining the Employee's Final Average Earnings at a subsequent date.

             (d) An Employee who was disabled due to illness or injury and was eligible to receive disability income benefits under a disability plan maintained by the Company, a Subsidiary or a Related Employer shall have his Final Average Earnings based upon his last rate of Basic Compensation prior to such eligibility to receive such disability benefits for the period of time such Employee was eligible to receive such disability benefits and was credited with Hours of Service pursuant to provisions of this Plan.

        1.13 "Highly Compensated Participant" means a Participant who, during the current Plan Year or the preceding Plan Year, (a) was at any time a five-percent owner of the Company, (b) received Compensation from the Company in excess of $75,000 (or such greater amount provided by the Secretary of the Treasury pursuant to Section 414(q) of the Code), (c) received Compensation from the Company in excess of $50,000 (or such greater amount provided by the Secretary of the Treasury pursuant to Section 414(q) of the Code) and was in the top-paid group of Employees for such Year, or (d) was at any time an officer of the Company and received Compensation from the Company greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year. The provisions of Section 414(q) of the Code shall apply in determining whether a Participant is a Highly Compensated Participant. The Company for any Plan Year may elect to identify Highly Compensated Participants based upon the current Plan Year to the extent permitted by Section 414(q) of the Code and Regulations issued thereunder.

        1.14 (a) "Hour of Service" for all purposes except vesting means (i) each Hour for which an Employee is paid or entitled to payment for the performance of duties for the Company, a Subsidiary or a Related Employer; and (ii) each Hour for which an Employee is directly or indirectly paid by the Company, a Subsidiary or a Related Employer or is entitled to payment from the Company, a Subsidiary or a Related Employer during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company, a Subsidiary or a Related Employer shall be included under either (i) or (ii) as may be appropriate. Hours of Service shall be credited:

                 (A) in the case of Hours referred to in clause (i) of the first sentence of this subsection, for the computation period in which the duties are performed;

                 (B) in the case of Hours referred to in clause (ii) of the first sentence of this subsection, for the computation period or periods in which the period during which no duties are performed occurs; and

                 (C) in the case of Hours for which back pay is awarded or
             agreed to by the Company, a Subsidiary or a Related Employer for the computation period or periods to which the award or agreement pertains rather than to the computation period in which the award, agreement or payment is made.

             (b) In determining Hours of Service an Employee who is employed by the Company, a Subsidiary or a Related Employer on other than an hourly rated basis shall be credited with ten Hours of Service per day for each day the Employee would, if hourly rated, be credited with service pursuant to clause (i) of the first sentence of subsection (a). If an Employee is paid for reasons other than the performance of duties pursuant to clause (ii) of the first sentence of subsection (a): (i) in the case of a payment made or due that is calculated on the basis of units of time, an Employee shall be credited with the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; and (ii) an Employee without a regular work schedule shall be credited with eight Hours of Service per day (to a maximum of forty Hours of Service per week) for each day that the Employee is so paid. Hours of Service shall be calculated in accordance with Department of Labor Regulations Section 2530.200b-2 or any future legislation or regulation that amends, supplements or supersedes that section.

             (c) Hour of Service includes each Hour for which an Employee or a former Employee is disabled and eligible to receive disability income benefits under a disability plan maintained by the Company, a Subsidiary or a Related Employer. Hours of Service during such disability periods shall be determined pursuant to the procedure in subsection (b) for an Employee without a regular work schedule. Provided, however, that if the cause of the disability of such disabled Employee or former Employee is nonoccupational, Hours of Service credited pursuant to this provision shall not exceed the greater of the number of Hours of Service equal to three Years of Service or the number of Hours of Service such Employee or former Employee had credited under the Plan prior to the time such Employee or former Employee became disabled.

             (d) Hour of Service for purposes of vesting only, means an hour for which an Employee is paid or entitled to payment by the Company, a Subsidiary or a Related Employer for the performance of duties for the Company, a Subsidiary or a Related Employer and an hour for which an Employee or a former Employee is disabled and eligible to receive disability income benefits under a disability plan maintained by the Company, a Subsidiary, or a Related Employer. Provided, however, that if the cause of the disability of such disabled Employee or former Employee is nonoccupational, Hours of Service credited pursuant to this provision shall not exceed the greater of the number of Hours of Service equal to three Years of Service or the number of Hours of Service such Employee or former Employee had credited under the Plan prior to the time such Employee or former Employee became disabled. Hours of Service during such disability periods shall be determined pursuant to the procedure in subsection (b) for an Employee without a regular work schedule.

        1.15 "Normal Retirement Date" means the first day of the calendar month next following the date the Participant attains Normal Retirement Age. The Accrued Benefit of a Participant shall become nonforfeitable and fully vested on his attainment of Normal Retirement Age.

        1.15A "Normal Retirement Age" means the date the Participant attains the age of sixty-five years except that, in the case of a Participant who commences participation in the Plan after attainment of sixty years of age, Normal Retirement Age is the fifth anniversary of the date such Participant commenced participation in the Plan. For purposes of this definition, participation shall include the Year of Service required to be eligible to become a Participant in the Plan. The Accrued Benefit of a Participant shall become nonforfeitable and fully vested upon attainment of Normal Retirement Age while employed by the Company, a Subsidiary or a Related Employer.

        1.16 "Participant" means an Employee who meets the eligibility requirements of Sections 2.1 or 2.2 of the Plan. An Employee, however, who has deposited a rollover contribution pursuant to Article X shall be deemed a Participant for purposes of the Plan to the extent that the provisions of the Plan apply to the Transfer Account of such Employee.

        1.16A "Period of Severance" means a continuous period of time during which an Employee is not employed by the Company. Such a period shall begin on the earlier of: (i) the day on which the Employee quits, retires, is discharged or dies; or (ii) the first anniversary of the date on which the Employee separates from service with the Company for any reason other than the reasons set forth in clause (i) above, such as vacation, holiday, sick-ness, disability, leave of absence or layoff. A Period of Severance shall end on the date on which an Employee again performs an Hour of Service for the Company. A Period of Severance does not include a period of time for which an Employee or former Employee is credited with an Hour of Service.

        1.17 "Plan" means the "Pension Plan for Employees of The Coastal Corporation" as described in this instrument, including supplements and as it may be amended and in force from time to time.

        1.18 "Plan Year" is the fiscal year of Coastal, which is currently designated as the twelve-month period from January 1 through December 31 of each year.

        1.19 "Related Employer" means: (i) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) that includes the Company; (ii) any trade or business (whether incorporated or unincorporated) that is under common control (as defined in Section 414(c) of the Code) with the Company; and (iii) any member of an affiliated service group (as defined in Section 414(m) of the Code) that includes the Company.

        1.20 "Retirement Date" means a Participant's "Normal Retirement Date," "Postponed Retirement Date" or "Early Retirement Date," as defined in Sections 1.15, 5.2 and 5.3 of the Plan respectively.

        1.21 "Retirement Income" means a pension or any other payment or payments payable under the terms of the Plan.

        1.22 "Spouse" means the person who is legally married to a Participant throughout the one-year period ending on the earlier of the date on which Retirement Income payments to the Participant commence or the date of such Participant's death. For purposes of the preceding sentence, if a Participant marries a person within the one-year period preceding the date on which Retirement Income payments to him commence, and the Participant remains married to such person for at least a one-year period ending on or before the date of the Participant's death, then the Participant and such person will be treated as having been married throughout the one-year period ending on the date Retirement Income payments to the Participant commence.

        1.22A "Subsidiary" means any corporation or unincorporated trade, business or partnership in which Coastal owns or controls, directly or indirectly, at least fifty percent of the outstanding voting securities in such corporation or at least fifty percent of the ownership interest in such unincorporated entity.

        1.22B  "Taxable Wage Base" means the contribution and benefit base under section 230 of the Social Security Act.

        1.23 "Trust" means The Coastal Corporation Pension Trust and The Coastal Corporation Second Pension Trust as amended from time to time.

        1.24 "Trust Fund" means the cash and other properties held and administered in accordance with the provisions of the Trust.

        1.25 "Trustee" with respect to each Trust is defined in such Trust agreement.

        1.26 NONE

        1.27 NONE

        1.28 "Years of Service", means a period of time consisting of an Employee's period of employment with the Company, a Subsidiary or a Related Employer determined as follows. Years of Service is defined differently for purposes of eligibility to participate, vesting and determination of Retirement Income.

             (a) Eligibility. (i) For purposes of eligibility to participate in the Plan, Years of Service shall be based upon the twelve-consecutive-month period commencing upon an Employee's date of employment or reemployment with the Company, a Subsidiary or a Related Employer for the initial year and thereafter shall be based upon the calendar year.

                 (ii) For Plan Years before 1990, Years of Service for purposes of eligibility are measured based upon the Employee's employment or reemployment date and anniversaries thereof in lieu of the calendar year. The amendment adopting the calendar year provision for years after 1989 with respect to eligibility was dated February 6, 1990. With respect to the period of time beginning on January 1, 1990 and ending on February 6, 1990, an Employee shall receive the greater of the Years of Service calculated using the provisions in effect prior to 1990 and the provisions which became effective January 1, 1990 for purposes of determining eligibility to join the Plan.

             (b) Vesting. For purposes of determining the vesting of a Participant under the Plan, Years of Service means an aggregated period of time commencing with an Employee's first day of employment or reemployment and ending on the first day of a Period of Severance. An Employee shall also receive credit for any Period of Severance of less than twelve consecutive months. Fractional periods of less than a year shall be expressed in terms of days. Notwithstanding the foregoing provisions of this Section, if an Employee separates from the service of the Company, a Subsidiary or a Related Employer for any reason other than a quit, retirement or discharge (such as vacation, holiday, sickness, disability, leave of absence or layoff) and subsequently quits, retires or is discharged, he will not receive more than one Year of Service after he first separates from service. Provided, however, that an Employee or former Employee may receive more than one Year of Service if such person is credited with Hours of Service pursuant to provisions relating to Hours of Service while a person is disabled.

             (c) Retirement Income. (i) For purposes of determining a Participant's Retirement Income pursuant to Article V of the Plan, Years of Service shall be measured in completed months based on Plan Years, commencing with the day of the Plan Year during which an Employee is initially employed, or is reemployed after a Break in Service, and ending on the day of the Plan Year in which a Break in Service commences.

                 (ii) For purposes of determining a Participant's Retirement
             Income pursuant to Article V, a Participant's Years of Service shall only include Plan Years in which he completes at least 1,000 Hours of Service as a Participant. For this purpose, a Participant who was required to complete a Year of Service to be eligible to participate in the Plan shall receive credit for the portion of such Year of Service that such Participant was an Employee. However, no Retirement Income is due to an Employee who has not met the eligibility requirements to become a Participant. If a Participant has fewer than 1,000 Hours of Service in his first or last Year of Service, or both, his Years of Service for purposes of determining his Retirement Income shall be combined and computed to the nearest whole month to reflect the number of months in his first and last Years of Service in which he completes Hours of Service as a Participant.

                 (iii) For purposes of determining eligibility to participate and Retirement Income under the Plan, Years of Service shall only include Plan Years, or periods commencing on his date of employment or reemployment, in which an Employee completes at least 1,000 Hours of Service with the Company, any Subsidiary and any Related Employer.

                 (iv) Years of Service for purposes of determining a Participant's Retirement Income shall not include any complete calendar month during which the Employee was not credited with an Hour of Service.

                 (v) Years of Service for purposes of determining a
             Participant's Retirement Income shall not include any period of an Employee's employment with the Company, a Subsidiary or Related Employer prior to January 1, 1976 during a period of time when his customary employment was for less than five months per year or for less than 20 hours per week.

                 (vi) For purposes of determining a Participant's Retirement
             Income under this Plan, including the reemployment provisions of the Plan, Years of Service shall not include any period of a Participant's employment prior to the date as of which the accrued benefit of such Participant was transferred from this Plan to a qualified pension plan maintained by an entity which is not an Employer, a Subsidiary or a Related Employer. Provided, however, that such Years of Service shall include such period if such Participant is reemployed and such accrued benefit is transferred back to this Plan.

             (d) All Purposes. (i) Years of Service shall include any period in which an Employee is absent to serve in the armed forces of the United States under circumstances whereby he is entitled to reemployment rights under applicable law, if he returns or offers to return to work prior to the expiration of such reemployment rights; provided that during such period of absence, hours shall be deemed to have been worked and paid for at the usual and customary rate for the Employee preceding the absence.

                 (ii) Years of Service shall not include any period of an
             Employee's employment for an organization prior to the date that it became a Subsidiary or Related Employer and any period of an Employee's employment for an organization whose business and assets are acquired by the Company, a Subsidiary or Related Employer shall, unless specific provision to the contrary is included in the Plan.

                 (iii) If an Employee who has had a Break in Service is
             reemployed by the Company, a Subsidiary or Related Employer, his Years of Service shall include the Years of Service to his credit at the time the Break in Service began, unless he had no vested interest in his Accrued Benefit prior to such Break in Service and the length of the Break in Service equals or exceeds the greater of five Years of Service or the Years of Service to his credit at the time such Break in Service began. Provided, however, that Years of Service for periods of time before 1976 shall be added to Years of Service after 1975 only for persons who were active employees or on approved leave of absence as of January 1, 1976. For persons with Years of Service under the ANR Plan, the preceding sentence shall be applied by substituting 1975, 1974, and January 1, 1975 for 1976, 1975 and January 1, 1976, respectively.

                 (iv) Years of Service shall include a period of time for which an Employee or former Employee is credited with an Hour of Service.

                 (v) Years of Service credited for a period of time during which an Employee is absent from service for any reason other than disability, jury duty or military leave may not exceed six months. This limitation applies only for purposes of determining eligibility to participate in the Plan and Retirement Income since vesting is determined based on the elapsed time method.


                                  ARTICLE II
                                  ----------

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

        2.1  Employee.  An Employee shall become a Participant on the later to
             --------
occur of (a) January 1, 1989, or (b) the completion of one Year of Service regardless of his age as of his initial date of employment with the Company, a Subsidiary or a Related Employer.

        2.2  Prior Plans.  Each person who met the eligibility requirements and
             -----------
was considered a participant pursuant to provisions of the Coastal Plan, the ANR Plan or the Refinery Plan as of December 31, 1988, became a Participant in the Plan as of January 1, 1989.


                                  ARTICLE III
                                  -----------

                             COMPANY CONTRIBUTIONS
                             ---------------------

        3.1  Company Contributions.  During the continuance of the Plan the
             ---------------------
Company intends from time to time to pay to the Trustee, to be held or applied under the Trust Agreement, such sums of money that, together with earnings of the Trust Fund, will be sufficient to provide the benefits specified by the Plan. The Company shall pay to the Trustee its contribution hereunder with respect to a particular Plan Year within the period of time prescribed by law for the filing of the Company's federal income tax return for such Year, including extensions thereof duly granted. All Company contributions made under the Plan are conditioned upon the qualification of the Plan under Section 401(a) of the Code and upon deductibility of the contribution under Section 404 of the Code.

        3.2  Forfeitures.  Any forfeiture under the Plan shall be applied to
             -----------
reduce Company contributions and not to increase the benefits any Participant would otherwise receive under the Plan.

        3.3  Irrevocability.  The Company shall have no right, title, or
             --------------
interest in or to the contributions made to the Trustee, and no part of the Trust Fund shall ever revert or be repaid to the Company, either directly or indirectly, except for such part of the Trust Fund, if any, that remains under the Trust after the satisfaction of all liabilities to persons entitled to benefits under the Plan. However, without regard to the foregoing provisions of this Section 3.3:

             (a) If a contribution under the Plan is conditioned on initial qualification of the Plan under Section 401(a) of the Code, and the Plan receives an adverse determination with respect to its initial qualification, the Trustee shall, upon written request of the Company, return to the Company the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one calendar year after the date that qualification of the Plan is denied, provided that the application for the determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of Treasury may prescribe;

             (b) If a contribution is conditioned upon the deductibility of the contribution under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall upon written request of the Company return the contribution (to the extent disallowed) to the Company within one year after the date the deduction is disallowed;

             (c) If a contribution or any portion thereof is made by the Company by a mistake of fact, the Trustee shall, upon written request of the Company, return the contribution or such portion to the Company within one year after the date of payment to the Trustee; and

             (d) Earnings attributable to amounts to be returned to the Company pursuant to subsection (b) or (c) above shall not be returned, and losses attributable to amounts to be returned pursuant to subsection (b) or (c) shall reduce the amount to be so returned.

        3.4  Contributions Conditioned on Qualification and Deductibility.  For
             ------------------------------------------------------------
purposes of the Plan, including Section 3.3 of this Article III, contributions made prior to initial qualification of the Plan under 401(a) are conditioned on such initial qualification and all other contributions under the Plan are conditioned on deductibility under Section 404 of the Code. Any such contribution under the Plan shall be returned to the Company if the Plan receives an adverse determination with respect to its initial qualification or, if a deduction under Section 404 of the Code is disallowed, to the extent of such disallowance. The Company shall request the return of such contributions.


                                  ARTICLE IV
                                  ----------

                           PARTICIPANT CONTRIBUTIONS
                           -------------------------

        4.1  Participant Contributions.  Participant contributions are not
             -------------------------
permitted under the plan.

        4.2  Participant Contributions - Prior and Merged Plans.
             --------------------------------------------------

             (a) Participant contributions made to the Plan under provisions of predecessor and merged plans shall remain in the Plan subject to withdrawal and benefit payment provisions in effect for any such contributions in effect as of December 31, 1988 under the Plan.

             (b) Plan assets attributable to Participant contributions shall provide additional Retirement Income to the Participant in the same form as the Retirement Income to be paid to the Participant under Article VI hereof. The additional Retirement Income shall be paid at the same time as the Retirement Income paid under Article V. However, if the provisions of the plan pursuant to which such Participant contributions were made specified the form or timing of payment of Retirement Income attributable to such Participant contributions, such payment provisions shall control to the extent that such requirements do not conflict with Plan requirements required by ERISA and the Code.

             (c) The Accrued Benefit of a Participant with respect to Retirement Income attributable to Participant contributions shall not increase due to Hours of Service, Years of Service, Compensation, Basic Compensation, or Final Average Earnings attributable to periods of time after December 31, 1988.

        4.3  Accrued Benefit Derived from Employee Contributions
             ---------------------------------------------------

             (a) The Accrued Benefit of a Participant derived from Mandatory Contributions (as defined in this Section) of such Participant as of any applicable date is the amount equal to the Participant's Accumulated Contributions (as defined in this Section) expressed as an annual benefit commencing at Normal Retirement Age, using an interest rate which would be used under the Plan under Section 417(e)(3) of the Code as of the determination date.

             (b) Mandatory Contributions, as used herein, means amounts contributed to the Plan by the Participant which were required as a condition of employment, as a condition of participation in the Plan or as a condition of obtaining benefits under the Plan attributable to employer contributions. The Plan includes superseded plans.

             (c)  Accumulated Contributions, as used herein, means the total of:

                 (i)  All Mandatory Contributions made by the Participant;

                 (ii) Interest, if any, under the Plan to the end of 1988; and

                 (iii) Interest on the sum of the amounts determined under
             clauses (A) and (B) compounded annually:

                      (A) at a rate of 120 percent of the Federal mid-term rate
                 (as in effect under Section 1274 of the Code for the first month of a Plan Year) for the period beginning with the year 1989 and ending with the date on which the determination is being made, and

                      (B) at the interest rate which would be used under the
                 Plan under Section 417(e)(3) of the Code (as of the determination date) for the period beginning with the determination date and ending on the date on which the Participant attains Normal Retirement Age.

             (d) This Section shall supersede provisions to the contrary in Supplements to the Plan.


                                   ARTICLE V
                                   ---------

                                   BENEFITS
                                   --------

        5.1  Normal Retirement Benefit.
             -------------------------

             (a) Basic Benefit Formula. A Participant who is 100% vested and who retires on his Normal Retirement Date shall be entitled to the Actuarial Equivalent of a Retirement Income for the life of the Participant with payments commencing on his Normal Retirement Date, in an annual amount equal to the greater of the amount computed under Formula One or Formula Two.

                 (i) The amount computed under Formula One equals the product of the vested percentage as determined under provisions of the Plan of the Participant multiplied by the remainder of (A) minus (B), where
             (A) equals two percent of the Final Average Earnings of the Participant multiplied by the number of Years of Service of the Participant to a maximum of thirty years and (B) equals one and one-half percent of the Primary Social Security Amount to which the Participant is entitled multiplied by the number of Years of Service of the Participant to a maximum of thirty-three and one-third years.

                 (ii) The amount computed under Formula Two equals the product of the Vested Percentage of the Participant multiplied by the product of forty-eight dollars multiplied by the number of Years of Service of the Participant.

             (b) Social Security. Primary Social Security Amount means the estimated annual primary insurance amount that may be payable to a Participant commencing at the Normal Retirement Age of the Participant under provisions of the Federal Social Security Act regardless of whether the Participant applies for or actually receives such benefit. Primary Social Security Amount shall be determined as follows:

                 (i) The estimated insurance amount shall be based on the Social Security Act as in effect on December 31 coincident with or immediately preceding the date the Participant terminates employment with the Company, Subsidiaries and Related Employers.

                 (ii) In the case of a Participant whose employment terminates prior to his attainment of Normal Retirement Age, the estimated insurance amount will be based on the assumption that the Participant will continue to receive (for the period from his termination of employment until he attains his Normal Retirement
             Age) compensation that would be treated as wages for purposes of the Social Security Act at the same rate as he was receiving on the date of his termination of employment.

                 (iii) Any change (by amendment to the Social Security Act or by application of the provisions of the Act) occurring after the termination of the Participant's employment with the Company, Subsidiaries and Related Employers, shall not be taken into account in determining the Primary Social Security Amount.

                 (iv) In determining the Primary Social Security Amount of a
             Participant, the earnings history of the Participant with the Company, Subsidiaries and Related Employers shall be used for all Years of Service and it will be assumed that the Participant's wages had increased each calendar year at the same rate as the average of total wages (as specified in Section 215(b)-(3)(A)(11) of the Social Security Act) for other periods prior to the most recent termination of employment with the Company, Subsidiaries and Related Employers.

             (c) Benefit Adjustment for Termination of Employment Before Attainment of Normal Retirement Age. The Retirement Income of a Participant who terminates employment with the Company, Subsidiaries and Related Employers before attainment of his Normal Retirement Age shall have his Retirement Income adjusted as provided herein.

             Retirement Income shall be calculated by substituting Years of Service up to the maximum number of Years of Service specified in the applicable benefit formula which the Participant would have attained had he continued to earn uninterrupted Years of Service until his Normal Retirement Age in lieu of his actual Years of Service and then multiplying such Retirement Income amount by a fraction described in the next sentence. The numerator of the fraction is the actual Years of Service of the Participant at his date of termination of employment and the denominator of the fraction is the Years of Service which the Participant would have attained had he continued to earn uninterrupted Years of Service until his Normal Retirement Age.

             (d) Preretirement Survivor Annuity Benefit Reduction. The Retirement Income of a Participant shall be reduced pursuant to the Preretirement Survivor Annuity coverage provisions of Section 5.5.

             (e) Benefit adjustment due to periods of employment with the Company, a Subsidiary or a Related Employer during which the Participant did not qualify as an Employee including periods of time when the Participant was eligible to participate in another pension plan maintained by the Company, a Subsidiary or a Related Employer.

                 The Retirement Income of a Participant with Years of Service before 1993 shall be determined with respect to Years of Service before 1993 using the assumptions stated in items (i), (ii) and (iii) of this
        Section 5.1 (e). Years of Service after 1992 shall not be included in the calculation of Retirement Income pursuant to the assumptions stated in items (i), (ii) and (iii) of this Section 5.1 (e).

                 (i) The Retirement Income of such Participant shall be
             calculated based upon the assumption that he qualified as an Employee during the entire period of employment for the Company, Subsidiaries and Related Employers and then such Retirement Income amount shall be multiplied by a fraction described in Subsection
             (ii) of this Section to determine the Retirement Income to which such Participant is entitled.

                 (ii) The numerator of the fraction is the number of Years of
             Service which the Participant accrued while qualified as an Employee under the Plan. The denominator of the fraction is the number of Years of Service calculated based on the assumption that the Participant qualified as an Employee during the entire period of employment with the Company, Subsidiaries and Related Employers.

                 (iii) There shall be no duplication of benefits between this
             Plan and any other qualified pension plans maintained by the Company, a Subsidiary or Related Employer based on the same periods of employment, and any benefit payable under this Plan shall be inclusive of or reduced by the actuarially equivalent benefit which
             (A) is payable on behalf of such Participant under any other qualified pension plan toward the cost of which the Company, a Subsidiary or Related Employer has contributed for persons in their employment who do not qualify as Employees as defined in this Plan and (B) is based on a period of employment that the benefit payable to such Participant under this Plan is also based.

             (f) Minimum Benefit as of March 31, 1990. The Retirement Income of a Participant shall not be less than the Retirement Income of such Participant calculated as of March 31, 1990, pursuant to Plan provisions as of such date but based upon the five year certain and life thereafter form in lieu of the life only form in the Basic Benefit Formula described in subsection (a) of this Section 5.1 as of March 31, 1990.

             (g)  Years of service with two or more Controlled Groups.

                 (i) The Retirement Income of a Participant which is attributable to Years of Service with members of two or more Controlled Groups (see Section 6.10) shall be determined with respect to each such Controlled Group using the method described in this subsection.

                 (ii) The Accrued Benefit used to determine Retirement Income with respect to the first Controlled Group with respect to which the Participant is credited with Years of Service shall be determined pursuant to Plan provisions based on Years of Service and Final Average Earnings with respect only to members of such first Controlled Group. The Retirement Income based on such Accrued Benefit shall be payable from the assets of such first Controlled Group.

                 (iii) The Accrued Benefit used to determine Retirement Income with respect to the second Controlled Group with respect to which the Participant is credited with Years of Service shall be determined pursuant to Plan provisions based on Years of Service and Final

             Average Earnings with respect to members of both the first and second Controlled Groups reduced by the value of the Accrued Benefit determined with respect to the first Controlled Group. The Retirement Income based on such Accrued Benefit shall be payable from the assets of such second Controlled Group.

                 (iv) The Retirement Income of a Participant with respect to additional Controlled Groups shall be determined using the same method as described in this subsection. There shall be no duplication of benefits with respect to the various Controlled Groups.

        5.2  Postponed Retirement Benefit.  A Participant who wishes to do so
             ----------------------------
may continue as an Employee after his Normal Retirement Date. In such event, his Postponed Retirement Date shall be the first day of the month next following the date on which he actually retires from employment. A Participant who retires on a Postponed Retirement Date shall be entitled to a Retirement Income payable as provided in Article VI of the Plan, commencing on his Postponed Retirement Date, in an amount equal to the amount determined under Section 5.1 of the Plan. A Participant who continues as an Employee after his Normal Retirement Date may defer receipt of Retirement Income upon termination of employment. Such deferral shall not extend beyond the age for required distribution of Retirement Income pursuant to Plan provisions. Such Participant shall be subject to the Plan provisions relating to vested terminated Participants including reduction in Retirement Income under the Preretirement Survivor Annuity provisions. In addition, the Retirement Income of such Participant shall be actuarially adjusted to reflect the period of such deferral of Retirement Income.

        5.3  Early Retirement Benefit.
             ------------------------

             (a) A Participant who has completed at least five Years of Service may retire or terminate at any time on or after his fifty-fifth birthday. In such event, his Early Retirement Date shall be the first day of the month next following the date on which he retires or terminates from employment with the Company provided that he has completed at least five Years of Service and has attained fifty-five years of age prior to such retirement or termination of employment. A Participant who retires or terminates on an Early Retirement Date shall be entitled to a Retirement Income determined pursuant to Section 5.1 payable as provided in Article VI of the Plan, commencing on his Normal Retirement Date. A Participant who retires on an Early Retirement Date may elect, by giving prior written notice to the Administrator, to have his Retirement Income commence prior to his Normal Retirement Date and as of his Early Retirement Date. In that event, he shall be entitled to receive a Retirement Income in an amount equal to his Retirement Income on his Normal Retirement Date reduced by one-third of one percent thereof for each full calendar month in excess of thirty-six by which the commencement of payments precedes his Normal Retirement Date.

             (b) A Participant who has completed five Years of Service, terminates on an Early Retirement Date, and does not elect to receive Retirement Income as of his Early Retirement Date shall be eligible to receive Retirement Income prior to his Normal Retirement Date by giving prior written notice to the Administrator. The amount of such Retirement Income shall be determined pursuant to the provisions of
        Section 5.4 relating to Retirement Income of a terminated vested Participant. Provided, however, that the Retirement Income of such Participant shall not be less than the amount such Participant would have received had he elected to receive Retirement Income as of his Early Retirement Date.

        5.4  Termination of Vested Participant.
             ---------------------------------

             (a) A Participant shall be entitled to a nonforfeitable right of a percentage of his Accrued Benefits as follows:


                 Years                Nonforfeitable
                  of                     (Vested)         Forfeitable
                Service                 Percentage         Percentage
             ------------            ----------------    --------------

          Fewer than five years               0%                 100%
          Five years                        100%                   0%

             (b) A Participant who ceases to be an Employee shall be entitled to receive Retirement Income payable pursuant to provisions of the Plan equal to the nonforfeitable percentage of his Accrued Benefit on the date of his termination of employment determined as set forth in paragraph (a) next above. Any Accrued Benefit not payable to a Participant pursuant to this Section 5.4 shall be deemed a forfeiture and shall be used to reduce Company, Subsidiary or a Related Employer contributions to the Plan.

             (c) The Retirement Income of a terminated Participant determined pursuant to this Section shall be payable commencing as of his Normal Retirement Date, as set forth in Article VI of the Plan, in an amount equal to the nonforfeitable percentage of his Accrued Benefit. A terminated Participant may elect, by giving prior written notice to the Administrator, to have his Retirement Income commence prior to his Normal Retirement Date on the first day of any month coincident with or following his fifty-fifth birthday. In that event he shall be entitled to receive a Retirement Income in an amount equal to his Retirement Income on his Normal Retirement Date, actuarially reduced to reflect the earlier starting date thereof.

             (d) A vested Participant who receives credit for Years of Service under the Plan for periods of time before April 1, 1990, shall be eligible to receive Retirement Income commencing before Normal Retirement Age in an amount equal to the greater of (i) the Retirement Income calculated pursuant to provisions of subsections (a), (b) and (c) of this Section 5.4, or (ii) the Retirement Income calculated using Years of Service and Final Average Earnings as of March 31, 1990, and reduced by one-third of one percent thereof for each full calendar month in excess of thirty-six by which the commencement of payments precedes his Normal Retirement Date.

        5.5  Death Benefits.
             --------------

             (a)(i) If a Participant is vested in any portion of his Accrued Benefit and has a Spouse, then a "Preretirement Survivor Annuity" shall be provided to the surviving Spouse of the Participant if he dies while in the employment of the Company or after termination of his employment but before his Annuity Starting Date (as defined in paragraph (d) below). If the Participant dies before attaining age fifty-five, the Preretirement Survivor Annuity payable to his surviving Spouse shall be a survivor annuity payable to the Spouse under which the payments to the spouse are equal to the amount that would have been payable to the Spouse as a survivor annuity if the Participant had terminated employment with the Company on the date he died, attained age fifty-five, retired with an immediate 50% Joint and Survivor Annuity (as described in Section 6.1(a)) with the Spouse as contingent annuitant, and died the next day. In the case of a Participant who dies after terminating his employment with the Company, the preceding sentence shall be applied without regard to the requirement that the Participant be treated as though he had terminated employment with the Company on the day he died. If the Participant dies after attaining age fifty-five, then the Preretirement Survivor Annuity payable to his surviving Spouse shall be a survivor annuity for the life of the Spouse under which the payments to the Spouse are equal to the amount that would have been payable to the Spouse as a survivor annuity if the Participant had elected to begin receiving Retirement Income with an immediate 50% Joint and Survivor Annuity with the Spouse as contingent annuitant on the day before his death. The Preretirement Survivor Annuity shall be reduced to reflect the early commencement of payment of Retirement income as provided in Sections 5.3 and 5.4. The Preretirement Survivor Annuity shall be payable to the surviving Spouse in equal monthly installments commencing on the later to occur of (i) the first day of the month following the date of death of the Participant and (ii) the first day of the month in which the Participant would have attained age fifty-five, and shall terminate on the first day of the month in which the surviving Spouse dies. The surviving Spouse may elect to defer the commencement of payment of the Preretirement Survivor Annuity to a date not later than the Participant's Normal Retirement Date and if such deferral is elected the amount of payments shall be increased to reflect such deferral as if the Participant had so deferred the commencement of Retirement Income payments.

             (ii) If a Participant who had completed twenty-five Years of Service dies prior to attainment of fifty-five years of age and a Preretirement Survivor Annuity is payable with respect to such Participant, then such payments may begin, at the option of the Spouse, as of the first day of any month following the date of death of the Participant. If such payments begin before the date such Participant would have attained fifty-five years of age, the amount of the payment shall be determined as provided in the Plan for payment beginning as of the first of the month after such Participant would have attained fifty-five years of age and then such payment amount shall be actuarially reduced to reflect the earlier date for beginning payments. Provided, however, that this subsection (a)(ii) shall apply only to the Accrued Benefit of such deceased Participant accrued as of December 31, 1992. This option is not available for Accrued Benefit attributable to periods of time after December 31, 1992.

             (b) A Participant may elect at any time during the Election Period (as defined in paragraph (d) below) to waive the Preretirement Survivor Annuity and to revoke any such election at any time during the Election Period. An election by a Participant to waive the Preretirement Survivor Annuity shall not take effect unless the Participant's Spouse consents in writing to such election, such consent acknowledges the effect of such an election and the consent is witnessed by a representative of the Plan or a notary public, unless the Participant establishes to the satisfaction of the Administrator that such consent may not be obtained because there is no Spouse, the Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. The consent by a Spouse shall be effective only with respect to that Spouse.

             (c) The Administrator shall provide each Participant with a written explanation with respect to the Preretirement Survivor Annuity within the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.
        If the Participant enters the Plan after the first day of the Plan Year in which he attains age 32, the Administrator shall provide him with the explanation no later than the date 12 months after the date he enters the Plan. If the employment of a Participant with the Company terminates prior to the date he attains age 35, he must receive such written explanation during the period beginning 12 months before the date of termination of employment and ending on the date 12 months after the date of termination of employment. If the Participant thereafter returns to employment with the Company, he must again receive the explanation within the twelve month period commencing on the date he returns to employment. The explanation shall include (i) the terms and conditions of the Preretirement Survivor Annuity, (ii) the Participant's right to make, and the effect of, the revocation of an election to waive the Preretirement Survivor Annuity, (iii) the rights of the Participant's Spouse in connection therewith, and (iv) the right to make, and the effect of, the revocation of an election to waive the Preretirement Survivor Annuity.

             (d) For purposes of this Section, the term "Election Period" means the period that begins on the first day of the Plan Year in which the Participant attains age thirty-five and ends on the date of the Participant's death. In the case of a Participant whose employment with the Company terminates, the applicable Election Period with respect to benefits accrued before the date of termina-tion from employment shall not begin later than the date of termination. The term "Annuity Starting Date" means (i) the first day of the first period for which an amount is payable as an annuity under the Plan, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to that benefit under the Plan.

             (e) If a Participant does not elect to waive the Preretirement Survivor Annuity in accordance with this Section, then for each month during which the Preretirement Survivor Annuity is effective, the Participant's benefits under the Plan (including benefits payable to the surviving Spouse pursuant to this Section 5.5) shall be reduced for each full month of coverage during the periods of time described in the following provisions under the 50% Survivor Annuity provisions by an amount as stated:

                 (i)  For periods of coverage after 1988:

                      (A) one-twelfth of two and one half percent for each month after the month in which the Participant attains seventy-five years of age;

                      (B) one-twelfth of two and one-tenth percent for each
                 month during the period beginning after the month in which the Participant attains seventy years of age and ending with the month during which the Participant attains the age of seventy-five years;

                      (C) one-tenth of one percent for each month during the
                 period beginning after the month in which the Participant attains sixty-five years of age and ending with the month during which the Participant attains the age of seventy years;

                      (D) one-twenty-fourth of one percent for each month during the period beginning after the month in which the Participant attains sixty years of age and ending with the month during which the Participant attains the age of sixty-five years of age;

                      (E) one-thirtieth of one percent for each month during the period beginning after the month in which the Participant attains fifty-five years of age and ending with the month during which the Participant attains the age of sixty years;

                      (F) one-fortieth of one percent for each month during the
                 period beginning after the month in which the Participant attains fifty years of age and ending with the month during which the Participant attains the age of fifty-five years;

                      (G) one-sixtieth of one percent for each month during the
                 period beginning after the month in which the Participant attains forty-five years of age and ending with the month during which the Participant attains the age of fifty years;

                      (H) one-one hundred twentieth of one percent for each
                 month during the period beginning after the month in which the Participant attains forty years of age and ending with the month during which the Participant attains the age of forty-five years; and

                      (I) no reduction for the month during which the
                 Participant attains the age of forty years and each month prior thereto.

                 (ii) For periods of coverage after March, 1985 and before 1989:

                      (A) one-twenty-fourth of one percent for each month after
                 the month in which the Participant attains sixty years of age;

                      (B) one-thirtieth of one percent for each month during the period beginning after the month in which the Participant attains fifty-five years of age and ending with the month during which the Participant attains the age of sixty years;

                      (C) one-fortieth of one percent for each month during the
                 period beginning after the month in which the Participant attains fifty years of age and ending with the month during which the Participant attains the age of fifty-five years;

                      (D) one-sixtieth of one percent for each month during the
                 period beginning after the month in which the Participant attains forty-five years of age and ending with the month during which the Participant attains the age of fifty years;

                      (E) one-one hundred twentieth of one percent for each
                 month during the period beginning after the month in which the Participant attains forty years of age and ending with the month during which the Participant attains the age of forty-five years; and

                      (F) no reduction for the month during which the
                 Participant attains the age of forty years and each month prior thereto.

                 (iii) For periods of coverage after July, 1984, and before
             April, 1985, there shall be no reduction.

                 (iv) For periods of coverage after September, 1983 and before
             August, 1984:

                      (A) one-twenty-fourth of one percent for each month after
                 the month in which the Participant attains fifty-five years of age, and

                      (B) one-thirtieth of one percent for each month during the period beginning after the month in which the Participant attains fifty years of age and ending with the month during which the Participant attains the age of fifty-five years, and

                      (C) one-fortieth of one percent for the month during which the Participant attains the age of fifty years of age and for each month prior thereto.

                 (v) For periods of coverage before October, 1983, one-twenty-
             fourth of one percent for each full month of coverage.

             (f) If a Participant shall die on or after the first to occur of his attainment of Normal Retirement Age or the date of commencement of Retirement Income to him under the Plan, then except as otherwise provided in Section 5.6, payment shall be made to his surviving Spouse or Beneficiary in accordance with the form of payment elected by the Participant pursuant to Article VI (with the consent of the surviving Spouse if applicable), or if no such election is then in effect, to his surviving Spouse, if any, in the form of the survivor portion of a 50% Joint and Survivor Annuity pursuant to the terms of Section 6.1(a).

             (g) The Preretirement Survivor Annuity coverage provisions are applicable to a Participant if he is credited with one Hour of Service or one hour of paid leave after August 22, 1984. A Participant who was not credited with an Hour of Service or an hour of paid leave after August 22, 1984, but who was credited with at least one Hour of Service after 1975 and before August 23, 1984, has at least ten Years of Service, had a nonforfeitable right to all or a portion of his accrued benefit derived from Company contributions, had not begun to receive Retirement Income as of August 23, 1984, and is alive, may elect Preretirement Survivor Annuity coverage at any time prior to the time he begins to receive Retirement Income.

                 A Participant who was not credited with an Hour of Service after 1975 or with one hour of paid leave after August 22, 1984 but who was credited with at least one Hour of Service after September 1, 1974 and before 1976, had not begun to receive Retirement Income as of August 23, 1984, and is alive may elect at any time prior to the time he begins to receive Retirement Income, to have the provisions of the Plan in effect on August 22, 1984 apply with respect to the Qualified Joint and Survivor Annuity and the 50% Survivor Annuity.

                 Any other Participant is entitled to such survivor annuity coverage as provided by applicable prior provisions of the Plan.

             (h) As of December 31, 1985, all of the Participating Employers (as defined in the ANR Supplement to this Plan) in the Pre-1986 ANR Plan (as defined in the ANR Supplement to this Plan) provided a death benefit to the qualified surviving spouse of an active employee who died. This death benefit was provided to the qualified spouse of a Disabled Former Employee who became totally and permanently disabled after October 31, 1979 and who, on his date of death, was covered by the comprehensive benefits program maintained by the Company, a Related Employer or a Subsidiary. This death benefit was provided to the qualified spouse of a person who retired pursuant to Section 7.4 or 7.5 of the Pre-1986 ANR Plan, from the date of such retirement until such person attained sixty-five years of age. This death benefit program continued in effect after 1985 but only for employees who were continuously eligible to participate in the program and who were continuously covered under the program on and after December 31, 1985.

                 The reduction of Retirement Income for Preretirement Survivor Annuity coverage under the Plan, including the ANR Supplement, shall only apply to the amount of Retirement Income which exceeds the benefit payable to the surviving spouse under the death benefit program described in this subsection for the period of time the coverage was provided under such death benefit program.

        5.6  Elective Deferral.  In lieu of the commencement date that would
             -----------------
otherwise apply under Sections 5.1, 5.2, 5.3 or 5.4 hereof, and subject to the limitations set forth in Section 6.7, a Participant who terminates his employment with the Company on or before a Retirement Date may defer commencement of his Retirement Income payments to a date (his Deferred Commencement Date) subsequent to his Normal Retirement Date.

        5.7  Suspension of Benefits.
             ----------------------

             (a) If a Participant received Retirement Income payments under the Plan following a termination of his employment with the Company prior to his Normal Retirement Date and later resumes his employment with the Company prior to his Normal Retirement Date, no Retirement Income payments shall be paid during such later period of employment and up to his Normal Retirement Date. Any benefits payable under the Plan to or on behalf of the Participant at the time of his subsequent date of termination of employment shall be reduced by the Actuarial Equivalent of any benefits paid to him after his earlier termination and prior to his Normal Retirement Date unless the Participant repays such benefits in full to the Trust within two years after his date of reemployment.

             (b) If (i) a Participant whose employment terminates is reemployed by the Company after his Normal Retirement Date, or is reemployed by the Company prior to his Normal Retirement Date and continues in employment beyond his Normal Retirement Date, or (ii) a Participant continues in employment with the Company after his Normal Retirement Date without a prior termination, the following provisions of this Section 5.7 shall become applicable to him as of his Normal Retirement Date or, if later, his date of reemployment.

             (c) For purposes of this Section, the following definitions shall apply:

                 (i) "Postretirement Date Service" means each calendar month of employment of a Participant after his Normal Retirement Date and subsequent to the time that:

                      (A) payment of Retirement Income commenced to the
                 Participant if he returned to employment with the Company, or

                      (B) payment of Retirement Income would have commenced to
                 him if he had not remained in employment with the Company,

             if in either case the Participant completes forty or more Hours of Service in such calendar month. The determination of the Administrator with respect to whether an Employee is performing Postretirement Date Service shall be based on a reasonable and good faith evaluation of the facts, and shall be conclusive and binding.

                 (ii) "Suspendable Amount" means:

                      (A) in the case of Retirement Income payable periodically
                 on a monthly basis for as long as a life (or lives) continues, the monthly Retirement Income otherwise payable in a calendar month in which the Participant is engaged in Postretirement Date Service;

                      (B) in the case of Retirement Income payable other than in the form described in clause (A) above, the lesser of (1) the amount of Retirement Income that would have been payable to the Participant if he had been receiving monthly benefits under the Plan since actual retirement based on a single life annuity commencing at his actual retirement date; or (2) the actual amount paid or scheduled to be paid to the Participant for such month. Payments that are scheduled to be paid less frequently than monthly may be converted to monthly payments for purposes of clause (2).

             (d) Payment shall be permanently withheld of a portion of a Participant's Retirement Income, not in excess of the Suspendable Amount, for each calendar month during which the Participant is employed in Postretirement Date Service.

             (e) If payments have been suspended pursuant to paragraph (d) next above, such payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed in Postretirement Date Service; provided, however, that no payments shall resume until the Participant has complied with the requirements set forth in paragraph (i) below. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of Postretirement Date Service and the resumption of payment, less any amounts that are subject to offset pursuant to paragraph (f) below.

             (f) Retirement Income payments made subsequent to Postretirement Date Service shall be reduced (i) by the Actuarial Equivalent of any benefits paid to the Participant prior to the time he is reemployed by the Company after his Normal Retirement Date (such reduction will occur only if such benefits are not repaid in full to the Trust within two years after his date of reemployment); and (ii) by the amount of any payments previously made during those calendar months in which the Participant was engaged in Postretirement Date Service; provided, however, that such reduction under (ii) shall not exceed, in any one month, twenty-five percent of that month's total Retirement Income payment (excluding amounts described in paragraph (d) above) that would have been due but for the offset.

             (g) Any Participant whose payments of Retirement Income are suspended pursuant to paragraph (d) of this Section, shall be notified (by personal delivery or certified or registered mail) during the first calendar month in which payments are withheld, that his Retirement Income is suspended. Such notification shall include: (i) a description of the specific reasons for the suspension of payments; (ii) a general description of the Plan provisions relating to the suspension; (iii) a copy of the provisions; (iv) a statement to the effect that applicable Department of Labor regulations may be found at Section 2530.203-3 of Title 29 of the Code of Federal Regulations, (v) the procedure for appealing the suspension, which procedure shall be governed by Section 7.5; and (vi) the procedure for filing a benefits resumption notification pursuant to paragraph (i) below. If payments subsequent to the suspension are to be reduced by an offset pursuant to paragraph (f) above, the notification shall specifically identify the periods of employment with the Company for which the amounts to be offset were paid, the Suspendable Amounts subject to offset, and the manner in which the Plan intends to offset such Suspendable Amounts.

             (h) If the Summary Plan Description ("SPD") for the Plan contains information that is substantially the same as information required pursuant to paragraph (g), the notification required by paragraph (g) may refer the Participant to the relevant pages of the SPD. If the notification refers to the SPD, the notification shall also inform the Participant how to obtain a copy of the SPD, or relevant pages thereof, and any request for the referenced information shall be honored within thirty days of the receipt by the Administrator of such request.

             (i) Payments shall not resume as set forth in paragraph (e) above until a Participant performing Postretirement Date Service notifies the Administrator in writing of the cessation of such Service and supplies the Administrator with such proof of the cessation as the Administrator may reasonably require.

             (j) A Participant may request, pursuant to the procedure contained in Section 7.5, a determination whether specific contemplated employment will constitute Postretirement Date Service.

        5.7A Alternative to Receive Retirement Income During Reemployment.  In
             ------------------------------------------------------------
lieu of having his Retirement Income payments discontinued and his benefit payable upon his subsequent retirement or termination determined in accordance with the preceding provisions, any such Participant who is receiving Retirement Income payments under the Plan and who reenters the active employment of the Company may, upon such reentry, elect in writing and filed with the Administrator to continue to receive his Retirement Income payments after his reemployment in the same manner as though he had not reentered the employment of the Company and in such event he shall be treated as a new Employee with respect to such period of reemployment except that (i) he shall become a Participant in the Plan on the date of his reemployment, (ii) his Years of Service for vesting purposes shall include the Years of Service for vesting purposes which he had accrued prior to such reemployment, and (iii) the benefit which he accrued after the date of his reemployment which is payable to such Participant or his Beneficiary upon his subsequent retirement or termination of employment shall be limited to the amount which can be provided on an Actuarially Equivalent basis by the monthly Retirement Income, if any, which he accrues subsequent to such reemployment based upon his Years of Service for purposes of determining Retirement Income and Final Average Earnings determined in the same manner as though he were a new Employee; provided further, however, that such income which such a Participant accrues subsequent to his reemployment shall not cause the Actuarial Equivalent of the total income payments to the Participant or his Beneficiary under the Plan to exceed the amount which would have been payable if he had not elected to continue to receive his Retirement Income after his reemployment.

        5.8  Maximum Benefit.
             ---------------

             (a) Notwithstanding any other provision of this Plan, in no event may a Participant's annual Retirement Income attributable to Company contributions exceed the equivalent, determined in accordance with paragraph (f) of this Section and with rules determined by the Commissioner of Internal Revenue pursuant to Code Section 415, of a straight life annuity payment equal to the lesser of:

                 (i) $90,000, or such other amount as may be set forth in
             Section 415 of the Code or determined by Treasury regulations issued pursuant to Section 415(d) of the Code; or

                 (ii) one hundred percent of the Participant's average annual
             Compensation over the three consecutive calendar years of employment (or lesser if the Participant does not have three consecutive years) during which he had the greatest aggregate Compensation from the Company, increased to reflect cost of living adjustments determined by Treasury regulations issued pursuant to
             Section 415(d) of the Code; and

                 (iii) if the Participant has been a Participant in the Plan for fewer than ten Plan Years, as determined pursuant to Section 1.28(b), the amount determined under paragraph (i) of this Section
             5.8 multiplied by a fraction, the numerator of which is the Participant's number of Plan Years (or part thereof) of participation in the Plan, as determined pursuant to Section 1.28(b), and the denominator of which is ten, provided, however, that such product shall not be less than one-tenth of the amount determined under the foregoing provisions of this Section 5.8; and

                 (iv) if the Participant has been employed by the Company for fewer than 10 years, the amount determined under the provisions of paragraph (ii) of this section 5.8 multiplied by a fraction, the numerator of which is the number of years (or part thereof) during which the Participant has been employed by the Company, and the denominator of which is ten (10), provided that such product shall not be less than one-tenth of the amount determined under the foregoing provisions of this section 5.8.

             (b) The maximum benefit permitted under paragraph (a) of this Section shall be in the form of a straight life annuity (with no ancillary benefits) under a plan to which employees do not contribute and under which no rollover contributions are made.

             (c) Notwithstanding the foregoing provisions of this Section 5.8, a Retirement Income payable with respect to the Plan shall not be deemed to exceed the limitation of this Section 5.8 in a Plan Year if the Retirement Income derived from Company contributions payable with respect to the Participant under this Plan and all other defined benefit plans of the Company does not in the aggregate exceed $10,000 for such Plan Year. If the Participant has fewer than ten Years of Service, the $10,000 amount referred to in the previous sentence of this subsection
        (c) shall be multiplied by a fraction, the numerator of which is the Participant's number of Years of Service and the denominator of which is ten, provided, however, that the resulting product shall not be less than one-tenth of the amount determined under this subsection (c). The provisions of this paragraph (c) shall not apply with respect to any Participant if the Company has at any time maintained a defined contribution plan in which the Participant participated.

             (d) Voluntary Contributions will be treated as a separate defined contribution plan maintained by the Company that is subject to the limitations on contributions and other additions described in Treasury Regulation Section 1.415-6.

             (e)  If the $90,000 amount contained in paragraph (a)(i) of this
        Section is increased pursuant to Treasury regulations issued under
        Section 415(d) of the Code, such increase shall be effective as of January 1 of the calendar year for which such Treasury regulations were effective and shall apply with respect to Limitation Years ending with or within that calendar year.

             (f)  For purposes of this Section 5.8:

                 (i) If the Retirement Income under the Plan is payable in any form other than a straight life annuity, the determination whether the limitation described in paragraph (a) of this Section has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such benefit so that it is equivalent to the benefit described in paragraph (a) of this Section. For purposes of this paragraph (f)(i), any ancillary benefit that is not directly related to Retirement Income benefits shall not be taken into account and that portion of any joint and survivor annuity that constitutes a qualified joint and survivor annuity (as defined in Section 417(b) of the Code) shall not be taken into account.

                 (ii) If the Retirement Income under the Plan begins before the
             Social Security Retirement Age, the determination whether the $90,000 limitation set forth in subsection (a) has been satisfied shall be made, in the case of Retirement Income commencing on or after age 62, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such Income so that it is equivalent to a benefit beginning at the Social Security Retirement Age. In the case of a Retirement Income commencing prior to age 62, such determination shall be made (A) by reducing such Retirement Income for the period between the Social Security Retirement Age and age 62 in accordance with the procedure described in the preceding sentence and (B) by further reducing such Retirement Income to its Actuarial Equivalent for the period between age 62 and the date payment commences. Reductions under this paragraph shall be made in such manner as the Secretary of the Treasury may prescribe that is consistent with old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

                 (iii) If payment of Retirement Income under the Plan begins after the Social Security Retirement Age, the determination as to whether the $90,000 limitation set forth in subsection (a) has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury, by adjusting such benefit so that it is equivalent to such a benefit beginning at the Social Security Retirement Age.

                 (iv) (1)  For purposes of adjusting any benefit under paragraph
                 (f)(i) of this Section, the interest rate assumption shall be the greater of five percent or the rate specified in Section
                 1.2 of the Plan.

                      (2) For purposes of adjusting any benefit under paragraph
                 (f)(ii) of this Section, the interest rate assumption shall be the greater of five percent or the rate used pursuant to
                 Section 5.3 of the Plan.

                      (3) For purposes of adjusting any benefit under paragraph
                 (f)(iii) of this Section, the interest rate assumption shall be the lesser of five percent or the rate specified in Section 1.2 of the Plan.

             (g) If any Participant under this Plan is also a Participant in a defined contribution plan or plans (as defined in Section 415 of the Code) maintained by the Company, the sum of the defined benefit plan fraction (as defined in Code Section 415(e)(2)) and the defined contribution plan fraction (as defined in Code Section 415(e)(3)) for any Limitation Year with respect to such Participant shall not exceed one. If such sum exceeds one and the annual additions (as defined in Code Section 415(c)(2)) for such Participant to such defined contribution plan or plans are not reduced to obtain compliance with Code Section 415(e), then the Participant's Retirement Income under this Plan shall be reduced to obtain such compliance.

             (h) (i) The total annual benefit payable under all qualified defined benefit plans maintained by the Company shall not exceed the limits under Section 415 of the Code as set forth in paragraph
             (a) of this Section.

                 (ii) For purposes of the limitations imposed by this Section
             5.8, a defined benefit plan or defined contribution plan shall be treated as maintained by the Company if the plan is maintained by any employer that is, along with the Company, a member of a controlled group of corporations or under common control with the Company (as defined in Sections 414(b) and (c) of the Code, as modified by Section 415(h) thereof) or a member of an affiliated service group (as defined in Section 414(m) of the Code).

             (i) For purposes of this Section 5.8, the term "Limitation Year" means the period to be used in determining the Plan's compliance with Code Section 415 and the regulations thereunder. The Company shall take all actions to ensure that the Limitation Year is the same period as the Plan Year.

             (j) For purposes of this Section and Section 13.6, "compensation" means wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Company (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips and bonuses); shall include all compensation actually paid or made available to a Participant for an entire Limitation Year; and shall not include any other items or amounts paid to or for the benefit of a Participant.

             (k) For purposes of this Section, the term "Social Security Retirement Age" means the age used as the retirement age for a Participant under Section 216(l) of the Social Security Act, except that such section shall be applied (i) without regard to the age increase factor, and (ii) as if the early retirement age under Section 216(1)(2) of that Act were sixty-two.

             (l) Any reduction in Retirement Income made pursuant to provisions of this Section 5.8 shall not be increased in subsequent years to the extent allowed by changes in the limitation provisions of Section 415 of the Code including increases in the maximum dollar limitations permitted in such future years.


                                  ARTICLE VI
                                  ----------

                NORMAL AND OPTIONAL FORMS OF RETIREMENT INCOME
                ----------------------------------------------

        6.1  Normal Form of Payment.
             ----------------------

             (a) If a Participant does not make a timely election not to receive payments pursuant to this Section and to receive payments pursuant to one of the optional forms of payment described below, and has a Spouse at the time payments under the Plan commence, the Retirement Income payable to the Participant shall be payable as a "50% Joint and Survivor Annuity". A 50% Joint and Survivor Annuity means an annuity payable to the Participant for his life, with a survivor annuity payable to his Spouse for the life of such Spouse in an amount equal to fifty percent of the amount payable during the life of the Participant. A 50% Joint and Survivor Annuity is the Actuarial Equivalent of the Retirement Income determined pursuant to Section 5.1 payable as set forth therein. An election by a Participant not to receive payments pursuant to this Section shall be effective only if the Participant's Spouse has consented to such election as provided in Section 6.2(d).

             (b) If a Participant does not make a timely election not to receive payments pursuant to this Section and to receive payments pursuant to one of the optional forms of benefits described below and does not have a Spouse at the time payments under the Plan commence, the Retirement Income payable to the Participant shall be payable in an amount determined in Section 5.1, as an annuity for the Participant's life ending on the first day of the month during which his death occurs.

        6.2  Election of the Form of Benefits.
             --------------------------------

             (a) Within a reasonable time prior to the commencement of Retirement Income payments to a Participant, the Administrator shall give the Participant a written notice, in nontechnical terms, of his right to elect not to receive his Retirement Income pursuant to Section
        6.1 and of his right to make an election of an optional form of payment of his Retirement Income pursuant to Section 6.3. Such notice shall include a description of (i) the terms and conditions of the normal form of benefit under Section 6.1, (ii) the Participant's right to make and the effect of an election to waive that form, (iii) the rights of the Participant's Spouse not to consent to such an election, (iv) the right to make, and the effect of, a revocation of such an election, (v) the optional forms of payment available under

        Section 6.3 and the Participant's right to designate a Beneficiary in connection therewith, and (vi) the Participant's right to request additional information from the Administrator respecting the estimated financial effect upon the Participant's Retirement Income (in terms of dollars and cents per annuity payment) of electing to receive payment in one of the optional forms provided in Section 6.3.

             (b) The elections provided in Sections 6.1 and 6.3 may be made by the Participant by giving a written notice of election to the Administrator at any time during the Election Period consisting of the ninety day period ending on the Participant's Annuity Starting Date (as defined in Section 5.5(d)). Any election provided in Sections 6.1 and
        6.3 may be modified or revoked during the Election Period and shall be automatically revoked if the Participant dies before commencement of payment of his Retirement Income to him. A Participant may elect a different option under this Section only if he meets the requirements of this paragraph and paragraph (d).

                 The election of form of benefits and of the Beneficiary to receive benefits under a survivor annuity form of benefit may not be changed after the Election Period. However, the Participant may change the Beneficiary designated to receive period certain payments under a form of benefit containing a period certain payment after the end of the Election Period.

             (c) If a Participant makes a request for additional information pursuant to paragraph (a)(vi) on or before the last day of the Election Period, the Election Period shall be extended to the extent necessary to include at least the ninety calendar days immediately following the day the additional requested information is personally delivered or mailed to the Participant.

             (d) Any election by a Participant not to receive benefits in either (i) the normal form set forth in Section 6.1(a) or (ii) a fifty percent or greater Joint and Survivor Annuity payable to the Spouse shall not take effect unless such Participant's Spouse consents in writing to such election, such consent acknowledges the effect of such election and the identity of any non-Spouse Beneficiary, including any class of Beneficiaries and any contingent Beneficiaries, designated in connection with the election of an optional form of payment pursuant to
        Section 6.3, and such consent is witnessed by a representative of the Plan or a notary public, unless the Participant establishes to the satisfaction of the Administrator that such consent may not be obtained because there is no Spouse, the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. Any consent by a Spouse, or establishment that the consent of a Spouse may not be obtained, shall be effective only with respect to that Spouse.

                 A Participant may not subsequently change the form of payment elected pursuant to Section 6.3 or the designation of his Beneficiary unless his Spouse consents to the new election or designation in accordance with the requirements set forth in the preceding sentence, or unless the Spouse's consent permits the Participant to change the form of payment elected or the designation of his Beneficiary without the Spouse's further consent.

             (e) If a Participant is treated as having a Spouse under the second sentence of Section 1.22, after the date that the Participant and such Spouse have been married for a continuous period of at least one year, then the Participant shall be subject to the provisions of Section 6.1(a) of the Plan and, unless a valid election pursuant to Section 6.1 was filed by the Participant (and consented to by such Spouse), the Participant's Retirement Income shall be payable thereafter in the form of a 50% Joint and Survivor Annuity in an amount based on the Participant's Accrued Benefit on the date that such Retirement Income payments commenced, reduced by the Actuarial Equivalent of the benefits paid to or with respect to such Participant between such date and the date on which Retirement Income payments commence in the form of a 50% Joint and Survivor Annuity. The provisions of this paragraph (e) shall only apply if Retirement Income commences being paid to such Participant other than in the form of a 50% or greater Joint and Survivor Annuity.

        6.3  Optional Forms of Payment.  Each of the optional forms of payment
             -------------------------
described under this Section shall be the Actuarial Equivalent of the Retirement Income otherwise payable to the Participant under the provisions of Section 6.1 of the Plan. Subject to Section 6.2, in lieu of the normal form of Retirement Income set forth in Section 6.1, a Participant may elect any of the following forms of payment of benefits under the Plan:

             (a)  Five or Ten-Year Certain Annuity.  A participant may receive
                  --------------------------------
        an annuity payable monthly during his lifetime and, if he dies within a period of five or ten years, as selected by the Participant, after the commencement of payments, the same amount shall be payable monthly for the remainder of such five or ten-year period to his Beneficiary or Beneficiaries.

             (b)  Straight Life Annuity.  A Participant may receive an annuity
                  ---------------------
        payable monthly during his life, ending on the first day of the month during which his death occurs.

             (c)  Joint and Survivor Annuity.  A Participant may receive an
                  --------------------------
        annuity payable to the Participant for his life with a survivor annuity payable to his Spouse or such other Beneficiary selected in the manner set forth in Section 1.3, for the life of such Spouse or Beneficiary, in an amount equal to fifty or one hundred percent, as selected by the Participant, of the amount payable during the life of the Participant.

        6.4  Administrative Powers Relating to Payments.
             ------------------------------------------

             (a) If any person eligible to receive payments under the provisions of this Plan is under a legal disability or, by reason of illness or mental or physical disability, is, in the opinion of the Administrator, unable to properly administer payments made pursuant to the Plan, the Trustee shall make such payments in such of the following ways as the Administrator shall direct:

                 (i) Directly to the person eligible to receive the payments;

                 (ii) To the legal representative of such person eligible to receive payments; or

                 (iii) To some relative by blood or marriage, or friend, for the benefit of such person eligible to receive payments.

             (b) Any payment made pursuant to this Section shall be in complete discharge of the obligation therefore under the Plan.

        6.5  General Limitation.  Except as set forth in Section 6.1(a) and
             ------------------
anything else in this Article to the contrary notwithstanding, no method of distribution (other than a 50% to 100% Joint and Survivor Annuity payable to the Spouse) may be made under this Article which would result in the Actuarial Equivalent of a Spouse's or Beneficiary's interest exceeding fifty percent of the Actuarial Equivalent of the Participant's full Retirement Income, both equivalents being determined as of the Participant's Retirement Date.

        6.6  Small Amounts.
             -------------

             (a) If the lump-sum Actuarial Equivalent of the monthly Retirement Income attributable to Company contributions and Participant contributions payable under the Plan to any Participant who has incurred a Break in Service, or to the Spouse or Beneficiary of a deceased Participant, is less than $3,500 the Company shall direct that the Actuarial Equivalent of that monthly Retirement Income otherwise payable be paid in a lump sum, in full satisfaction of all rights of the Participant, his Spouse and his Beneficiary to receive any benefits under the Plan. Such lump sum payment shall be paid within a reasonable time after the end of the Plan Year in which the Participant incurs a Break in Service or dies, whichever is applicable. No distribution may be made under this Section after payment of a Participant's Retirement Income has commenced unless the Participant and his Spouse, if any (or where the Participant has died, his Spouse), consent in writing to the distribution.

             (b) If the distributee of any eligible rollover distribution (as defined in Code Section 402(f)(2)(A)) elects to have such distribution paid directly to an eligible retirement plan (as defined in Code Section 402(c)(8)(B) except that a qualified trust shall be considered an eligible retirement plan only if it is a defined contribution plan, the terms of which permit the acceptance of rollover contributions) and specifies the eligible retirement plan (as defined herein) to which such distribution is to be paid (in such form and at such time as the Administrator may prescribe), such distribution shall be made in the form of a direct transfer to the eligible retirement plan (as defined herein) so specified. The distribution shall be eligible for the direct transfer described herein only to the extent that the eligible rollover distribution (as defined herein) would be includible in gross income if not transferred in a direct transfer described herein (determined without regard to Code Sections 402(c) and 403(a)(4)). The Administrator shall determine whether or not to make a requested direct transfer based upon applicable provisions of the Code including Section 401(a)(31) of the Code and Treasury Regulations issued pursuant thereto. In addition, the Administrator may establish guidelines consistent with the Code and Treasury Regulations for use in determination as to whether or not to make a requested direct transfer to another plan.

        (c) A Participant who is not vested in a Retirement Income benefit under the Plan upon termination of employment has no benefit under the Plan. However, such Participant is deemed to receive a distribution from the Plan equal to the value of his Retirement Income (which is zero dollars) upon such termination of employment. If such Participant subsequently becomes eligible for additional vesting under the Plan, the value of the Retirement Income (which is zero dollars) deemed previously distributed to such person shall be deemed to have been repaid with interest at the rate determined for purposes of Code Section 411(c)(2)(C) to the Plan by such person. Such deemed repayment must occur prior to the time such person incurs five one year Breaks in Service periods.

        6.7  Commencement of Benefits.
             ------------------------

             (a) The payment of benefits under the Plan to, or with respect to, a Participant shall, subject to the provisions of Section 5.6, be made or commenced not later than sixty days after the last day of the Plan Year in which the last of the following occurs: (i) the Participant's sixty-fifth birthday; (ii) the date on which the employment of the Participant terminates; or (iii) the tenth anniversary of the commencement of the Participant's employment with the Company.

                 Notwithstanding the foregoing, no distribution of a Retirement Income with an Actuarial Equivalent in excess of $3,500 shall be made or commenced to the Participant prior to the date Participant attains age 65 without the Participant's written consent. No such consent shall be valid unless the Participant receives a general description of the material features, and an explanation of the relative values, of the optional forms of benefit available under the Plan. In addition, the Participant must be informed of his right to defer receipt of the distribution. The Administrator shall deliver the aforementioned written notice to the Participant during a period commencing no less than 30 days and no more than 90 days before the Participant's date of commencement of benefits. The written consent of the participant to the distribution shall not be made before the participant receives the notice and shall not be made more than 90 days before his date of commencement of benefits.

             (b) Notwithstanding anything to the contrary contained elsewhere in the Plan:

                 (i) The payment of benefits under the Plan to any Participant will:

                      (A) be distributed to him not later than the Required
                 Distribution Date (as defined in paragraph (b)(iii)), or

                      (B) be distributed to him commencing not later than the
                 Required Distribution Date in accordance with regulations prescribed by the Secretary of the Treasury (I) over the life of the Participant or over the lives of the Participant and his Beneficiary, or (II) over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his Beneficiary.

                 (ii) (A) If the Participant dies after distribution to him has commenced pursuant to paragraph (b)(i)(B), but before his entire interest in the Plan has been distributed to him, then the remaining portion of that interest will be distributed at least as rapidly as under the method of distribution being used under paragraph (b)(i)(B) at the date of his death.

                      (B) If the Participant dies before distribution to him has commenced pursuant to paragraph (b)(i)(B), then, except as provided in paragraphs (b)(ii)(C) and (b)(ii)(D), his entire interest in the Plan will be distributed within five years after his death.

                      (C) Notwithstanding the provisions of paragraph
                 (b)(ii)(B), if the Participant dies before distribution to him has commenced pursuant to paragraph (b)(i)(B) and if any portion of his interest in the Plan is payable (I) to or for the benefit of a Beneficiary, (II) in accordance with regulations prescribed by the Secretary of the Treasury over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and (III) beginning not later than one year after the date of the Participant's death or such later date as the Secretary of the Treasury may prescribe by regulations, then the portion of his interest referred to in this paragraph (b)(ii)(C) shall be treated as distributed on the date on which such distributions begin.

                      (D) Notwithstanding the provisions of paragraphs
                 (b)(ii)(B) and (b)(ii)(C), if the Beneficiary referred to in paragraph (b)(ii)(C) is the Spouse of the Participant, then:

                          (I) the date on which the distributions are required
                      to begin under paragraph (b)(ii)(C)(III) shall not be earlier than the date on which the Participant would have attained age 70-1/2, and

                          (II) if the Spouse dies before the distributions to
                      that Spouse begin, then this paragraph (b)(ii)(D) shall be applied as if the Spouse were the Participant.

                 (iii) For purposes of this subsection (b), the Required
             Distribution Date means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 provided, however, that if the Participant attains age 70 1/2 in calendar year 1988, the Required Distribution Date means April 1, 1990, and further provided that if the Participant attains age 70 1/2 prior to January 1, 1988, the Required Distribution Date means the April 1 following the later of the calendar year in which the
             Participant: (A) attains age 70 1/2, or (B) terminates service with the Company, unless he is a 5% owner (as defined in Section 416 of the Code) of the Company with respect to the Plan Year ending in the calendar year in which he attains age 70 1/2, in which case clause (B) shall not apply.

                 (iv) For purposes of this subsection (b), the life expectancy of a Participant and his Spouse may be redetermined, but not more frequently than annually. This paragraph (iv) shall not apply in the case of a life annuity.

        6.8  No Guaranty of Benefits.  The benefits provided under the Plan
             -----------------------
shall be paid solely from the assets of the Trust Fund including Insurance contracts. Except to the extent provided by ERISA, nothing contained in the Plan or the Trust Agreement shall constitute a guaranty by the Company or the Trustee that the assets of the Trust Fund will be sufficient to pay any benefit to any person.

        6.9  Medium of Payments.  Any payment made to any person pursuant to the
             ------------------
terms of the Plan may be made by check or in cash. If acceptable to the Administrator and the payee, payment may be made by other means.

        6.10 Assets for Benefit Payment.
             --------------------------

             (a) All assets of the Plan, except insurance contracts, may be commingled for investment. However, beginning with Plan Year 1990, the Administrator shall maintain separate accounting of assets, including insurance contracts, with respect to each Controlled Group which includes entities which have adopted the Plan. A "Controlled Group" is a controlled group of corporations and/or trades or businesses as defined in Sections 414(b) and (c) of the Code. A Controlled Group shall also include any Subsidiary to the extent so provided in a Supplement included in the Plan.

             (b) Retirement Income accrued by a Participant while employed by a member of a Controlled Group shall be paid from the assets of such Controlled Group except as provided in Section 8.2.

             (c) All assets of each Controlled Group are available to pay Retirement Income with respect only to Participants of such Controlled Group. This subsection (c) is effective as of January 1, 1991.

             (d) All amounts held in the Plan allocable to a particular member of a Controlled Group are available to pay Retirement Income with respect to all Participant benefits accrued with respect to any member of such Controlled Group.

        6.11 Funding Through Insurance Contracts.  Upon direction of the
             -----------------------------------
Administrator with specific prior authorization in writing from the Company, the Trustee shall purchase from a legal reserve life insurance company a retirement annuity or other form of life insurance contract which, as far as possible, provided benefits equal to (or actuarially equivalent to) those provided in the Plan for such Participant or Beneficiary, but provides no optional form of Retirement Income which would not be permitted under the Plan. Such contract shall thereafter govern the payment of the amount of benefit, if any, represented by such contract, which is payable under the Plan upon the Participant's retirement or termination of employment, and the liability of the Trust Fund and of the Plan will cease and terminate with respect to such benefits.

          Any such policy or contract issued prior to the termination of the Plan shall provide that the Trustee shall retain all rights of ownership at all times except the right, unless such policy or contract provides otherwise, to designate the Beneficiary to receive any benefits payable upon the death of the Participant and shall further provide that all dividends or experience rating credits shall be paid to the Trustee and applied to reduce future Company contributions to the Plan.

          Any annuity contract distributed by the Trustee to a Participant or Beneficiary hereunder shall contain a provision to the effect that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person other than the issuer thereof.


                                  ARTICLE VII
                                  -----------

                              PLAN ADMINISTRATION
                              -------------------

        7.1  Company Responsibility.  Coastal shall be responsible for and shall
             ----------------------
control and manage the operation and administration of the Plan. It shall be the "Plan Administrator" and "Named Fiduciary" for purposes of ERISA and shall be subject to service of process on behalf of the Plan. The Board may, in its discretion, appoint a Committee of one or more persons, to be known as the "Plan Administrative Committee" to act as the agent of the Company in performing some or all of these duties. If the Board chooses not to appoint such a Committee, all references in the Plan to the "Committee" (except for such references in this Section 7.1) shall mean the Board. The members of the Committee shall serve at the pleasure of the Board; they may be officers, directors, or Employees of the Company or any other individuals. Any member may resign by delivering his written resignation to the Board and to the Committee. Vacancies in the Committee arising by resignation, death, removal or otherwise, shall be filled by the Board. The Company shall advise the Trustee in writing of the names of the members of the Committee and of changes in membership from time to time.

        7.2  Powers and Duties of Committee.  The Committee shall perform the
             ------------------------------
duties, if any, assigned to it by the Board of Directors. The regularly kept records of the Company shall be conclusive and binding upon all persons with respect to an Employee's Hours of Service, date and length of employment, time and amount of Compensation and the manner of payment thereof, type and length of any absence from work and all other matters contained therein relating to Employees. All rules and determinations of the Committee shall be uniformly and consistently applied to all persons in similar circumstances.

        7.3  Organization and Operation of Committee.
             ---------------------------------------

             (a) The Committee shall act by majority vote of its members at the time in office, and such action may be taken either by a vote at a meeting or in writing without a meeting. The signatures of a majority of the members will be sufficient to authorize Committee action. A Committee member shall not participate in discussions of or vote upon matters pertaining to his own participation in the Plan.

             (b) The Committee may authorize any of its members or any other person to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of such member or person. The Trustee thereafter shall accept and rely upon any document executed by such members or persons as representing action by the Committee, until the Committee shall file with the Trustee a written revocation of such designation.

             (c) The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs and, with the consent of the President of the Company, may appoint such accountants, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of this Plan. The Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports that shall be furnished to it by any such accountant, counsel, specialist or other person.

        7.4  Records and Reports of Committee.  The Committee shall keep a
             --------------------------------
record of all its proceedings and acts and shall keep all such books of account, records, and other information as may be necessary for proper administration of the Plan. The Committee shall notify the Company of any action taken by the Committee and, when required, shall notify the Trustee and any other interested person or persons.

        7.5  Claims Procedure.  Claims for benefits under the Plan shall be made
             ----------------
in writing to the Administrator. If the Administrator wholly or partially denies a claim for benefits, the Administrator shall, within a reasonable period of time, but no later than ninety days after receiving the claim, notify the claimant in writing of the denial of the claim. If the Administrator fails to notify the claimant in writing of a decision with respect to the claim within ninety days after the Administrator receives it, the claim shall be deemed denied. A notice of denial shall be written in a manner calculated to be understood by the claimant, and shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (d) an explanation of the Plan's review procedure. Within sixty days of the receipt by the claimant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied as set forth above, if applicable, the claimant may file a written request with the Administrator that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if the Administrator deems one necessary. In connection with the claimant's appeal of the denial of his benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Administrator shall render a decision on the claim appeal promptly, but not later than sixty days after receiving the claimant's request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case the sixty-day period may be extended to 120 days. The Administrator shall notify the claimant in writing of any such extension. The decision upon review shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by the claimant and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based.

        7.6  Compensation and Expenses of Committee.  The members of the
             --------------------------------------
Committee shall serve without compensation for services as such, but all reasonable expenses incurred by the Committee incident to the administration for the Plan (including reasonable expenses of litigation involving the Plan and reasonable fees and expenses of its attorneys and agents) shall be borne by, and paid out of the Plan assets, except to the extent the Administrator elects to have such expenses paid directly by the Company.

        7.7  Indemnity of Committee Members.  The Company shall indemnify and
             ------------------------------
defend each member of the Committee and each of its other employees against any and all claims, loss, damages, expenses (including reasonable attorney's fees), and liability arising in connection with the administration of the Plan, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member or other employee.

        7.8  Standard of Judicial Review. The Administrator has full and
             ---------------------------
absolute discretion in the exercise of each and every aspect of its authority under the Plan, including without limitation, the authority to determine any person's right to benefits under the Plan, the correct amount and form of any such benefits, the authority to decide any appeal, the authority to review and correct any prior actions and all of the rights, powers, and authorities specified in the Plan. Notwithstanding any provision of law or any explicit or implicit provision of this document, any action taken, or ruling or decision made, by the Administrator in the exercise of any of its powers and authorities under the Plan shall be final and conclusive as to all parties including without limitation all Participants and Beneficiaries, regardless of whether the Administrator may have an actual or potential conflict of interest with respect to the subject matter of such action, ruling, or decision. No such final action, ruling, or decision of the Administrator shall be subject to de novo review in any judicial proceeding; and no such final action, ruling, or decision of the Administrator may be set aside unless it is held to have been an abuse of discretion or arbitrary and capricious by a final judgement of a court having jurisdiction with respect to the issue."


                                 ARTICLE VIII
                                 ------------

                                  THE TRUSTEE
                                  -----------

        8.1  Trustee.  The duties and responsibilities of the Trustee are
             -------
contained in the Trust.

        8.2  Payment of Benefits.  In lieu of the payment of Retirement Income
             -------------------
or other benefits with respect to a Participant from the Trust Fund of more than one Controlled Group (as defined in Section 6.10) or from the trust fund of more than one qualified pension Plan of the Company, Subsidiaries and Related Companies, the Administrator or other administrators of the plans, may, by mutual agreement, provide for payment of the entire monthly income or other benefit from one trust fund with appropriate reimbursement to the trustee of the trust fund from which the benefits are to be paid by transfer of funds equal to the single-sum value of the benefits payable under the other plan (or plans) to the trust fund from which benefits actually will be paid.


                                  ARTICLE IX
                                  ----------

                      PROVISION TO PREVENT DISCRIMINATION
                      -----------------------------------

        9.1  Purpose. To prevent discrimination in favor of Highly Compensated
             -------
Participants, the provisions of this Article IX shall be applicable notwithstanding anything elsewhere contained in the Plan to the contrary.

        9.2  Definitions. In this Article, the following terms shall have the
             -----------
meaning stated below:

             (a) "Accrued Benefit" shall have the meaning set forth in Section 1.1.

             (b)  "Actuarial Equivalent" shall have the meaning set forth in
        Section 1.2.

             (c) "Benefit" shall include among other benefits under the Plan, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits under the Plan not provided for by insurance on the Employee's life.

             (d)  "Current Liabilities" shall have the meaning set forth in
        Section 412(l)(7) of the Code.

             (e)  "Compensation" shall have the meaning set forth in Section
        1.9.

             (f) "Highly Compensated Participant" shall have the meaning set forth in Section 1.13.

             (g) "Social Security Supplement" shall have the meaning set forth in Internal Revenue Service Regulation (S) 1.411(a)-7(c)(4)(ii).

        9.3  Limitations.
             -----------

             (a) In the event of termination of the Plan, the Benefit of any Highly Compensated Participant (and any former Highly Compensated Participant) is limited to a Benefit that is nondiscriminatory under
        Section 401(a)(4) of the Code.

             (b) The annual payments under the Plan to any Employee described in Section 9.4 are restricted to an amount in each taxable year of the Employee equal to the payments that would be made on behalf of the Employee under:

                 (1) A straight life annuity that is the Actuarial Equivalent of the Accrued Benefit and other Benefits to which the Employee is entitled under the Plan (other than a Social Security Supplement), and

                 (2) The amount of the payments that the Employee is entitled to receive under a Social Security Supplement.

             (c) The restrictions in paragraph (b) above do not apply, if any of the following requirements is satisfied:

                 (1) After payment to an Employee described in Section 9.4 of all Benefits payable to the Employee, the value of Plan assets equals or exceeds 110% of the value of Current Liabilities,

                 (2)  The value of Benefits payable to an Employee described in
             Section 9.4 is less than 1% of the value of the Current Liabilities before distribution, or

                 (3) The value of the Benefits payable to an Employee described in Section 9.4 does not exceed the amount described in Section 411(a)(11)(A) of the Code.

        9.4  Employees Whose Benefits are Restricted. The Employees whose
             ---------------------------------------
Benefits are restricted on distribution include all Highly Compensated Participants and former Highly Compensated Participants. In any one year, the total number of Employees whose Benefits are subject to restriction under this
Article is limited to a group of not less than 25 Highly Compensated Participants and former Highly Compensated Participants. If the group of affected Employees is so limited, the group must consist of those Highly Compensated Participants and former Highly Compensated Participants with the greatest Compensation in the current or in any prior year.

        9.5  Determination Date for Assets and Liabilities. For purposes of this
             ---------------------------------------------
Article, the value of Plan assets and the value of Current Liabilities must be determined as of the same date."


                                   ARTICLE X
                                   ---------

                            ROLLOVER CONTRIBUTIONS
                            ----------------------

        10.1 Rollovers and Transfers from Other Plans.  An Employee who has
             ----------------------------------------
received a distribution of his interest in a retirement plan of a former employer under circumstances meeting the definitions of Section 402(a)(5)(E)(i) of the Code relating to qualified total distributions from qualified retirement plans may not deposit all or any portion (as directed by the Employee) of such distribution as a "rollover contribution" to this Plan. This Plan does not provide for such transfers.


                                  ARTICLE XI
                                  ----------

                           AMENDMENT AND TERMINATION
                           -------------------------

        11.1 Amendment.  Coastal shall have the right to amend the Plan at any
             ---------
time and from time to time by resolution of the Board and all Employees and persons claiming any interest hereunder shall be bound thereby; provided, however, that no amendment shall have the effect of: (a) directly or indirectly divesting the interest of any Participant in any amount that he would have been entitled to receive had he terminated his employment with the Company immediately prior to the effective date of such amendment or the interest of any Beneficiary as such interest existed immediately prior to the effective date of such amendment; (b) directly or indirectly affecting the schedule set forth in
Section 5.4 used to determine the vested interest of a Participant on the effective date of the amendment unless the conditions of Section 411(a)(10) of the Code are satisfied; (c) vesting in the Company any right, title or interest in or to any Plan assets; (d) causing or effecting discrimination in favor of officers, shareholders, or highly compensated Employees; or (e) causing any part of the assets of the Trust Fund to be used for any purpose other than for the exclusive benefit of the Participants and their Beneficiaries.

             Section 12.14 contains additional requirements with respect to Plan amendments.

        11.2 Involuntary Termination of Plan.  The Plan shall automatically
             -------------------------------
terminate if Coastal is legally adjudicated a bankrupt, makes a general assignment for the benefit of creditors, or is dissolved. In the event of the merger or consolidation of Coastal with or into any other corporation, or if substantially all of the assets of Coastal shall be transferred to another corporation, the successor corporation resulting from the consolidation or merger, or transfer of such assets, as the case may be, shall have the right to adopt and continue the Plan and succeed to the position of Coastal hereunder. If, however, the Plan is not so adopted within ninety days after the effective date of such consolidation, merger or sale, the Plan shall automatically be deemed terminated as of the effective day of such transaction. Nothing in this Plan shall prevent the dissolution, liquidation, consolidation or merger of Coastal, or the sale or transfer of all or substantially all of its assets.

        11.3 Voluntary Termination of or Permanent Discontinuance of
             -------------------------------------------------------
Contributions to the Plan.  The Company expects the Plan to be permanent, but
- -------------------------
because future conditions affecting the Company cannot be anticipated, the Company shall have the right to terminate the Plan in whole or in part, or permanently to discontinue contributions to the Plan, at any time by resolution of the Board and by giving written notice of such termination or permanent discontinuance to the Trustee. Such resolution shall specify the effective date of termination or permanent discontinuance, which shall not be earlier than the first day of the Plan Year that includes the date of the resolution.

        11.4 Effect of Termination or Discontinuance of Contributions.  If the
             --------------------------------------------------------
Plan shall terminate or partially terminate (as determined by the Secretary of the Treasury) the benefits then accrued for each Participant affected by such termination will be fully vested in him, provided, however, such benefits will be payable only out of the Trust Fund or by the Pension Benefit Guaranty Corporation, in accordance with ERISA, and no Participant or other person shall have any recourse against the Employer if the Trust Fund and the amounts paid by the Pension Benefit Guaranty Corporation shall not be sufficient to provide such benefits in full. No further contributions will be made by the Company with respect to each such Participant under the Plan except to the extent that additional contributions may be required under ERISA. The Company shall give due notice to the Pension Benefit Guaranty Corporation, if applicable, and shall comply with its procedures and lawful orders. As soon as it may do so, the Company thereupon shall cause all amounts held in the Trust Fund to be allocated and distributed in the manner and order set forth in Section 11.5 below.

        11.5 Distribution of Funds Upon Termination.
             --------------------------------------

             (a) If the Plan shall be terminated or partially terminated, the then present value of benefits vested in each affected Participant in accordance with Article IV shall be determined as of the Plan termination date and the assets of the Trust Fund shall be allocated to the extent that they shall be sufficient, after providing for expenses of administration, in the order of precedence set forth below:

                 (i) There shall first be set aside each Participant's and
             former Participant's Voluntary Contribution Account and Transfer Account.

                 (ii) There shall next be set aside an amount that will provide
             Retirement Income for Participants and their respective Spouses or Beneficiaries who were receiving benefits or who were eligible to receive benefits at least three years prior to termination of the Plan, which Retirement Income shall be based on Plan provisions in effect during the five-year period prior to the date of the Plan's termination under which such benefits would have been least.

                 (iii) There shall next be set aside an amount that will provide all other insured benefits as provided for under Title IV, Section 4044 of ERISA.

                 (iv) There shall next be set aside an amount that will provide all other nonforfeitable benefits, as determined under Article IV, under the provisions of the Plan on the termination date, but that are not insured under ERISA.

                 (v) Finally, there shall be set aside an amount that will
             provide all other Accrued Benefits for Participants who did not have nonforfeitable interests in accordance with Article IV as of the date of Plan termination.

             (b) If the assets of the Trust Fund as of the date the Plan is terminated are not sufficient to provide in whole the amounts required within the classes described in paragraph (a), such assets shall be allocated pro rata within the class in which the amounts first cannot be provided in full.

             (c) Allocation in any of the categories listed in paragraph (a) shall be adjusted for any allocation already made to the same Participant under a prior category. Allocation of assets may be modified by the Internal Revenue Service to meet nondiscrimination requirements. After all expenses of administration have been provided for, and all liabilities of the Plan to Participants employed by the Company, former Participants and their respective Spouses and Beneficiaries have been satisfied, the Company shall be entitled to any remaining balance of such assets.

        11.6 Method of Payment.  Provided no discrimination in value results,
             -----------------
the Company may direct that the amounts allocated to any or all persons under the foregoing provisions of this Article XI to be paid in the form of annuity contracts. Subject to the provisions of Section 6.6 and final and temporary Pension Benefit Guaranty

Corporation Regulations Section 2617.4(b), payment shall be made in the form of an annuity purchased by the Trustee. In no event shall the Company receive at any time amounts from the funds held under the Trust except such amounts that may remain after satisfaction of all liabilities under the Plan and that arise out of variations in actual experience from expected actuarial experience.

        11.7 Notice of Amendment, Termination or Partial Termination.  Affected
             -------------------------------------------------------
Participants will be notified of an amendment, termination or partial termination of the Plan as required by the applicable provisions of ERISA.


                                  ARTICLE XII
                                  -----------

                                 MISCELLANEOUS
                                 -------------

        12.1 Duty To Furnish Information and Documents.  Participants, surviving
             -----------------------------------------
Spouses and Beneficiaries must furnish to the Administrator and the Trustee such evidence or information as the Administrator considers necessary or desirable for the purpose of administering the Plan, and the provisions of the Plan for each person are upon the condition that he will furnish promptly full, true, and complete evidence and information requested by the Administrator. All parties to, or claiming any interest under, the Plan hereby agree to perform any and all acts, and to execute any and all documents and papers, necessary or desirable for carrying out the Plan and the Trust.

        12.2 Committee's Annual Statements and Available Information.  The
             -------------------------------------------------------
Company shall advise Employees of the eligibility requirements and benefits under the Plan. As soon as feasible after making the annual valuations and allocations provided for in the Plan, and at such other times as the Administrator may determine, the Administrator may provide each Participant, and each former Participant, Spouse and Beneficiary entitled to a benefit under the Plan, with a statement reflecting the current status of his benefits. No Participant, except as necessary to administer the Plan, shall have the right to inspect the records relating to any other Participant. The Administrator shall make available for inspection at reasonable times by Participants, Spouses and Beneficiaries copies of the Plan, any amendments thereto, the Plan summary, and all reports of Plan and Trust operations required by law.

        12.3 No Enlargement of Employment Rights.  Nothing contained in the Plan
             -----------------------------------
shall be construed as a contract of employment between the Company and any person, nor shall the Plan be deemed to give any person the right to be retained in the employ of the Company or to limit the right of the Company to employ or discharge any person with or without cause, or to discipline any Employee.

        12.4 Applicable Law.  All questions pertaining to the validity,
             --------------
construction and administration of the Plan shall be determined in conformity with the laws of Texas to the extent that such laws are not preempted by ERISA and valid regulations published thereunder.

        12.5 Unclaimed Funds.  Each Participant shall keep the Administrator
             ---------------
informed of his current address and the current address of his Spouse, or Beneficiaries. Neither the Company, the Administrator, the Committee nor the Trustee shall be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Administrator within three years after the date on which distribution of the Participant's benefits may first be made, distribution may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Administrator is unable to locate any individual who would receive a distribution under the Plan upon the death of the Participant pursuant to Article V of the Plan, any benefit payable under the Plan to such individual shall be held by the Trust or paid from the Trust in accordance with applicable state law.

        12.6 Merger or Consolidation of Plan.  Any merger or consolidation of
             -------------------------------
the Plan with another plan, or transfer of Plan assets or liabilities to any other plan, shall be effected in accordance with such regulations, if any, as may be issued pursuant to Section 208 of ERISA and Section 401(a)(12) of the Code, in such a manner that each Participant in the Plan would receive, if the merged, consolidated or transferee plan were terminated immediately following such event, a benefit that is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before such event.

        12.7 Interest Nontransferable.
             ------------------------

             (a) Except as provided in this Section, no interest of any person or entity in, or right to receive distributions from, the Trust Fund shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive distributions be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings. Notwithstanding the preceding provisions of this Section, all or any part of the Accrued Benefit of a Participant shall be subject to and payable in accordance with the applicable requirements of any Qualified Domestic Relations Order, as that term is defined in
        Section 414(p) of the Code, and the Administrator shall direct the Trustee to provide for payment in accordance with such Order and Section and any regulations promulgated under such Section. All such payments pursuant to Qualified Domestic Relations Orders shall be subject to reasonable rules and regulations promulgated by the Administrator; provided that such rules and regulations are consistent with Section 414(p) of the Code. If prior to the commencement of payment to a Participant of his Retirement Income, any amount of his Accrued Benefit is paid to an alternate payee or payees pursuant to a Qualified Domestic Relations Order, the amount of his Accrued Benefit shall be reduced by the Actuarial Equivalent of any such payment.

             (b) Notwithstanding any Plan provision to the contrary, an alternate payee pursuant to a Qualified Domestic Relations Order shall not receive any portion of an increase in benefits due to early retirement to which the Participant is or may be entitled. Any benefit received by such an alternate payee shall be Actuarial Equivalent of the portion of the benefit to which such alternate payee is entitled at Normal Retirement Age of the Participant reduced on an actuarial basis to reflect the payment at an earlier date should such alternate payee elect to receive benefits before the Normal Retirement Date of the Participant.

        12.8 Prudent Man Rule.  Notwithstanding any other provision of the Plan
             ----------------
and Trust, the Trustee, the Committee, the Administrator and the Company shall exercise their powers and discharge their duties under the Plan and Trust for the exclusive purpose of providing benefits to Employees and their Spouses and Beneficiaries, and shall act with the care, skill, prudence and diligence under the circumstances that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Subject to the terms of the preceding sentence, the Trustee shall diversify investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

        12.9 Limitations on Liability.  Notwithstanding any of the preceding
             ------------------------
provisions of the Plan, none of the Trustee, the Administrator, the Company, the Committee and each individual acting as an employee or agent of any of them shall be liable to any Participant, former Participant, Spouse or Beneficiary for any claim, loss, liability or expense incurred in connection with the Plan, except when the same shall have been judicially determined to be due to the gross negligence or willful misconduct of such person.

        12.10  Headings.  The headings in this Plan are inserted for convenience
               --------
of reference only and are not to be considered in construction of the provisions hereof.

        12.11  Gender and Number.  Except when otherwise required by the
               -----------------
context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

        12.12  ERISA and Approval Under Code.  The Plan and Trust are intended
               -----------------------------
to qualify as a Plan and Trust meeting the requirements of Sections 401(a) and 501(a) of the Code, as now in effect or hereafter amended, so that the income of the Trust Fund may be exempt from taxation under Section 501(a) of the Code and contributions of the Company under the Plan may be deductible for federal income tax purposes under Section 404 of the Code. Any modification or amendment of the Plan or Trust may be made retroactively, as necessary or appropriate, to establish and maintain such qualification and to meet any requirement of the Code or ERISA.

        12.13  Extension of Plan to Related Employers.
               --------------------------------------

             (a) With the approval of Coastal, any Related Employer or Subsidiary may adopt the Plan and qualify its employees to become Participants hereunder by taking action to adopt the Plan.

             (b) The Plan will terminate with respect to any Related Employer or Subsidiary that has adopted the Plan pursuant to this Section if the Related Employer or Subsidiary ceases to be a Related Employer or Subsidiary, revokes its adoption of the Plan by appropriate action, permanently discontinues its contributions for its Employees, or if the Plan terminates with respect to such Related Employer or Subsidiary pursuant to Section 11.2 or 11.4. If the Plan is terminated or contributions are discontinued with respect to any Related Employer or Subsidiary, the provisions of Section 11.6 shall apply to the interest in the Plan of the Employees of such Related Employer or Subsidiary, and their Beneficiaries and Spouses.

             (c) Coastal shall act as the agent for each Related Employer and Subsidiary that adopts the Plan for all purposes of administration thereof.

        12.14  Amendment Procedure.  Amendments and supplements to the Plan by
               -------------------
Coastal shall be binding on each Related Employer and Subsidiary to the extent that each such Related Employer or Subsidiary does not reject such amendment or supplement within ninety days after adoption by the Company. Each Related Employer and Subsidiary may modify the provisions of the Plan as it pertains only to its own employees by the adoption, by formal action on its part, of a supplement to the Plan specifying such modifications which shall pertain only to its employees. The Board of Directors of Coastal may in its absolute discretion terminate any participation of a Related Employer or Subsidiary at any time.
Any supplement adopted by a Related Employer or a Subsidiary which modifies provisions of the Plan with respect to employees of such Related Employer or Subsidiary shall be effective only if approved by the Board of Directors of Coastal.

        12.15  Expenses of Administration.  The Company, Related Employers and
               --------------------------
Subsidiaries may pay all expenses incurred in the establishment and administrations of the Plan, including expenses and fees of the Trustee, but they shall not be obligated to do so. Any such expenses not so paid shall be paid from the Trust Fund to the extent permitted by applicable laws including ERISA.


                                 ARTICLE XIII
                                 ------------

                             TOP-HEAVY PROVISIONS
                             --------------------

        13.1 Top-Heavy Status.  Except as provided in Sections 13.5(b) and (c),
             ----------------
the provisions of this Article shall not apply to the Plan with respect to any Plan Year for which the Plan is not Top Heavy. If the Plan is or becomes Top Heavy in any Plan Year, the provisions of this Article XIII will supersede any conflicting provisions elsewhere in the Plan.

        13.2 Definitions.  For purposes of this Article XIII, the following
             -----------
words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

             (a) "Determination Date" means, with respect to any Plan Year: (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of such Plan Year.

             (b) "Key Employee" means an Employee meeting the definition of "key employee" contained in Section 416(i)(1) of the Code and the Treasury Regulations interpreting that Section. For purposes of determining whether an Employee is a Key Employee, the definition of compensation set forth in Section 5.8(j) shall apply.

             (c)  "Non-Key Employee" means any Employee who is not a Key
        Employee.

             (d) "Valuation Date" means, with respect to a particular Determination Date, the most recent valuation date occurring within a twelve-month period ending on the applicable Determination Date and used for computing Plan costs for purposes of the minimum funding requirements of the Code.

        13.3 Determination of Top-Heavy Status.
             ---------------------------------

             (a) The Plan will be "Top Heavy" with respect to any Plan Year if, as of the Determination Date applicable to such Year, the ratio of the present value of the Accrued Benefits under the Plan for Key Employees (determined as of the Valuation Date applicable to such Determination
        Date) to the present value of the Accrued Benefits under the Plan for all Employees (determined as of such Valuation Date) exceeds 60%. For purposes of computing such ratio, and for all other purposes of applying and interpreting this paragraph (a): (i) the present value of the cumulative accrued benefits for any Employee shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the five-year period ending on any Determination Date; (ii) benefits provided under all plans that are aggregated pursuant to (b) of this Section must be considered; and (iii) the provisions of Section 416 of the Code and all Treasury Regulations interpreting said Section shall be applied. If any Employee has not performed services for the Company or any Related Employer at any time during the five-year period ending on any Determination Date, the Accrued Benefit of such Employee shall not be taken into consideration for purposes of determining whether the Plan is Top-Heavy with respect to the Plan Year to which the Determination Date applies.

             (b) For purposes of determining whether the Plan is Top Heavy, all qualified retirement plans maintained by the Company and each Related Employer shall be aggregated to the extent that such aggregation is required under the applicable provisions of Section 416 of the Code and the Treasury Regulations interpreting that Section. All other qualified retirement plans maintained by the Company and each Related Employer shall be aggregated only to the extent permitted by Section 416 of the Code and such Treasury Regulations and elected by the Company.

             (c) For purposes of determining whether the Plan is Top Heavy the Accrued Benefit of a Participant shall not include (i) the amount of a rollover contribution (or similar transfer) initiated by the Participant and derived from a plan not maintained by the Company or any Related Employer, or (ii) a distribution made with respect to an Employee that is a tax-free rollover contribution (or similar transfer) that is either not initiated by the Employee or that is made to a plan maintained by the Company or any Related Employer.

             (d) Solely for purposes of determining whether the Plan is Top Heavy, the Accrued Benefit of any Non-Key Employee shall be determined
        (i) under the method, if any, that uniformly applies for accrual purposes under all plans of the Company or any Related Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

        13.4 Actuarial Assumptions.  For purposes of determining whether the
             ---------------------
Plan is Top Heavy, the actuarial assumptions provided in Section 1.2 of the Plan shall be used.

        13.5 Vesting.
             --------

             (a) If the Plan becomes Top Heavy, the vested interest of a Participant in the portion of his Accrued Benefit referred to in paragraph (b) below shall not be less than the amount determined in accordance with the following formula in lieu of the formula set forth in Section 5.4


      Years of                      Vested          Forfeitable
      Service                     Percentage         Percentage
- -------------------------     -----------------   ----------------
  Fewer than 2 years                   0%                100%
  2 years                             20%                 80%
  3 years                             40%                 60%
  4 years                             60%                 40%
  5 years                             80%                 20%
  6 or more years                    100%                  0%

             For purposes of the above schedule, Years of Service shall include all Years of Service required to be counted under Section 411(a) of the Code, disregarding all Years of Service permitted to be disregarded under Section 411(a)(4) of the Code.

             (b) The vesting schedule set forth in paragraph (a) next above shall apply to all Accrued Benefits that have accrued while the Plan is Top Heavy and during the period of time before the Plan becomes Top Heavy. This vesting schedule shall not apply to the Accrued Benefit of any Employee who does not have an Hour of Service after the Plan becomes Top Heavy.

             (c) If the Plan becomes Top Heavy and subsequently ceases to be Top Heavy, the vesting schedule set forth in paragraph (a) of this Section shall automatically cease to apply and the vesting schedule set forth in Section 5.4 shall automatically apply with respect to all Accrued Benefits that accrue to a Participant for all Plan Years after the Plan Year with respect to which the Plan was last Top Heavy. For purposes of this paragraph (c), this change in vesting schedules shall only be valid to the extent that the conditions of Section 11.1 of the Plan and Section 411(a)(10) of the Code are satisfied.

        13.6 Minimum Benefit.
             ---------------

             (a) If the Plan shall be Top Heavy the Accrued Benefit at any time for each Non-Key Employee described in paragraph (c) of this Section shall be the actuarial equivalent (based on the assumptions set forth in Section 13.4) of a single life annuity payable over the life of the Non-Key Employee, commencing on his sixty-fifth birthday, equal to a percentage of such Employee's average compensation (as defined in Section 5.8(j)) for the five consecutive Plan Years when the Employee had the highest aggregate amount of such compensation from the Company and all Related Employers. Such percentage shall equal the lesser of
        (i) two percent multiplied by such Employee's Years of Service (as computed pursuant to paragraph (b) of this Section), or (ii) twenty percent. The minimum benefit payable pursuant to this Section 13.6 will be determined without regard to any contributions for any Employee under the Federal Social Security Act. Notwithstanding the provisions of
        Section 5.7, if the Retirement Income of a Non-Key Employee does not commence until after his sixty-fifth birthday, or is suspended for any period after his sixty-fifth birthday pursuant to Section 5.7, the amount of the Retirement Income required under this Section upon commencement or recommence-ment of Retirement Income payments to such Non-Key Employee after his sixty-fifth birthday shall be adjusted so that it is equal to the Actuarial Equivalent of the Retirement Income required by this Section at his sixty-fifth birthday less the Actuarial Equivalent of any Retirement Income payments previously made to the Employee.

             (b) For purposes of this Section 13.6, any Year of Service may be disregarded (i) if the Plan was not Top Heavy for any Plan Year ending during such Year of Service, and (ii) if the Year of Service was completed in a Plan Year beginning before January 1, 1984.

             (c) Each Non-Key Employee who completes at least 1,000 Hours of Service in a Plan Year shall accrue the minimum Accrued Benefit described in paragraph (a) of this Section for such Year. A Non-Key Employee shall not fail to accrue such benefit merely because the Employee was not employed on a specific date or because he failed to earn a minimum amount of compensation for that Plan Year. Compensation, for purposes of this Article, is defined in Section 13.7.

             (d) For purposes of paragraph (c) of this Section, compensation in Plan Years ending before January 1, 1984 and compensation in Plan Years after the close of the last Plan Year in which the Plan is Top Heavy shall be disregarded.

        13.7 Compensation.  For any Plan Year in which the Plan is Top Heavy,
             ------------
annual Compensation for purposes of this Article shall have the meaning set forth in Section 414(q)(7) of the Code.

        13.8 Collective Bargaining Agreements.  The requirements of Sections
             --------------------------------
13.5 and 13.6 shall not apply with respect to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Company, Subsidiary or a Related Employer if retirement benefits were the subject of good faith bargaining between employee representatives and the Company, a Subsidiary or a Related Employer.

        13.9 Maximum Allocation.  For purposes of determining whether the Plan
             ------------------
would be Top Heavy if "90%" were substituted for "60%" each place it appears in paragraphs (1)(A) and (2)(B) of Section 416(g) of the Code, as required by
Section 416(h) of the Code, all of the preceding provisions of this Article XIII shall be applicable except that the phrase "90%" shall be substituted for the phrase "60%" where it appears in paragraph (a) of Section 13.3. If, pursuant to the preceding sentence, it is determined that the Plan would be Top Heavy if "90%" were so substituted for "60%", then for purposes of applying Sections 415(e) and 416(h) of the Code and Section 5.8 of the Plan to the maximum benefit permitted for any Participant, "1.0" shall be substituted for "1.25" in each applicable place in paragraphs (2)(B) and (3)(B) of Section 415(e) of the Code.

          13.10 Safe-Harbor Rule.  Each Non-Key Employee covered under both a
                ----------------
Top-Heavy defined benefit plan and a Top-Heavy defined contribution plan maintained by the Company or any Related Employer must receive the defined benefit minimum (as defined in Section 416(c)(1) of the Code) under the provisions of the defined benefit plan.

                                     IS-a

                               FIRST SUPPLEMENT
                               ----------------

                           COASTAL PLAN - July, 1986
                           -------------------------

        This provision applies to persons who were Participants in the Pension Plan for Employees of The Coastal Corporation for periods of time before July 1, 1986. The term "Actuarially Equivalent" is modified to provide that an equivalent benefit computed as of any date after June 30, 1986, using an eight percent rate of interest shall not be less than the equivalent of such benefit computed (1) using an interest rate of five and one-half percent and (2) based upon the benefit of such Participant accrued prior to July 1, 1986.


                      COASTAL STATES PLAN - December, 1975
                      ------------------------------------

        These Provisions Apply to Participants in the Pension Plan for Hourly-Wage or Salaried Employees of Coastal States Gas Corporation as of December 31,
        -----------------------------------------------------------------------
1975.
- ----

(A) APPLICABILITY OF FIRST SUPPLEMENT
    ---------------------------------

    (1) This First Supplement to Pension Plan for Employees of Coastal States Gas Corporation (herein referred to as the `First Supplement') forms a part of the Pension Plan for Employees of Coastal States Gas Corporation (herein referred to as the `Plan') as in effect on and after January 1, 1976. The provisions of this First Supplement shall apply only to those Participants who became Participants in the Plan as of January 1, 1976, whose last employment commencement dates are prior to January 1, 1976 and who were Participants in the Pension Plan for Hourly-Wage Employees of Coastal States Gas Corporation or the Pension Plan for Salaried Employees of Coastal States Gas Corporation as of December 31, 1975 (such retirement plans as in effect on December 31, 1975, insofar as they applied to Employees who became Participants in the Plan as of January 1, 1976, are herein referred to collectively as the `Superseded Plan').

    (2) All terms used in this First Supplement shall have the meanings assigned to them in the provisions of the Plan unless otherwise qualified by the context. As between the Plan and this First Supplement there shall be no duplication of benefits, and the benefits payable under the Plan shall be inclusive of the Actuarially Equivalent benefits, if any, which are payable to the same Employee under this First Supplement, as hereinafter described, unless otherwise qualified by the context.

    (3) With respect to former employees of Rio Grande Valley Gas Company and with respect to Employees of Coastal States Gas Producing Company, Colorado Interstate Gas Company, CIC Industries, Inc., and Union Petroleum Corporation, and their subsidiaries, the following will apply with respect to the period of their service as defined herein prior to the date that the Company acquired the majority voting interest in said companies:

        (a) the total period of such Service will be included as Credited Service if they were participants in the qualified pension plans of the respective companies from the dates that they first became eligible to participate thereunder;

        (b) only that portion of such Service which they accrued while participants in the qualified pension plans of the respective companies will be included as Credited Service if they did not participate in such plans when they first became eligible;

        (c) none of the period of such Service will be included as Credited Service if they were not participants in the qualified pension plans of the respective companies; and

        (d) notwithstanding the above, none of the period of such Service will be included as Credited Service if they have the right to, and they withdraw, their own contributions and credited interest prior to their retirement or termination of Service. However, see Section
            (H) of the

            First Supplement and Section (D) of the Second Supplement with respect to rules regarding forfeiture of employer-derived benefits resulting from withdrawals of participant's contributions.

(B) MINIMUM BENEFITS FOR FORMER PARTICIPANTS IN THE PENSION PLAN AND TRUST FOR
    --------------------------------------------------------------------------
    HOURLY-WAGE EMPLOYEES OF COASTAL STATES GAS PRODUCING COMPANY OR THE PENSION
    ----------------------------------------------------------------------------
    PLAN AND TRUST FOR SALARIED EMPLOYEES OF COASTAL STATES GAS PRODUCING
    ---------------------------------------------------------------------
    COMPANY AS OF JUNE 30, 1973
    ---------------------------

    The following provisions of this Section (B) of the First Supplement shall apply only to those Participants to whom the provisions of this First Supplement apply whose last dates of commencement of employment are prior to July 1, 1973 and who were covered under the terms of the Pension Plan and Trust for Hourly-Wage Employees of Coastal States Gas Producing Company or the Pension Plan and Trust for Salaried Employees of Coastal States Gas Producing Company as of June 30, 1973.

    (1) Minimum Normal Retirement Income:  Subject to the provisions of the
        --------------------------------
        Plan, the monthly amount of Retirement Income, determined under the Plan and payable in the manner described in the Plan, which is payable to a Participant with respect to whom the provisions of this Section (B) of the First Supplement are applicable, upon his normal retirement at any time on or after the effective date of the Plan, shall not be less than the Actuarial Equivalent of that amount of income which he would have received under the terms of the Pension Plan and Trust for Hourly-Wage Employees of Coastal States Gas Producing Company as in effect on June 30, 1973 or the Pension Plan and Trust for Salaried Employees of Coastal States Gas Producing Company as in effect on June 30, 1973, whichever plan is applicable, if such applicable plan had been continued without change. Such monthly Retirement Income shall also be applied under the Plan to determine the minimum deferred Retirement Income commencing at Normal Retirement Date which such a Participant has accrued under the Plan as of any given date.

    (2) Minimum Early Retirement Income.  In the event of the early retirement,
        -------------------------------
        in accordance with the provisions of the Plan, of a Participant who has both attained the age of 55 years and completed 15 years of Credited Service as of his early retirement date, and with respect to whom the provisions of this Section (B) of the First Supplement are applicable, the monthly amount of Retirement Income, determined under the Plan and payable in the manner described in the Plan, shall not be less than the Actuarial Equivalent of the monthly amount which he would have received under the terms of the Pension Plan and Trust for Hourly-Wage Employees of Coastal States Gas Producing Company as in effect on June 30, 1973 or the Pension Plan and Trust for Salaried Employees of Coastal States Gas Producing Company as in effect on June 30, 1973, whichever plan is applicable, if such applicable plan had been continued without change.

(C) SPECIAL PROVISIONS APPLICABLE TO FORMER EMPLOYEES OF RIO GRANDE VALLEY GAS
    --------------------------------------------------------------------------
    COMPANY
    -------

    The following provisions of this Section (C) of the First Supplement shall apply only to Participants, to whom the provisions of Section (B) of this First Supplement are applicable, who were former employees of Rio Grande Valley Gas Company. Said participants are herein referred to as "Rio Employees", said Rio Grande Valley Company is herein referred to as "Rio", and the retirement plan maintained by Rio on behalf of its employees is herein referred to as the "Rio Plan".

    (1) Credited Service:  Credited Service with respect to the Rio Employees,
        ----------------
        who were Participants in the Rio Plan from the date they first became eligible, shall include the period of continuous prior service from their dates of employment with Rio. However, with respect to those Rio employees who were participants in the Rio Plan as of December 31, 1968, but who did not participate in the Rio Plan when they first became eligible, Credit Service prior to July 1, 1968 shall include only their period of prior participation in the Rio Plan. With respect to the Rio employees, who were not participants in the Rio Plan or participants who withdraw their contributions and credited interest prior to retirement, their Credit Service shall commence on July 1, 1968, when they became Employees of the Employer, and shall not include any prior service with Rio.

    (2) Minimum Retirement Benefits under Rio Plan:  The Rio employees, who were
        ------------------------------------------
        Participants in the Rio Plan as of December 31, 1968, shall be entitled to the retirement benefits provided under the Plan and Section (B) of this First Supplement, but, subject to the provisions of the Plan, such benefits shall not be less than the Actuarially Equivalent monthly Retirement Income which they would have received under the provisions of the Rio Plan, as of their respective dates of retirement, reduced by the monthly Retirement Income which would have been provided on an Actuarially Equivalent basis by the Participant's future contributions after December 31, 1968 with credited interest at the rate of 3% per annum, compounded annually, as if the Rio Plan had been continued with out change. If a Rio employee has attained the age of 55 years but has not completed 10 years of Credited Service, he may retire early from the service of the Employer, and he will be entitled to a benefit payable in accordance with the provisions of the Plan in an amount equal to the Actuarial Equivalent of the monthly Retirement Income which he would have received under the provisions of the Rio Plan as of the date of his retirement, reduced by the monthly Retirement Income which would have been provided on an Actuarially Equivalent basis by the Participant's future contributions after December 31, 1968 with credited interest at the rate of 3% per annum, compounded annually, if the Rio Plan had been continued without change.

    (3) Minimum Termination Benefits under Rio Plan:  A Rio employee, who was a
        -------------------------------------------
        participant in the Rio Plan, shall be entitled to terminate from said Rio Plan at any time prior to retirement and withdraw an amount equal to his contributions to said Rio Plan through December 31, 1968 with interest thereon at the rate of 3% per annum, compounded annually, to the date of withdrawal, but in such an event his Credited Service shall be reduced as provided in Section (C)(1) above. If a Rio employee, who was a Participant in the Rio Plan, has completed 15 years of Credited Service and should terminate his service with the Employer for any reason after having attained the age of 50 years, he may elect to have his contributions remain under the Plan and become entitled to the monthly Retirement Income which he would have received on normal or early retirement under the provisions of the Rio Plan, as the case may be, reduced by the monthly Retirement Income which would have been provided on an Actuarially Equivalent basis by the Participant's future contributions after December 31, 1968 with credited interest at the rate of 3% per annum, compounded annually, if the Rio Plan had been continued without change.

    (4) Death Benefits under Rio Plan:  In the event that a Rio employee, who
        -----------------------------
        was a Participant in the Rio Plan, should die prior to retirement and no payments are due to a joint annuitant or provisional payee, his Beneficiaries shall be entitled to receive the total amount of his contributions plus credited interest at the rate of 3% per annum, compounded annually, to his date of death or Normal Retirement Date, whichever is earlier. In the event that a Rio Employee, who was a Participant in the Rio Plan, should die after retirement but before he and his joint annuitants or provisional payees, if applicable, have received total retirement benefits at least equal to the total amount of his contributions to the Rio Plan plus credited interest at the rate of 3% per annum, compounded annually, to the date of commencement of his Retirement Income payments, his Beneficiaries shall be entitled to receive the balance of such contributions and credited interest.

(D) MINIMUM BENEFITS FOR FORMER PARTICIPANTS IN THE COLORADO INTERSTATE
    -------------------------------------------------------------------
    CORPORATION RETIREMENT INCOME PLAN AS OF JUNE 30, 1973
    ------------------------------------------------------

    The following provisions of this Section (D) of the First Supplement shall apply only to those Participants to whom the provisions of this First Supplement are applicable whose last dates of commencement of employment are prior to July 1, 1973 and who were covered under the terms of the Colorado Interstate Corporation Retirement Income Plan as of June 30, 1973. The amount of Retirement Income, if any, payable under the plan on behalf of any Participant with respect to whom the provisions of this Section (D) of the First Supplement are applicable shall be reduced by the Actuarial Equivalent of the "Affiliated Plan Accrued

    Retirement Income Credit" (as defined in the Colorado Interstate Corporation Retirement Income Plan), if any, which is payable on behalf of such Participant.

    (1) Minimum Normal Retirement Income:  Subject to the provisions of the
        --------------------------------
        Plan, the monthly amount of Retirement Income, determined under the Plan and payable in the manner described in the plan, which is payable to a Participant with respect to whom the provisions of this Section (D) for the First Supplement are applicable, upon his normal retirement any time on or after the effective date of the Plan, shall not be less than the Actuarial Equivalent of that amount which he would have received under the terms of the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973, if such Plan had been continued without change. Such monthly Retirement Income shall also be applied under the Plan to determine the minimum deferred Retirement Income at Normal Retirement Date which such a Participant has accrued under the Plan as of any given date. If a Participant, who is classified as a Pilot Employee, should retire from the service of the Employer when he attains the age of 60 years and before his initial vesting date, he shall, subject to the provisions of the Plan, be entitled to the normal retirement benefit which would have been payable on his behalf under the terms of the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973, if such plan had been continued without change. If a Participant, who is classified as a Pilot Employee, should retire from the service of the Employer when he attains the age of 60 years and on or after this initial vesting date, he shall be entitled, subject to the provisions of the Plan, to a benefit payable in accordance with the provisions of the Plan which shall not be less than the Actuarial Equivalent of the normal retirement benefit which would have been payable under the terms of the Colorado Interstate Corporation Income Plan as in effect on June 30, 1973, if such plan had been continued without change.

    (2) Minimum Early Retirement Income:  In the event of the early retirement,
        -------------------------------
        in accordance with the provisions of the Plan, of a Participant, who has both attained the age of 55 years and completed 10 years of Credited Service as of his early retirement date and with respect to whom the provisions of this Section (D) of the First Supplement are applicable, such Participant shall be entitled to the monthly Retirement Income computed and payable in accordance with the provisions of the Plan; provided, however, that, subject to the provisions of the Plan, such monthly amount of Retirement Income, which is payable under the Plan shall not be less than the Actuarial Equivalent of the monthly amount which he would have received under the terms of the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973 if such plan had been continued without change. A Participant, with respect to whom the provisions of this Section (D) of the First Supplement are applicable, who has attained the age of 55 years but who has not completed 10 years of Credited Service may elect early retirement and, subject to the provisions of the Plan, will be entitled to a benefit payable in accordance with the provisions of the Plan which is the Actuarial Equivalent of the monthly Retirement Income which would have been payable on his behalf under the provisions of the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973, if such Plan had continued without change. A Participant who has been classified as a Pilot Employee under such Plan, and with respect to whom the provisions of this Section (D) of the First Supplement are applicable, may elect to retire after attaining the age of 50 years and will be entitled to a benefit payable in accordance with the provisions of the Plan which is the Actuarial Equivalent of the monthly Retirement Income which would have been payable under the provisions of such Plan as in effect on June 30, 1973, if such Plan had been continued without change.

    (3) Vested Benefits Upon Termination of Service:  In the event of the
        -------------------------------------------
        termination of service, in accordance with the provisions of the Plan, of a Participant with respect to whom the provisions of this Section (D) of the First Supplement are applicable, on or after the date as of which he has both attained the age of 40 years and completed 10 years of Credited Service, he shall be entitled to a benefit, payable in accordance with the provisions of the Plan, which is at least equal to the Actuarially Equivalent benefit which he would have received under the terms of the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973 if such Plan had been continued without change. A participant with respect to whom the provisions of this Section (D) of the First Supplement are applicable, who had completed at least 5 years of credited service as of

        June 30, 1973 (as defined in the Colorado Interstate Corporation Retirement Income Plan), but whose date of termination of service under the provisions of the Plan is prior to his initial vesting date, will be entitled to only such benefits as he would have received under the provisions of the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973, if such Plan had been continued without change.

    (4) Spouse's Benefit:
        ----------------

        (a) In the event of the termination of service of a Participant, with respect to whom the provisions of this Section (D) of the First Supplement are applicable, by reason of his death prior to his Normal Retirement Date and on or after the date as of which he has completed 10 years of Credited Service, and provided that all other requirements specified in the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973 to qualify for a Spouse's Benefit have been met on the date of the Participant's death, the widow or widower of such participant shall be entitled to the Spouse's Benefit which would be payable upon the Participant's death in accordance with the terms of the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973, but the amount of Retirement Income payable to such widow or widower shall be equal to that amount which would have been payable on behalf of the Participant under the terms of the Colorado Interstate Corporation Retirement Income Plan as in effect on June 30, 1973 if his death had occurred on June 30, 1973 and assuming that all requirements to qualify for such benefits had been met on June 30, 1973.

        (b) A participant with respect to whom the provisions of this Section
            (D) of the First Supplement are applicable may elect the Qualified Joint and Survivor Annuity (With Preretirement Death Benefits), but the benefit payable thereunder shall be inclusive of the benefit provided under Section (D)(4)(a) above. Notwithstanding the provisions of the Plan, the reduction applicable under the qualified joint and survivor annuity for each complete month prior to the Participant's Normal Retirement Date that the preretirement death benefit coverage specified under the Plan has been in effect for a participant with respect to whom the provisions of this Section (D) of the First Supplement are applicable shall be (a) determined in accordance with Plan provisions and the result shall be multiplied by (b) the fraction in which the numerator is the excess of the largest benefit provided the Participant's spouse under the qualified joint and survivor annuity over the benefit provided under Section (D)(4)(a) above and the denominator is the largest benefit provided the Participant's spouse under the qualified joint and survivor annuity.

(E) MINIMUM BENEFITS FOR FORMER PARTICIPANTS IN THE CIC INDUSTRIES, INC.
    --------------------------------------------------------------------
    RETIREMENT PLAN AS OF JUNE 30, 1973
    -----------------------------------

    The following provisions of this Section (E) of the First Supplement shall apply only to those Participants to whom the provisions of this First Supplement are applicable whose last dates of commencement of employment are prior to July 1, 1973 and who were covered under the terms of the CIC Industries, Inc. Retirement Plan as of June 30, 1973.

    (1) Minimum Normal Retirement Income:  Subject to the provisions of the
        --------------------------------
        Plan, the monthly amount of Retirement Income, determined under the Plan and payable in the manner described in the Plan, which is payable to a Participant, with respect to whom the provisions of this Section (E) of the First Supplement are applicable, upon his normal retirement at any time on or after the effective date of the Plan shall not be less than the Actuarial Equivalent of that amount which he would have received under the terms of the CIC Industries, Inc. Retirement Plan as in effect on June 30, 1973, if such Plan had been continued without change. Such monthly retirement income shall also be applied under the Plan to determine the minimum deferred Retirement Income at Normal Retirement Date which such a Participant has accrued under the Plan as of any given date.

    (2) Minimum Early Retirement Income:  In the event of early retirement, in
        -------------------------------
        accordance with the provisions of the Plan, of a Participant, who has both attained the age of 55 years and completed 10 years of Credited Service as of his early retirement date and with respect to whom the provisions of this Section (E) of the First Supplement are applicable, such Participant shall be entitled to the monthly Retirement Income computed and payable in accordance with the provisions of the Plan; provided, however, that, subject to the provisions of the Plan, such monthly amount of Retirement Income which is payable under the Plan to such a Participant shall not be less than the Actuarial Equivalent of the monthly amount which he would have received under the terms of the CIC Industries, Inc. Retirement Plan as in effect on June 30, 1973, if such plan had been continued without change. A Participant, with respect to whom the provisions of this Section (E) of the First Supplement are applicable, who has attained the age of 55 years but who has not completed 10 years of Credited Service may elect early retirement and, subject to the provisions of the Plan, will be entitled to a benefit payable in accordance with the provisions of the Plan which is the Actuarial Equivalent of the monthly Retirement Income which would have been payable under the provisions of the CIC Industries, Inc. Retirement Plan as in effect on June 30, 1973, if such Plan had been continued without change.

    (3) Vested Benefits Upon Termination of Service:  In the event of the
        -------------------------------------------
        termination of service, in accordance with the provisions of the Plan, of a Participant, with respect to whom the provisions of this Section
        (E) of the First Supplement are applicable, on or after the date as of which he has both attained the age of 40 years and completed 10 years of Credited Service, he shall be entitled to a benefit, payable in accordance with the provisions of the Plan, which is at least equal to the Actuarially Equivalent benefit which he would have received under the terms of the CIC Industries, Inc. Retirement Plan as in effect on June 30, 1973, if such Plan had been continued without change. A Participant, with respect to whom the provisions of this Section (E) of the First Supplement are applicable, who had completed at least 10 years of Credited Service as of June 30, 1973 (as defined in the CIC Industries, Inc. Retirement Plan), but whose date of termination is prior to his initial vesting date will be entitled to only such benefits as he would have received under the provisions of the CIC Industries, Inc. Retirement Plan as in effect on June 30, 1973, if such Plan had been continued without change.

    (4) Participant's Contributions:  Anything in the Plan or this First
        ---------------------------
        Supplement to the contrary notwithstanding, the total benefits payable under the Plan or this First Supplement to, or on behalf of, a Participant, with respect to whom the provisions of this Section (E) of the First Supplement are applicable, shall not be less than an amount which is the Actuarial Equivalent of the Participant's contributions with interest as determined under the provisions of the CIC Industries, Inc. Retirement Plan as in effect on June 30, 1973. Any Participant, with respect to whom the provisions of this Section (E) of the First Supplement are applicable, may elect upon his retirement or termination of service to withdraw his contributions with interest in a lump sum as provided under the terms of the CIC Industries, Inc. Retirement Plan as in effect on June 30, 1973. In such event, he shall be entitled to the greater of (a) the benefits provided under the provisions of the Plan based on his Credited Service accrued after December 31, 1970 and (b) those reduced benefits which would have been payable on his behalf under the terms of the CIC Industries Inc. Retirement Plan as in effect on June 30, 1973, if such Plan had been continued without change.

    (5) Benefits to be Reduced by Value of Previously Purchased Annuity or
        ------------------------------------------------------------------
        Annuities:
        ---------

        (a) At the time of commencement of payment of any benefit under the Plan on behalf of a Participant with respect to whom the provisions of this Section (E) of the First Supplement are applicable, the benefit payable under the Plan shall be reduced on an Actuarially Equivalent basis by any paid-up annuity or annuities purchased on behalf of the Participant under Group Annuity Contract No. GA-412, effective July 1, 1954, entered into by Colorado Oil and Gas Corporation and The Prudential Insurance Company of America as said group annuity contract has been and may be amended or under the terms of Deposit Administration Contract No. A-532841-G, effective April 1, 1949, entered into by the trustees of the Derby Retirement Plan and Minnesota Mutual Life Insurance Company as said deposit administration contract has been and may be amended, which such Participant has received and/or is entitled to receive under the provisions of such group annuity contract or such deposit administration contract. Such reduction will be made irrespective of whether or not the Participant, by his action, has reduced in any way the benefits accrued to him under said annuity contract or said deposit administration contract.

        (b) The provisions of the aforementioned group annuity contract or deposit administration contract, as the case may be, and not the provisions of the Plan, will govern any question dealing with conditions under which benefits provided under such applicable contract are to be paid.

(F) MINIMUM BENEFITS FOR FORMER PARTICIPANTS IN THE RETIREMENT PLAN FOR
    -------------------------------------------------------------------
    EMPLOYEES OF UNION PETROLEUM CORPORATION AS OF JUNE 30, 1973
    ------------------------------------------------------------

    The following provisions of this Section (F) of the First Supplement shall apply only to those Participants to whom the provisions of this First Supplement are applicable whose last dates of commencement of employment are prior to July 1, 1973 and who were covered under the terms of the Retirement Plan for Employees of Union Petroleum Corporation as of June 30, 1973.

    (1) Credited Service:  For the purposes of the Plan and this Section (F) of
        ----------------
        the First Supplement, Credited Service with respect to Participants, with respect to whom the provisions of this Section (F) of the First Supplement are applicable, who were Participants in the Retirement Plan of Union Petroleum Corporation from the date they first became eligible, shall include the period of continuous prior service from their dates of employment with Union Petroleum Corporation. However, with respect to those Participants with respect to whom provisions of this Section (F) of the First Supplement are applicable, who were Participants in the Retirement Plan of Union Petroleum Corporation as of June 30, 1973, but who did not participate in such Retirement Plan when they first became eligible, Credited Service prior to July 1, 1973 shall include only their period of prior participation in the Retirement Plan of Union Petroleum Corporation. With respect to the Participants with respect to whom the provisions of this Section (F) of the First Supplement are applicable, who were not Participants in the Retirement Plan of Union Petroleum Corporation or Participants who withdraw their contributions and credited interest prior to retirement, Credited Service shall commence on April 19, 1973, when the Employer became a Subsidiary.

    (2) Minimum Early Retirement Benefits:  If a Participant, with respect to
        ---------------------------------
        whom the provisions of this Section (F) of the First Supplement are applicable, who participated in the Retirement Plan of Union Petroleum Corporation as of June 30, 1973, has attained the age of 55 years but has not completed 10 years of Credited Service, he may retire early from the service of the Employer, and he will be entitled, subject to the provisions of the Plan, to the benefit payable in accordance with the provisions of the Plan which is the Actuarial Equivalent of the monthly Retirement Income which he would have received under the provisions of the Retirement Plan of Union Petroleum Corporation of the date of his retirement, reduced by the monthly Retirement Income which would have been provided on an Actuarially Equivalent basis by the Participant's future contributions after June 30, 1973 with credited interest at the rate of 3-1/2% per annum, compounded annually, if the Retirement Plan of Union Petroleum Corporation had been continued without change.

    (3) Minimum Termination Benefits:  A Participant, with respect to whom the
        ----------------------------
        provisions of this Section (F) of the First Supplement are applicable, who was a Participant in the Retirement Plan of Union Petroleum Corporation, shall be entitled, at any time prior to retirement, to withdraw an amount equal to his contributions to said Retirement Plan through June 30, 1973 with interest thereon at the rate of 3-1/2% per annum, compounded annually, to date of withdrawal, but in such an event his Credited Service shall be reduced as provided in Section (F)(1) above.

    (4) Minimum Death Benefits:  In the event that a Participant, with respect
        ----------------------
        to whom the provisions of this Section (F) of the First Supplement are applicable, who was a Participant in the Retirement Plan of

        Union Petroleum Corporation, should die prior to retirement and no payments are due to a joint annuitant or provisional payee, his Beneficiaries shall be entitled to receive the total amount of his contributions plus credited interest at the rate of 3-1/2% per annum, compounded annually, to his date of death or Normal Retirement Date, whichever is earlier. In the event that a Participant, with respect to whom the provisions of this Section (F) of the First Supplement are applicable, who was a Participant in the Retirement Plan of Union Petroleum Corporation, should die after retirement but before he and his joint annuitants or provisional payees, if applicable, have received total retirement benefits at least equal to the total amount of his contributions to the Retirement Plan of Union Petroleum Corporation plus credited interest at the rate of 3-1/2% per annum, compounded annually, to the date of commencement of his Retirement Income payments, his Beneficiaries shall be entitled to receive the balance of such contributions and credited interest.

(G) SPECIAL PROVISIONS APPLICABLE TO PARTICIPANT'S CONTRIBUTIONS, IF ANY, TO THE
    ----------------------------------------------------------------------------
    SUPERSEDED PLAN WITH INTEREST
    -----------------------------

    The following provisions will apply with respect to benefits payable under the Plan and this First Supplement to those participants to whom the provisions of this First Supplement are applicable who made Participant contributions prior to the effective date of the Plan under the provisions of any superseded plan and who have not withdrawn such contributions or received benefits equal thereto:

    (1) the Actuarially Equivalent single-sum value of the benefits payable under the Plan and this First Supplement to, or on behalf of, such Participant shall not be less than an amount equal to the Participant's contributions, if any to the superseded plan with interest;

    (2) the monthly amount of Retirement Income, which is payable for five years certain and life thereafter commencing at Normal Retirement Date, to a Participant who retires on or after his Normal Retirement Date or the amount of the deferred Retirement Income commencing at Normal Retirement Date, which is payable for five years certain and life thereafter commencing at Normal Retirement Date, which is used to compute the benefits, if any, payable to a Participant who retires or whose service is terminated prior to his Normal Retirement Date, whichever is applicable, shall not be less than an amount equal to 9.8% of the Participant's contributions if any, to the superseded plan with interest to this Normal Retirement Date divided by 12;

    (3) in the event of termination of the Plan, before any assets are allocated under the Plan, each such Participant shall be entitled to an allocation equal to (a) his Participant's contributions, if any, under the superseded plan with interest to the date of termination of the Plan or, if earlier, to the date that the Participant's payments under the Plan commenced over (b) the amount, if any, of any benefits previously received by or on behalf of such Participant; provided, however, that if the asset value as defined in the Plan be less than the aggregate of such amounts, such amounts to which such Participants are entitled under this section shall be proportionately reduced so that the aggregate of such reduced amounts be equal to the asset value; and provided, further, that any allocations on behalf of any such Participant under the Plan shall be inclusive of any allocations on his behalf under this subsection;

    (4) in the event of the death of the last person otherwise entitled to benefits payable on behalf of a Participant under the Plan and this First Supplement, after all payments otherwise due have been made, there shall be payable to his Beneficiary (determined in accordance with the provisions of the Plan) an amount equal to the excess, if any, of the Participant's contributions, if any, to the superseded plan with interest over the aggregate of payments which have been made to the Participant and his Beneficiaries and joint pensioners;

    (5) for the purposes of this Section (G), a "Participant's Contributions, if any, under the superseded plan with interest" shall be equal to the sum of;

        (a) the Participant's contributions, if any, under the superseded plan prior to the effective date of the Plan and credited to this account on the effective date of the Plan, together with the interest, if any, accrued thereto to the effective date of the Plan, where such accrued interest, if any, to the effective date of the Plan shall be determined under the provisions of the superseded plan as in effect immediately preceding the effective date of the Plan; and

        (b) the amount of interest after the effective date of the Plan on such value in (a) above, where such interest shall be compounded annually from the effective date of the Plan to the date as of which the Participant's payments under the Plan actually commence or, if earlier, to the date of termination of the Plan and shall be at the rate of 5% per annum.

(H) SPECIAL PROVISION APPLICABLE TO THE WITHDRAWAL OF CERTAIN EMPLOYEE
    ------------------------------------------------------------------
    CONTRIBUTIONS TO SUPERSEDED PLANS
    ---------------------------------

    (1) This provision applies to any eligible Employee who, prior to his retirement or other termination from service, withdraws from any superseded plan all or any part of the Participant's contributions made prior to September 2, 1974 plus interest thereon. Notwithstanding any other provision to the contrary, forfeiture of such Participant's rights to the employer-derived benefits which accrued prior to September 2, 1974 shall not exceed an amount which bears the same ratio to the accrued benefit (determined as of September 1, 1974) attributable to the employer's contributions as the amounts withdrawn bear to the total amount of Employee contributions made to the Plan as of September 1, 1974, plus interest attributable to such contributions.

    (2) With respect to those Employees referred to in (1), above, no part of a Participant's accrued benefit derived from employer contributions which are accrued after September 1, 1974 shall be forfeitable solely because such Participant voluntarily withdraws his contributions after becoming a 50 percent vested Participant.

    (3) Any Employee referred to in (1), above, who withdraws his contributions to a superseded plan at a time after September 1, 1974 when he is less than 50 percent vested in his employer-derived accrued benefits shall be entitled to restoration of any such employer-derived benefits which were forfeited because of the withdrawal, provided the Employee must repay the full amount of the withdrawal plus interest computed on the amount of the withdrawal from the date of withdrawal to the date of repayment, compounded annually, at the rate of 5 percent. This restoration provision shall not apply to an Employee who has no vested interest in his employer-derived accrued benefits, and whose accrued benefit is disregarded due to a Break in Service.

(I) ELECTION OF OPTIONS AND DESIGNATION OF BENEFICIARIES
    ----------------------------------------------------

    If a Participant has elected an optional form of payment and/or has designated a Beneficiary (or Beneficiaries) prior to the effective date of the Plan and such election and/or designation is in force immediately prior to the effective date of the Plan under the terms of the superseded plan, such election and/or designation shall continue in effect with respect to benefits payable under the Plan until a new election of an optional form of payment is made in accordance with the provisions of the Plan and/or a new designation of Beneficiary (or Beneficiaries) is made in accordance with the provisions of the Plan.

(J) RIGHT TO AMEND OR TERMINATE FIRST SUPPLEMENT
    --------------------------------------------

    The provisions of the Plan with respect to amendment and termination of the Plan shall apply with equal force to this First Supplement.

                               SECOND SUPPLEMENT
                               -----------------

                           COASTAL PLAN - July, 1986
                           -------------------------

        This provision applies to persons who were Participants in the Pension Plan for Employees of The Coastal Corporation for periods of time before July 1, 1986. The term "Actuarially Equivalent" is modified to provide that an equivalent benefit computed as of any date after June 30, 1986, using an eight percent rate of interest shall not be less than the equivalent of such benefits computed (1) using an interest rate of five and one-half percent and (2) based upon the benefit of such Participant accrued prior to July 1, 1986.


                        COASTAL STATES PLAN - July, 1977
                        --------------------------------

         These Provisions Apply to Participants in the Retirement Plan
            for Employees of Belcher Oil Company as of June 30, 1977
            --------------------------------------------------------

(A) APPLICABILITY OF SECOND SUPPLEMENT
    ----------------------------------

    (1) This Second Supplement to the Pension Plan for Exempt Employees of Coastal States Gas Corporation (hereinafter referred to as the "Second Supplement") forms a part of the Pension Plan for Exempt Employees of Coastal States Gas Corporation (hereinafter referred to as the "Plan") as in effect on and after July 1, 1977. The provisions of this Second Supplement shall apply only to those Employees of Belcher Oil Company and its subsidiaries, who became Participants in the plan as of July 1, 1977 and who were Participants in the Retirement Plan for Employees of Belcher Oil Company as of June 30, 1977 (hereinafter referred to as the "Superseded Plan").

    (2) All terms used in this Second Supplement shall have the meanings assigned to them in the provisions of the Plan, unless otherwise qualified by the context. As between the Plan and this Second Supplement, there shall be no duplication of benefits, the benefits payable under the Plan shall be inclusive of the Actuarially Equivalent benefits, if any, which are payable to the same Employee under this Second Supplement, as hereinafter described, unless otherwise qualified by the context.

    (3) With respect to Employees of Belcher Oil Company and its subsidiaries, the following will apply with respect to the period of their service as defined herein prior to the date that the Company acquired the majority voting interest in said companies:

        (a) the total period of such Service will be included as Credited Service if they were Participants in the qualified pension plans of the respective companies from the dates that they first became eligible to participate thereunder;

        (b) only that portion of such Service which they accrued while participants in the qualified pension plans of the respective companies will be included as Credited Service if they did not participate in such plans when they first became eligible;

        (c) none of the period of such Service will be included as Credited Service if they were not participants in the qualified pension plans of the respective companies; and

        (d) notwithstanding the above, none of the period of such Service will be included as Credited Service if they have the right to, and they withdraw, their own contributions and credited interest prior to their retirement or termination of Service. However, see Section
            (H) of the First Supplement and Section (D) of the Second Supplement with respect to rules regarding forfeiture of employer-derived benefits resulting from withdrawals of Participant's contributions.

(B) MINIMUM BENEFITS
    ----------------

    (1) Credited Service.  For the purposes of the Plan and this Second
        ----------------
        Supplement, the Credited Service of the participants in the Superseded Plan, with respect to whom the provisions of this Second Supplement are applicable, shall include the period of service which they had accrued under the provisions of the Superseded Plan as of June 30, 1977.

    (2) Minimum Normal Retirement Income.  Subject to the provisions of the
        --------------------------------
        Plan, the monthly amount of Retirement Income determined under the Plan and payable in the manner described in the Plan, which is payable to a Participant, with respect to whom the provisions of this Second Supplement are applicable, on his normal retirement at any time on or after the effective date of this Second Supplement, shall not be less than the Actuarial Equivalent of that amount of income which he would have received under the terms of the Superseded Plan, as if such Superseded Plan had been continued without change and assuming that the Basic Compensation of the Participant (excluding any overtime compensation) had remained at the same amount to which he was entitled as of June 30, 1977. Such monthly Retirement Income shall also be applied under the Plan to determine the minimum deferred monthly Retirement Income commencing at Normal Retirement Date, which such a Participant has accrued under the Plan as of any given date.

    (3) Minimum Early Retirement Income.  In the event of the early retirement,
        -------------------------------
        in accordance with the provisions of the Plan, of a Participant, who has both attained the age 55 years and completed ten (10) years of Credited Service as of his early retirement date and with respect to whom the provisions of this Second Supplement are applicable, such Participant shall be entitled to the monthly Retirement Income computed and payable in accordance with the provisions of the Plan; provided, however, that subject to the provisions of the Plan, such monthly amount of Retirement Income, which is payable under the Plan to such a Participant, shall not be less than the Actuarial Equivalent of the monthly amount which he would have received under the terms of the Superseded Plan, as if such Superseded Plan had been continued without change and assuming that the Basic Compensation of the participant (excluding any overtime compensation) had remained at the same amount to which he was entitled as of June 30, 1977.

    (4) Vested Benefits on Termination of Service.  In the event of the
        -----------------------------------------
        termination of service, in accordance with the provisions of the Plan, of a Participant, with respect to whom the provisions of this Second Supplement are applicable, on or after the date as of which he has completed ten (10) years of Credited Service, he shall be entitled to a benefit, payable in accordance with the provisions of the Plan, which is at least equal to the Actuarially Equivalent benefit which he would have received under the terms of the Superseded Plan, as if such Superseded Plan had been continued without change and assuming that the Basic Compensation of the Participant (excluding any overtime compensation) had remained at the same amount to which he was entitled as of June 30, 1977. A Participant, with respect to whom the provisions of this Second Supplement are applicable, who terminates his employment prior to his initial vesting date, as defined in the Plan, shall be entitled to only such benefits as he would have received under the provisions of the Superseded Plan, as if such Superseded Plan had been continued without change and assuming that the Basic Compensation of the Participant (excluding any overtime compensation) had remained at the same amount to which he was entitled as of June 30, 1977.

    (5) Participant's Contributions.  The total amount of benefits payable under
        ---------------------------
        the Plan or this Second Supplement to, or on behalf of, a Participant, with respect to whom the provisions of this Second Supplement are applicable, shall not be less than an amount which is the Actuarial Equivalent of the Participant's contributions with interest as determined under the provisions of the Superseded Plan. In the event such Participant should die prior to his retirement and no payments are due to a joint annuitant or provisional payee, his Beneficiaries shall be entitled to receive the total amount of his contributions, if any, under the Superseded Plan with interest. In the event that such Participant should die after his retirement, but before he and his joint annuitants or provisional payees, if applicable, have received total retirement benefits at least equal to the total amount of his contributions under the Superseded Plan with interest, his Beneficiaries shall be entitled to receive the balance of such contributions and interest.

(C) SPECIAL PROVISIONS
    ------------------

    The following provisions will apply with respect to benefits payable under the Plan and this Second Supplement to those Participants, to whom the provisions of this Second Supplement are applicable, who made contributions prior to the effective date of this Second Supplement under the provisions of the Superseded Plan and who have not withdrawn such contributions or received benefits equal thereto:

    (1) the Actuarially Equivalent single-sum value of the benefits payable under the Plan and this Second Supplement to, or on behalf of, such Participant shall not be less than an amount equal to the Participant's contributions, if any, to the Superseded Plan with interest;

    (2) the monthly amount of Retirement Income, which is payable for five years certain and life thereafter commencing at Normal Retirement Date, to a Participant who retires on or after his Normal Retirement Date or the amount of the deferred monthly Retirement Income commencing at Normal Retirement Date, which is payable for five years certain and life thereafter commencing at Normal Retirement Date, which is used to compute the benefits, if any, payable to a Participant who retires or whose service is terminated prior to his Normal Retirement Date, whichever is applicable, shall not be less than an amount equal to 9.8% of the Participant's contributions, if any, to the Superseded Plan with interest to his Normal Retirement Date divided by 12;

    (3) in the event of termination of the Plan, before any assets are allocated under the Plan, each such Participant shall be entitled to an allocation equal to (a) this Participant's contributions, if any, under the Superseded Plan with interest to the date of termination of the Plan or, if earlier, to the date that the Participant's payments under the Plan commenced over (b) the amount, if any, of any benefits previously received by or on behalf of such Participant; provided, however, that if the asset value as defined in the Plan be less than the aggregate of such amounts, such amounts to which such Participants are entitled under this section shall be proportionately reduced so that the aggregate of such reduced amounts be equal to the asset value; and provided, further, that any allocations on behalf of any such Participant under the Plan shall be inclusive of any allocations on his behalf under this subsection;

    (4) for the purposes of Sections (B) and (C) of this Second Supplement, a "Participant's Contributions, if any, under the Superseded Plan with interest" shall be equal to the sum of:

        (i) the Participant's contributions, if any, under the Superseded Plan prior to the effective date of this Second Supplement and credited to his account on the effective date of this Second Supplement; and

        (ii) the amount of interest on the contributions, at the rate of five percent (5%) per annum, compounded annually, from the effective date of the Superseded Plan (June 30, 1975) to the date as of which the Participant's payments under the Plan actually commenced, or if earlier, to the date of termination of the Plan.

    (5) for purposes of the Plan and this Second Supplement, the Benefit Service of the Participants after June 30, 1977 will be determined in the same manner as Credited Service under the Plan.

(D) SPECIAL PROVISION APPLICABLE TO THE WITHDRAWAL OF CERTAIN EMPLOYEE
    ------------------------------------------------------------------
    CONTRIBUTIONS TO SUPERSEDED PLANS
    ---------------------------------

    (1) This provision applies to any eligible Employee who, prior to his retirement or other termination from service, withdraws from any superseded Plan all or any part of the Participant's contributions made prior to September 2, 1974 plus interest thereon. Forfeiture of such Participant's rights to the employer-derived benefits which accrued prior to September 2, 1974 shall not exceed an amount which bears the same ratio to the accrued benefit (determined as of September 1, 1974) attributable to the employer's contributions as the amounts withdrawn bear to the total amount of Employee contributions made to the Plan as of September 1, 1974 plus interest attributable to such contributions.

    (2) With respect to those Employees referred to in (1), above, no part of a Participant's accrued benefit derived from employer contributions which are accrued after September 1, 1974 shall be forfeitable solely because such Participant voluntarily withdraws his contributions after becoming a 50 percent vested participant.

    (3) Any Employee referred to in (1), above, who withdraws his contributions to a superseded plan at a time after September 1, 1974, when he is less than 50 percent vested in his employer-derived accrued benefits shall be entitled to restoration of any such employer-derived benefits which were forfeited because of such withdrawal, provided the Employee must repay the full amount of the withdrawal plus interest computed on the amount of the withdrawal from the date of withdrawal to the date of repayment, compounded annually, at the rate of 5 percent. This restoration provision shall not apply to an Employee who has no vested interest in his employer-derived accrued benefits, and whose accrued benefit is disregarded due to a Break in Service.

(E) ELECTION OF OPTIONS AND DESIGNATION OF BENEFICIARIES
    ----------------------------------------------------

    If a Participant has elected an optional form of payment and/or has designated a Beneficiary (or Beneficiaries) prior to the effective date of the Second Amendment to the Plan and such election and/or designation is in force immediately prior to the effective date of said amendment under the terms of the Superseded Plan, such election and/or designation shall continue in effect with respect to benefits payable under the Plan until a new election of an optional form of payment is made in accordance with the provisions of the Plan and/or a new designation of Beneficiary (or Beneficiaries) is made in accordance with the provisions of the Plan.

(F) RIGHT TO AMEND OR TERMINATE SECOND SUPPLEMENT
    ---------------------------------------------

    The provisions of the Plan, with respect to the amendment or termination of the Plan shall apply with equal force and effect to this Second Supplement.

                                THIRD SUPPLEMENT
                                ----------------

                                 ANR SUPPLEMENT
                                 --------------

                               TABLE OF CONTENTS
                               -----------------

                                                                  Page
                                                                  ----
ARTICLE 1  -       Introduction..................................  59

ARTICLE 2  -       Definitions                                     59

   Section 2.1     Accumulated Contributions.....................  59
   Section 2.2     Accrued Benefit...............................  59
   Section 2.3     Active Participant............................  60
   Section 2.4     Actuarial Equivalent..........................  60
   Section 2.5     Anniversary Date..............................  60
   Section 2.6     Annuity.......................................  60
   Section 2.7     Annuity Starting Date.........................  60
   Section 2.8     Base Monthly Earnings.........................  60
   Section 2.9     Break in Service Year.........................  60
   Section 2.10    Contributing Participant......................  60
   Section 2.11    Contributory Service..........................  60
   Section 2.12    Eligible Employee.............................  61
   Section 2.13    Excess Monthly Earnings.......................  61
   Section 2.14    Final Average Monthly Earnings................  61
   Section 2.15    Hour of Employment............................  61
   Section 2.16    Military Service..............................  61
   Section 2.17    Normal Retirement Age.........................  61
   Section 2.18    Normal Retirement Date........................  61
   Section 2.19    Participant...................................  61
   Section 2.20    Participating Employer........................  61
   Section 2.21    Pre-1986 ANR Plan.............................  61
   Section 2.22    Primary Monthly Earnings......................  61
   Section 2.23    Primary Monthly Earnings Rate at June 30, 1962  61
   Section 2.24    Regulations...................................  62
   Section 2.25    Retired Participant...........................  62
   Section 2.26    Social Security Disability Benefit............  62
   Section 2.27    Social Security Monthly Benefit...............  62
   Section 2.28    Superseded Base Plans.........................  62
   Section 2.29    Superseded Insured Plans......................  62
   Section 2.30    Superseded Supplemental Plans.................  62
   Section 2.31    System Company................................  62
   Section 2.32    Total Monthly Earnings........................  63
   Section 2.33    Transferred Participant.......................  63
   Section 2.34    Vested Former Participant.....................  63
   Section 2.35    Years of Credited Service.....................  63
   Section 2.36    Years of Prior Service........................  63
   Section 2.37    Years of Service..............................  63

ARTICLE 3  -  Effective Date.....................................  64

ARTICLE 4  -  [None].............................................  64

                               TABLE OF CONTENTS
                                 (Continued)

                                                                    Page
                                                                    ----
ARTICLE 5  - Participation.........................................  64

   Section 5.1    Participation Requirements.......................  64
   Section 5.2    Termination of Participation.....................  65

ARTICLE 6  - Contributions.........................................  65

   Section 6.1    Contributions by Participants....................  65

ARTICLE 7  - Retirement............................................  65

   Section 7.1    Normal Retirement................................  65
   Section 7.2    [None]...........................................  65
   Section 7.3    Early Retirement.................................  65
   Section 7.4    Non-occupational Disability Retirement...........  66
   Section 7.5    Occupational Disability Retirement...............  66


ARTICLE 8  - Retirement Annuities..................................  67

   Section 8.1    Retirement after 1985............................  67
   Section 8.2    Retirement Prior to January 1, 1980..............  68
   Section 8.3    Retirement after 1979 and before 1986............  68
   Section 8.4    Cost-of-Living Adjustments.......................  71
   Section 8.5    Optional Forms of Benefit........................  72
   Section 8.6    Automatic Joint and Survivor Election............  77
   Section 8.7    [None]...........................................  78
   Section 8.8    [None]...........................................  78
   Section 8.9    [None]...........................................  78
   Section 8.10   Reduction in Benefits for Prior Payments.........  78
   Section 8.11   Limitation on Payments to Contributing
                  Participants.....................................  78
   Section 8.12   Special Rules Applicable to the Benefits of
                  Participants who Become Employed by, or who have
                  Been Employed by, a System Company which is not a
                  Participating Employer...........................  78

ARTICLE 9  - None..................................................  79

ARTICLE 10 - Surviving Spouse Annuities............................  79

   Section 10.1  Benefits for Surviving Spouse and Dependent
                 Children..........................................  79

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                  Page
                                                                                  ----
ARTICLE 11 -  Payments on Termination of Employment or Death of a Participant or
              Withdrawal of a Participating Employer from the Plan                 81

   Section 11.1    Termination of Participation other than by Death or Retirement  81
   Section 11.2    Distribution Upon Death of Contributing Participant...........  82
   Section 11.3    [None]........................................................  82
   Section 11.4    Benefits in Event Participant's Employer Withdraws from Pan...  82


ARTICLE 12 -  Payment of Benefits................................................  82

   Section 12.1    Time and Manner of Payment of Annuities.......................  82
   Section 12.2    Payment of Participant's Contributions........................  82


ARTICLE 13  - 50% Survivor Annuity...............................................  83

   Section 13.1    Coverage......................................................  83
   Section 13.2    Time Period...................................................  83
   Section 13.3    50% Survivor Annuity..........................................  83

                                 ANR SUPPLEMENT
                                 --------------

                                   ARTICLE 1
                                   ---------

                                  INTRODUCTION
                                  ------------

        This Supplement is referred to as the "ANR Supplement". This Supplement includes provisions applicable to persons who were Participants or Employees with respect to the American Natural Resources System Companies Employees' Retirement Plan prior to December 1, 1986. Persons who became Participants or Employees with respect to the American Natural Resources System Companies Employees' Retirement Plan after November 30, 1986, are subject to the general provisions of the Plan and are not subject to the provisions of this ANR Supplement.

        The provisions of Plan Section 1.2B relating to maximum compensation shall apply to this Supplement notwithstanding anything to the contrary in this Supplement.

        For purposes of Plan Section 1.28(d), this is a specific provision in the Plan which provides that the determination of Years of Service shall include any period of an Employee's employment with American Natural Resources Company, with any other organization during the period such other organization was a member of the same Controlled Group (as defined in Plan Section 6.10) as American Natural Resources Company and with any other organization during the period of time with respect to which such other organization had properly adopted and participated in the American Natural Resources System Companies Employees' Retirement Income Plan (the "ANR Plan"). In addition, Years of Service pursuant to provisions of the ANR Plan for periods of time before January 1, 1989, shall be included in Years of Service under Plan Section 1.28.

        With respect to a Participant, as defined in this Supplement, the nonforfeitable percentage of the Accrued Benefit as defined in and for purposes of the Pension Plan for Employees of The Coastal Corporation or the American Natural Resources System Companies Employees' Retirement Plan with respect to periods of time after December 31, 1985, and before January 1, 1989, shall not be less than the nonforfeitable percentage of such Accrued Benefit determined pursuant to provisions of the Pre-1986 ANR Plan (as defined in Section 2.21 of this ANR Supplement) applied to periods of time through December 31, 1988.


                                   ARTICLE 2
                                   ---------

                                  DEFINITIONS
                                  -----------

        Terms used in this Supplement which are defined in the Plan of which this Supplement is a part are used with the same meaning in this Supplement unless such terms are defined differently for purposes of this Supplement.

        Terms defined in this Supplement apply only to the Supplement and not to the Plan.

        References in this ANR Supplement to article numbers and section numbers mean such article or section in this ANR Supplement unless otherwise stated.

    2.1 Accumulated Contributions.  The sum of (a) a Participant's contributions
        -------------------------
during his Years of Prior Service which were paid to the Trustee subsequent to January 1, 1960, plus interest compounded annually at the rate of two and one-half percent (2-1/2%) from the first day of January following payment thereof through December 31, 1975, (b) his contributions which were paid under the Superseded Base Plans for any period constituting Years of Prior Service under the Plan, plus interest at the rate provided in the Superseded Base Plans through December 31, 1975 and (c) interest on the sum of (a) and (b) compounded annually at the rate specified by the Administrator, in accordance with regulations, from January 1, 1976 to the date of reference.

    2.2 Accrued Benefit.  A Participant's accrued benefit at a time of reference
        ---------------
is the annuity computed under Section 8.3(a) which would be payable to such Participant at his Normal Retirement Date if he continued to be a

Participant until such date (determined under the terms of the Pre-1986 ANR Plan at such time of reference but assuming that his Final Average Monthly Earnings at his Normal Retirement Date will be equal to his Final Average Monthly Earnings at such time of reference) multiplied by a fraction, the numerator of which is his Years of Credited Service at such time of reference and the denominator of which is the Years of Credited Service which he would have if he continued to be a Participant until his Normal Retirement Date. In determining a Participant's Accrued Benefit, his Social Security monthly benefit shall be determined under the law as in effect at such time of reference but with the assumption that his Total Monthly Earnings remain unchanged until his Normal Retirement Date. The Accrued Benefit computed with respect to a person with Service after 1985 shall be reduced in accordance with Plan provisions relating to persons with Service before 1986 and after 1985.

    2.3 Active Participant.  A Participant who currently qualifies as an
        ------------------
Eligible Employee and who is currently employed by a Participating Employer.

    2.4 Actuarial Equivalent.  A payment or series of payments having the same
        --------------------
value as the payment or series of payments replaced, when computed using the UP 1984 mortality table with a 6% interest assumption.

    2.5 Anniversary Date.  With respect to each Employee the anniversary each
        ----------------
year of the Employee's date of employment.

    2.6 Annuity.  A series of equal monthly payments continuing for the lifetime
        -------
of the payee, except that, in the case of a Supplement payable pursuant to
Section 8.3(b) or an Annuity payable pursuant to Section 8.3(c) or Section 8.3(d), such payments shall be subject to adjustment, reduction or termination in accordance with such sections.

    2.7 Annuity Starting Date.  The first day on which an Annuity is payable.
        ---------------------

    2.8 Base Monthly Earnings.  A Participant's Total Monthly Earnings not in
        ---------------------
excess of four hundred dollars ($400).

    2.9 Break in Service Year.  A 12-month period beginning on an Employee's
        ---------------------
Anniversary Date during which the Employee has not completed more than 500 Hours of Employment. Notwithstanding the foregoing, the following periods shall be deemed not to be Break in Service Years:

        (a) If a Participant shall retire pursuant to Section 7.4 or 7.5, shall thereafter cease to be totally and permanently disabled and shall return to the employ of a Participating Employer, the period between his disability retirement date and the date as of which he ceases to be totally and permanently disabled.

        (b) If after October 31, 1979 a Participant shall commence receiving benefits under a long-term disability benefit program maintained by a Participating Employer and shall thereafter cease to receive benefits under such program, the period during which he was receiving benefits under such program.

        If a non-vested Employee incurs a Break in Service Year, his Years of Credited Service and Years of Service completed prior to such Break in Service Year shall be disregarded unless the total number of Break in Service Years does not equal or exceed the greater of 5, and the aggregate number of Years of Service completed by the Employee prior to such Break in Service Year.

    2.10  Contributing Participant.  A Participant or Retired Participant who
          ------------------------
made contributions to the Pre-1986 ANR Plan or to either of the Superseded Base Plans.

    2.11  Contributory Service.  A Participant's Years of Prior Service
          --------------------
subsequent to January 1, 1960, and prior to July 1, 1963 minus (a) any period included therein during which he was not an Eligible Employee, as defined in subdivision (5) of Article II of the Plan as in effect on December 31, 1974, and
(b) any period included therein solely by reason of his employment by a System Company which was not a Participating Employer or by an associate company.

    2.12  Eligible Employee.  A person currently employed by or receiving
          -----------------
severance allowance from a System company but excluding; (i) any person who is participating in a retirement plan which has been established by a System Company pursuant to an agreement with a labor union; (ii) and any person employed in the Road Equipment Division of American Natural Resources Company; and (iii) any person who is deemed to be an employee of System Company solely by reason of the provisions of Section 414 (n) of the Code.

    2.13  Excess Monthly Earnings.  A Participant's Total Monthly Earnings in
          -----------------------
excess of four hundred dollars ($400).

    2.14  Final Average Monthly Earnings.  A Participant's average Primary
          ------------------------------
Monthly Earnings for the period of sixty (60) successive calendar months which ends prior to his Normal Retirement Date, which is included within his last ten Years of Credited Service (as defined in this Article but determined by (a) excluding, for persons not credited with an Hour of Employment after 1987, Years of Credited Service completed in any 12-month period which begins after the Employee's Normal Retirement Date and (b) including Years of Credited Service completed prior to attaining age 22), and which affords the highest such average, or, if for his total Years of Credited Service (as defined in this Article but determined by (a) excluding, for persons not credited with an Hour of Employment after 1987, Years of Credited Service completed in any 12-month period which begins after the Employee's Normal Retirement Date and (b) including Years of Credited Service completed prior to attaining age 22) are less than five (5) years, for his total such Years of Credited Service.

    2.15  "Hour of Employment"  Means Hour of Service as defined in the Plan.
           ------------------

    2.16  Military Service.  Service (a) on active duty, in time of national or
          ----------------
local emergency, in the armed forces of the United States or of any State thereof, or (b) in the armed forces of the United States or of any State thereof, under any compulsory service law, or (c) in the armed forces of the United States or any of its allies in time of war in which the United States is engaged.

    2.17  Normal Retirement Age.  A Participant's sixty-fifth birthday.
          ---------------------

    2.18  Normal Retirement Date.  The first day of a month coincident with or
          ----------------------
next following a Participant's attainment of Normal Retirement age.

    2.19  Participant.  An Eligible Employee or former Eligible Employee who has
          -----------
satisfied the requirements set forth in Article 5.

    2.20  Participating Employer.  A System Company which has adopted the Pre-
          ----------------------
1986 ANR Plan.

    2.21  "Pre-1986 ANR Plan" mean the American Natural Resources System
           -----------------
Companies Employees' Retirement Plan as in effect at the end of 1985 unless otherwise stated or required by the context.

    2.22  Primary Monthly Earnings.  A Participant's earnings from a
          ------------------------
Participating Employer or a System Company for any month computed at his basic hourly, weekly, monthly or annual rate, excluding payments for overtime or other premium pay but including shift differential and sales commission earned during such month; provided that the Primary Monthly Earnings of a Participant for any period of time included in his Years of Credited Service during which he was not at work or was at work only on a part time basis shall be computed on a full time basis at his basic hourly, weekly, monthly or annual rate in effect immediately prior to the date when he ceased working on a full time basis, plus, in the case of a Participant compensated partly on a commission or shift differential basis, his average monthly commissions or shift differential for the preceding twelve months. Premium pay, as included herein, includes bonus pay.

    2.23  Primary Monthly Earnings Rate at June 30, 1962.  A Participant's
          ----------------------------------------------
monthly earnings computed at his basic hourly, weekly, monthly or annual rate in effect at June 30, 1962, plus one-twelfth (1/12) of his total shift differential and/or sales commissions, if any, earned during the twelve months ended June 30, 1962.

    2.24  Regulations.  Regulations issued by the Department of Labor construing
          -----------
Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") or by the Internal Revenue Service construing the Internal Revenue Code of 1986, as amended (the "Code").

    2.25  Retired Participant.  A former Participant who has retired pursuant to
          -------------------
Article 7.

    2.26  Social Security Disability Benefit.  The monthly amount available for
          ----------------------------------
the benefit of a Participant under the disability benefit provisions of the Federal Social Security Act, or under any similar future Federal Act or Acts, as in effect at the retirement date of the Participant, determined as if he is entitled to such benefits and disregarding non-entitlement for failure to apply, noneligibility in the case of nonresident alien Participants, or for any other reason. The Social Security Disability Benefit shall be deemed not to exceed one-hundred twenty-four dollars ($124.00) in any case.

    2.27  Social Security Monthly Benefit.
          -------------------------------

        (a) Forty percent (40%) of the monthly amount estimated to be available for the benefit of a participant at age sixty-five (65) (excluding payments for a spouse and dependents) under the old age benefit provisions of the Federal Social Security Act, or under any similar future Federal act or acts multiplied by a fraction the numerator of which is the number of his years of Credited Service, determined at his early retirement or termination of employment as the case may be, not in excess of 22-1/2 years and the denominator of which is 22-1/2.

        (b) In the case of a participant who retires under Section 7.1 on or after his normal retirement date, the amount of the Social Security monthly benefit required for the purpose of calculating the amount of his annuity shall be determined based on the law as in effect at his normal retirement date.

        (c) In the case of a participant who retires under Section 7.3 or who is eligible for an annuity pursuant to the provisions of Article 11, the amount of the Social Security monthly benefit required for the purpose of calculating the amount of his annuity shall be determined based on the law as in effect at his early retirement date or termination of employment, as the case may be, assuming that the participant will have no wages after such early retirement date or termination of employment as the case may be. The amount of a Participant's Social Security monthly benefit shall not be adjusted for any difference between the amount determined pursuant to the preceding sentences of this subdivision and the actual amount of Social Security benefit to which he ultimately becomes entitled because of failure to apply, continuance at work, ineligibility in the case of nonresident alien participants, or for any other reason.

        (d) The amount of a Participant's Social Security monthly benefit shall be determined pursuant to the above on the basis of estimated earnings history, assuming annual wage increases equal to the actual change in average wages from year to year as determined by the Social Security Administration. A participant may elect to have the Social Security monthly benefit determined using actual salary history. Such an election must be made on or before the Participant's date of termination of employment. Salary history for years during which the participant was not employed by a System company is to be furnished to the Committee by the participant. This information can be obtained from the Social Security Administration.

    2.28  Superseded Base Plans.  The retirement plans evidenced by Sun Life
          ---------------------
Assurance Company of Canada Group Annuity Contracts 3028-G and 4638-G, as amended.

    2.29  Superseded Insured Plans.  The retirement plans evidenced by Sun Life
          ------------------------
Assurance Company of Canada Group Annuity Contracts 3028-G, 4638-G, 5233-G and 5491-G, as amended.

    2.30  Superseded Supplemental Plans.  The retirement plans evidenced by Sun
          -----------------------------
Life Assurance Company of Canada Group Annuity Contracts 5233-G and 5491-G, as amended.

    2.31  System Company.  American Natural Resources Company and any other
          --------------
corporation at least fifty percent (50%) of the shares of which at the time outstanding having ordinary voting power for the election of directors is owned or controlled directly or indirectly by American Natural Resources Company, and any other employing entity which is a Participating Employer. The term System Company also includes Coastal and Sub-sidiaries for periods after the date in 1985 on which American Natural Resources became a Subsidiary.

    2.32  Total Monthly Earnings.  A Participant's total earnings from a
          ----------------------
Participating Employer for any month.

    2.33  Transferred Participant.  A former Active Participant who is currently
          -----------------------
employed by a System Company other than a Participating Employer, or who is currently employed by a Participating Employer but does not currently qualify as an Eligible Employee.

    2.34  Vested Former Participant.  A former Participant who, upon termination
          -------------------------
of his employment, has become entitled to and has elected to receive a deferred Annuity under the provisions of Article 11.

    2.35  Years of Credited Service.  Subject to the Break in Service definition
          -------------------------
of this Article, the sum of:

        (a) An Employee's Years of Prior Service.

        (b) Each 12-month period, beginning after December 31, 1974 on an Employee's Anniversary Date and, for persons not credited with an Hour of Employment after 1987, ending on or prior to the Employee's Normal Retirement Date, during which the Employee shall have completed 2,080 or more Hours of Employment with one or more Participating Employers.

        (c) A proportional Year of Credited Service for (i) any such 12-month period in which an Employee completes 1,000 or more Hours of Employment, but less than 2,080 Hours of Employment, (ii) any period of less than 12 months between December 31, 1974 and an Employee's first Anniversary Date thereafter, (iii) any period of less than 12 months between an Employee's Anniversary Date which imme-diately precedes his Normal Retirement Date and his Normal Retirement Date, or (iv) any period of employment which is prior to an Employee's Normal Retirement Date and is less than 12 months for which the Employee is not credited with a proportional fraction of a Year of Credited Service pursuant to (i), (ii) or (iii) above, such proportional Year of Credited Service to be determined under uniform rules adopted by the Committee in accordance with regulations.

            The initial calendar month of employment of a Participant shall be counted as a full month if such Participant began employment before the sixteenth day of such month. The final calendar month of employment of a Participant shall be counted as a full month if such Participant is credited with an Hour of Employment during such month.

    2.36  Years of Prior Service.  The number of years, computed to the nearest
          ----------------------
one-twelfth (1/12) of a year, of the last period of continuous employment prior to January 1, 1975, of any Employee who was an Employee on such date which would have been included, if such Employee had been a Participant on such date, in such Employee's continuous service as of December 31, 1974 as defined in subdivision (15) of Article II of the Plan as in effect on December 31, 1974. With respect to any Participant who was a Participant in the Plan on January 1, 1975, had attained his Normal Retirement Date prior to January 1, 1975, and pursuant to Section 2 of Article VII of the Plan as in effect on December 31, 1974 had continued in service beyond such Normal Retirement Date, such Participant's Years of Prior Service shall include the period beginning on such Participant's Normal Retirement Date and ending on December 31, 1974.

    2.37  Years of Service.  Subject to the Break in Service rules of this
          ----------------
Article, the sum of:

        (a) An Employee's Years of Prior Service.

        (b) Each 12-month period, beginning after December 31, 1974 on an Employee's Anniversary Date, during which the Employee shall have completed 1,000 or more Hours of Employment with one or more Participating Employers or System Companies. For purposes of this Section 2.37 only, Hours of

    Employment shall be computed as if Great Plains Gasification Associates were a Participating Employer or a System Company.

        (c) A proportional Year of Service for any period of less than 12 months between December 31, 1974 and an employee's first Anniversary Date thereafter, such proportional Year of Service to be determined under uniform rules adopted by the Administrator in accordance with regulations, but excluding any Years of Service completed before an Employee attains age 18. Such proportional Year of Service shall be computed using the method described in Section 2.35(c) for computation of a proportional Year of Credited Service.

        (d) For purposes of vesting only, a Participant shall receive credit for Years of Service equal to the greater of (i) the period of service that would be credited to such Participant under the elapsed time method for Service during the entire computation period in which January 1, 1986, occurred, or (ii) the Service taken into account under the computation method in effect under the American Natural Resources System Companies Employees' Retirement Plan prior to 1986. The Years of Service for vesting as provided in this subsection (e) shall be in lieu of, and not in addition to, Years of Service otherwise calculated under the Plan.


                                   ARTICLE 3
                                   ---------

                                 EFFECTIVE DATE
                                 --------------

    The effective date of the Pre-1986 ANR Plan shall be January 1, 1960 or such other date as was established by resolution of the Board of Directors of a particular Participating Employer at the time of adoption of the Plan by such Participating Employer.


                                   ARTICLE 4
                                   ---------

                                     [None]


                                   ARTICLE 5
                                   ---------

                                 PARTICIPATION
                                 -------------

    Section 5.1  Participation Requirements.
    -----------  --------------------------

        (a)  General.  Each Eligible Employee who was employed by a
             -------
    Participating Employer became a Participant as of the first day of the month coincident with or next following the later of his 18th birthday or satisfaction of the eligibility Service requirement.

            An Eligible Employee has satisfied the eligibility Service requirement if, on his Anniversary Date, he had completed, in the preceding 12-month period, 1,000 or more Hours of Employment.

        (b)  Change of Employment Status; Reemployment of Terminated Employees.
             -----------------------------------------------------------------
    If an Employee became an Eligible Employee because of a change in his employment status, he became a Participant as of the date of such change if he had attained age 18 and had satisfied the eligibility service requirement; otherwise he became a Participant as of the first day of the month coincident with or next following his satisfaction of such age and service requirements. If a former Participant who was not eligible to receive an annuity or a person who was previously an Eligible Employee, but whose employment was terminated after he had satisfied the eligibility service requirement and prior to his becoming a Participant, was employed by an employer and pursuant to the Break in Service of the Pre-1986 ANR Plan in effect at such time his Years of Credited Service are disregarded, then such former Participant or person became a Participant as of the first day of the month coincident with or next following the latest of his 18th birthday, his satisfaction of the eligibility service requirement or his becoming an Eligible Employee. If such former Participant's or person's Years of Credited Service were not disregarded and such former Participant or person had attained age 18 and was an Eligible Employee, he was deemed to have become a Participant as of his date of employment; otherwise he became a Participant as of the later of his becoming an Eligible Employee or the first day of the month coincident with or next following his attainment of age 18.

    Section 5.2    Termination of Participation.  No Participant shall be
    -----------    ----------------------------
permitted to terminate his participation in the Plan or to withdraw any of his contributions thereunder so long as he continues in the employ of a System Company.


                                   ARTICLE 6
                                   ---------

                                 CONTRIBUTIONS
                                 -------------

    Section 6.1    Contributions by Participants.  Contributions by Participants
    -----------
are not required or permitted.


                                   ARTICLE 7
                                   ---------

                                   RETIREMENT
                                   ----------

    Section 7.1    Normal Retirement.
    -----------    -----------------

        (a) Except as otherwise provided in the second paragraph of this section and in Section 7.2, a Participant who had attained Normal Retirement Age, may have, by giving 120 days written notice to the Administrator, retire on his Normal Retirement Date or on the first day of any month subsequent to his Normal Retirement Date.

        (b) A Participant who became totally and permanently disabled after October 31, 1979 and prior to his Normal Retirement Date and who received benefits under a long-term disability benefit program maintained by a Participating Employer, other than a disability pension pursuant to Section
    7.4 or Section 7.5 of the Pre-1986 ANR Plan, shall be deemed to retire on the later of (i) his Normal Retirement Date unless he shall elect to be deemed retired on an earlier date pursuant to Section 7.3, and (ii) the date he is no longer eligible to receive or waives his rights to receive such long-term disability benefits.

    Section 7.2    [None]
    -----------

    Section 7.3  Early Retirement.  A Participant who has attained age fifty-
    -----------  ----------------
five (55) may, by giving 120 days written notice to the Administrator, retire as of the first day of any month preceding his Normal Retirement Date if, at the time of such retirement, the Participant has a nonforfeitable right to a benefit from the Plan and sum of his attained age (determined by reference to his last birthday) and the number of his full Years of Credited Service is at least seventy (70). The requirement that attained age and Years of Service must equal at least seventy is deleted as of January 1, 1986. However, the Participant must have earned a nonforfeitable benefit under the Plan before any benefit is payable under the Plan. The amount of Retirement Income payable to such person shall be determined under the early retirement provisions and not provisions applicable to Vested Former Participants.

    A Participant who becomes totally and permanently disabled after October 31, 1979 and prior to his Normal Retirement Date, who is receiving benefits under a long-term disability benefit program maintained by a Participating Employer, other than a disability pension pursuant to Section 7.4 or Section 7.5 of the Pre-1986 ANR Plan, and who has attained age fifty-five (55) may, by giving 120 days written notice to the Administrator, elect to cease being credited with Years of Credited Service and to be deemed to have retired as of the first day of any month preceding his Normal Retirement Date if, at the time of such retirement, the sum of his attained age (determined by reference to his last birthday) and the number of his full Years of Credited Service is at least seventy (70) and he is no longer eligible to receive or waives his rights to receive such long-term disability benefits. The requirement that attained age and Years of Service must equal at least seventy is deleted as of January 1, 1986. The amount of Retirement Income payable to such person shall be determined under the early retirement provisions and not provisions applicable to Vested Former Participants.

    Section 7.4    Non-occupational Disability Retirement.  A Participant who
    -----------    --------------------------------------
has completed ten Years of Service, who has not attained age sixty-five and who is totally and permanently disabled due to a non-occupationally caused accident or illness, other than a Participant who (a) becomes totally and permanently disabled after October 31, 1979, and (b) is covered by the comprehensive benefits program maintained by his employer (whether or not he is covered under the long-term disability benefit portion of such program), shall be retired under this section. The determination of whether or not a Participant is totally and permanently disabled shall be made by the Administrator, provided that in the event the Administrator determines the Participant is not totally and permanently disabled, the Participant may, within five (5) days after receipt of notice of such determination, give the Administrator written notice of his disagreement with such determination, and in such event the Participant shall be examined by a hospital mutually acceptable to the Participant and the Administrator, and the findings and determination of such hospital shall be binding on the Participant and the Administrator. If a Participant is determined to be totally and permanently disabled under this section, he shall be retired as of the later of (a) the first day of the month following the month in which such determination is made, and (b) the first day of the sixth month following the last day the Participant performed services for his Participating Employer prior to his non-occupationally caused accident or illness, provided that such Participant may retire at any earlier date under other Plan provisions.

    Section 7.5    Occupational Disability Retirement.  A Participant who has
    -----------    ----------------------------------
not attained age sixty-five and who is totally and permanently disabled due to an occupational injury or a disease arising out of and in the course of employment with a Participating Employer, compensable under any Worker's Compensation Act or similar act, other than a Participant who (a) becomes totally and permanently disabled after October 31, 1979, and (b) is covered by the comprehensive benefits program maintained by his employer (whether or not he is covered under the long-term disability benefit portion of such program), shall be retired under this section. The determination of whether or not a Participant is totally and permanently disabled shall be made by the Administrator, provided that in the event the Administrator determines the Participant is not totally and permanently disabled, the Participant may, within five (5) days after receipt of notice of such determination, give the Administrator written notice of his disagreement with such determination, and in such event the Participant shall be examined by a hospital mutually acceptable to the Participant and the Administrator, and the findings and determination of such hospital shall be binding on the Participant and the Administrator. If a Participant is determined to be totally and permanently disabled under this section, he shall be retired as of the later of (a) the first day of the month following the month in which such determination is made, and (b) the first day of the month following the last month for which he receives a payment from his Participating Employer as a supplement to payments made under such Worker's Compensation Act or similar act; provided that such Participant may retire at any earlier time.


                                   ARTICLE 8
                                   ---------

                              RETIREMENT ANNUITIES
                              --------------------

    Section 8.1    Retirement after 1985.
    -----------    ---------------------

        (a) The amount of benefit payable under the provisions of the Plan for a Participant with Service under the Plan both before 1986 and after 1985 shall be computed in accordance with the method described in this Section.

        (b) The benefit shall be computed using the formulas and other provisions applicable to (i) Participants who retired between 1979 and 1986 and (ii) Participants with Credited Service after 1985. Computations shall be made as if each formula applied to the full period of Service using the respective definitions applicable to each formula in performing the computations.

    (c) In computing the amount of benefit, variances related to benefit option, time of payment, and other provisions which affect the amount due the Participant, each of the formulas shall be computed as if such formula and other provisions were the only formula and other provisions to be applied to the Participant. However, the amount of benefit payable to the participant shall be a percentage of the benefit computed under each formula. The percentage with respect to the formula applicable to Participants retiring between 1979 and 1986 shall be the percentage derived by dividing the Years of Credited Service (as defined for the formula) of the Participant before 1986 by the total Years of Credited Service for periods both before 1986 and after 1985 used in such formula. The percentage with respect to the formula relating to Participants with Credited Service after 1985 shall be the percentage derived by dividing the years of Credited Service (as defined for the formula) after 1985 by the total years of Credited Service for periods both before 1986 and after 1985 used in such formula.

        (d) The total amount of benefit payable to the Participant based upon the use of both formulas may not exceed the benefit payable if the Participant had received a benefit based on the formula which provides the greatest benefit.

        (e) The total benefit with respect to a Participant with Credited Service prior to December 1, 1986 shall not be less than the amount of such benefit computed based only upon the Credited Service of such Participant through December 1, 1986, using only the formula and other provisions applicable to Participants who retired between 1979 and 1986.

        (f) Any cost of living adjustment provided with respect to a Participant shall be computed with respect to the Accrued Benefit computed as of December 31, 1985, using the formula applicable to Participants who retired between 1979 and 1986. No cost of living adjustment shall be provided with respect to the portion of a benefit computed using the formula applicable to a Participant for Credited Service after 1985.

        (g) The formulas and other provisions used to determine the benefit payable under the Plan for Service after 1985 are contained in the Plan and not in this Supplement. Except as specified in this ANR Supplement, the provisions of the Plan applicable to Participants not subject to provisions of this or other Supplements shall apply and shall be modified as specified in this ANR Supplement for Participants to whom this Supplement applies.

    Section 8.2    Retirement Prior to January 1, 1980.  Each Retired
    -----------    -----------------------------------
Participant whose retirement date occurred prior to January 1, 1980 shall, after such date, continue to be entitled to receive an Annuity in the amount computed at the date of his retirement. Each contingent annuitant of a Retired Participant whose retirement date occurred prior to January 1, 1975 and who elected an optional form of Annuity pursuant to rules prescribed by the Administrator in accordance with Section 10 of Article VIII of the Plan as in effect on December 31, 1974 shall, after January 1, 1975, continue to be entitled to receive an Annuity, commencing after the death of such Retired Participant, in the amount determined under such rules in effect on the date of such election. The Annuities referred to in this section may be increased from time to time to the extent provided in Section 8.4.

    Section 8.3    Retirement after 1979 and before 1986.  Subject to the
    -----------    -------------------------------------
provisions of Section 8.6, each Participant whose retirement date shall occur after 1979 and before 1986 shall be entitled to receive an Annuity, commencing on his retirement date, in an amount determined as provided in the following subsections of this section.

        (a)  Normal Retirement.  Each Participant who has earned a
             -----------------
    nonforfeitable right to a benefit from the Plan and who shall retire on or after his sixty-fifth (65th) birthday shall be entitled to receive an Annuity, commencing on his retirement date, in an amount equal to the excess of the sum of the amounts specified in clauses (i) and (ii) below over the sum of amounts specified in clauses (iii) and (iv) below:

            (i) two percent (2%) of his Final Average Monthly Earnings multiplied by his Years of Credited Service up to but not exceeding a total of 22-1/2 years;

            (ii) three-tenths of one percent (.3%) of his Final Average Monthly Earnings multiplied by his Years of Credited Service;

            (iii)  his Social Security Monthly Benefit;

            (iv) the amount of monthly Annuity, if any, payable in the normal form, which he is entitled to receive under any other retirement plan of a Participating Employer, a System Company or Michigan Consolidated Gas Company or an affiliate of the latter (other than American Natural Resources System Deferred Salary Supplemental Retirement Plan) if the Participant's period of employment with respect to which such monthly Annuity is payable is included in, and ended prior to, such Participant's Years of Credited Service under this Pre-1986 ANR Plan.

    Notwithstanding any provision of the Pre-1986 ANR Plan to the contrary, the annuity payable with respect to any such Participant who was an Active Participant on October 31, 1979, or who became a Transferred Participant on or before such date, shall be not less than the Annuity which would have been payable to such Participant at his Normal Retirement Date determined under the terms of the Plan as in effect on October 31, 1979 by (i) determining his Social Security monthly benefit on the basis of the law as in effect on October 31, 1979 upon the assumption that his wages for purposes of such determination will continue at the same rate as in effect prior to such date and (ii) assuming that:

                (A) he continues to be an Active Participant or a Transferred
            Participant, as the case may be, until his Normal Retirement Date,

                (B) his Final Average Monthly Earnings at his Normal Retirement
            Date will be equal to the greater of (1) his Final Average Monthly Earnings at his Normal Retirement Date assuming his highest Primary Monthly Earnings during the period beginning October 31, 1979 and ending January 1, 1980 remain the same until his Normal Retirement Date and (2) his Final Average Monthly Earnings determined as if the earlier of January 1, 1980 and his actual retirement date were his Normal Retirement Date, and

                (C) his Total Monthly Earnings as at the earlier of January 1,
            1980 and his actual retirement date remain unchanged until his Normal Retirement Date.

        (b)  Early Retirement.  Each Participant who shall retire prior to his
             ----------------
    Normal Retirement Date pursuant to Section 7.3 shall be entitled to receive a deferred Annuity, commencing on his Normal Retirement Date, in an amount equal to the greater of the amount computed under subsection (a) of this section or the Participant's Accrued Benefit, or, if such Participant shall be giving 120 days written notice to the Administrator, elect an Annuity commencing on an earlier date, an Annuity equal to the product of (i) the greater of the amount computed under subsection (a) or the Participant's Accrued Benefit and (ii) a percentage determined under the following table on the basis of the number of months by which such commencement date precedes his Normal Retirement Date:

        Months by Which Commencement Date
        Precedes Normal Retirement Date          Percentage
        ---------------------------------        ----------
                         12                        100%
                         24                        100%
                         36                        100%
                         48                        94%
                         60                        88%
                         72                        82%
                         84                        76%
                         96                        70%
                        108                        64%
                        120                        58%

        The percentage for a number of months in excess of 36 not shown shall be determined by interpolation at the rate of five-tenths of one percent (.5%) per month.

    Notwithstanding the foregoing, if at the time of a Participant's retirement
(i) he shall have completed thirty (30) Years of Credited Service, and (ii) he shall have attained age fifty-five (55) the Annuity payable under this section to a Participant for any month prior to the month in which he shall have attained age sixty-two (62) shall be increased by an amount (hereinafter called a "Supplement") which, when added to the amount otherwise payable under this section (determined without any reduction by reason of such Participant's election of an optional form of Annuity under Section 8.5) will equal:

            (i) $750 in the case of a Participant who retires after December 31, 1980 and prior to January 1, 1982; and

            (ii) $800 in the case of a Participant who retires after December 31, 1981.

        (c)  Disability Retirement; Active Participants.  Each Active
             ------------------------------------------
    Participant who shall be retired pursuant to Section 7.4 or 7.5, shall be entitled to receive an Annuity, commencing on his retirement date, in an amount equal to the greater of the amounts provided in the following paragraphs (i) and (ii):

            (i)   the total of:

                (A)  3-1/2% of the sum of

                         (1) his aggregate contributions under the Plan for his Years of Prior Service subsequent to the effective date and prior to July 1, 1962 and

                         (2) his aggregate contributions under the Superseded Base Plans for any period prior to the effective date constituting Years of Prior Service under the Plan;

                     (B) .09625% of his aggregate Base Monthly Earnings for his Years of Credited Service subsequent to June 30, 1962 and prior to his retirement date during which he was an Active Participant;

                     (C) .14% of his aggregate Excess Monthly Earnings for his Years of Credited Service subsequent to June 30, 1962 and prior to his retirement date during which he was an Active Participant;

                     (D) $2.10 multiplied by the number of his Years of Credited Service subsequent to the effective date of the applicable Superseded Base Plan; and

                     (E) seventy dollars ($70) for each month for which he does not qualify for a Social Security benefit.

            (ii) the excess of the sum of the amounts specified in clauses (A) and (B) below over the sum of the amounts specified in clauses (C) and
        (D) below:

                     (A) two percent (2%) of his Final Average Monthly Earnings multiplied by his Years of Credited Service up to but not exceeding a total of 22-1/2 years;

                     (B) three-tenths of one percent (.3%) of his Final Average Monthly Earnings multiplied by his Years of Credited Service;

                     (C) sixty-four percent (64%) of his Social Security disability benefit if he qualifies therefor, with no deduction made under this clause for any month during which he does not qualify for a Social Security disability benefit;

                     (D) the amount of monthly Annuity, if any, payable in the normal form, which he is entitled to receive under any other retirement plan of a Participating Employer, a System Company or Michigan Consolidated Gas Company or an affiliate of the latter if the period of the Participant's employment with respect to which such monthly amount is payable is included in, and ended prior to, such Participant's Years of Credited Service under this Pre-1986 ANR Plan.

        In the case of an Active Participant who shall be retired under Section 7.5, the Annuity payable under this section shall in no event be less than the lesser of 20% of his average Total Monthly Earnings during (i) the five years immediately preceding the date of his disability, or, (ii) the five year period ending December 31, 1985. If such period is less than five years, the average Total Monthly Earnings for the total of such period. Annuities payable under this section shall terminate with the payment for the first to occur of the following months: (i) the month in which the Retired Participant shall cease to be totally and permanently disabled, (ii) the month of the Retired Participant's death, or (iii) the month preceding the Retired Participant's Normal Retirement Date. When a Retired Participant receiving an Annuity under this section attains his Normal Retirement Date, he shall be entitled to receive, in lieu of such Annuity, an annuity computed under subsection (a). If a Retired Participant receiving an Annuity under this section shall cease to be totally and permanently disabled prior to his Normal Retirement Date and shall not return to the employ of a System Company, his right to receive an Annuity under subsection (b) shall be determined as if he had retired as of the first day of the month following the month in which he ceases to be totally and permanently disabled, but no period subsequent to the date of his retirement because of total and permanent disability shall be treated as part of his Years of Service and Years of Credited Service for purposes of determining the amount of any such Annuity. A Participant who has been retired pursuant to Section 7.4 or 7.5 who ceases to be totally and permanently disabled shall so notify the Administrator. A Participant who has been retired pursuant to such sections shall be required to submit proof of his continuing total and permanent disability as requested by the Administrator not more frequently than annually, and, in the event of his failure to comply with any such request within sixty (60) days after the date of mailing of such request to his address on file with the Administrator, the Administrator may cause any further payments to be suspended until the requested proof shall have been furnished. If any disagreement shall arise as to whether the Retired Participant continues to be totally and permanently disabled, such disagreement shall be resolved in the manner provided in Sections 7.4 and 7.5 in case of disagreement on the initial determination of disability.

        (d)  Disability Retirement; Transferred Participants.  Each Transferred
             -----------------------------------------------
    Participant who is retired under Section 7.4 or 7.5, regardless of whether or not he qualifies for a Social Security disability benefit, shall be entitled to receive an Annuity, commencing on his retirement date, in an amount computed under paragraph (i) of subsection (c) of this section except that clauses (D) and (E) thereof shall not apply. Such Annuity shall be subject to the same conditions and limitations as an Annuity payable under subsection (c) of this section.

        (e)  Disability Retirement; Application for Social Security Benefits.
             ---------------------------------------------------------------
    Any Participant retiring under Section 7.4 or 7.5 shall make application for a Social Security disability benefit prior to or coincident with his retirement date, and it shall be assumed for purposes of determining the amount of annuity initially payable under subsection (c) that such Participant qualifies for a Social Security disability benefit. If his application is rejected, appropriate adjustments shall be made retroactively in the amount of such Annuity. A Participant whose application for a Social Security disability benefit is rejected shall, if requested by the Administrator, again make application for such a benefit. The Administrator shall request such a reapplication no more often than once during each twelve-month period following the Participant's retirement date. If the Participant qualifies retroactively for a Social Security disability benefit, appropriate adjustments shall be made retroactively in the amount of his Annuity. The Participant shall furnish to the Administrator proof of filing of application or reapplication for a Social Security disability benefit as required hereunder and shall submit to the Administrator the findings and determination with respect to his application or reapplication. Failure to supply such proof of filing within ninety (90) days of the Participant's date of retirement or, if the Administrator requests a reapplication, within ninety (90) days of such request shall result in a reduction in the amount of the Retired Participant's Annuity, as of the first day of the month following the end of such ninety (90) day period, to that to which he would be entitled under subsection (c) of this section if he, in fact, were receiving the Social Security disability benefit to which he would be entitled if he qualified therefor. Any Participant receiving an annuity under subsection (c) who applies for and receives a Social Security benefit other than a disability benefit prior to age sixty-five (65) shall be deemed, for purposes of determining the amount of his Annuity under subsection (c) to be receiving the Social Security disability benefit for which he might otherwise have qualified.

        (f)  Minimum Normal, Deferred and Early Retirement Benefits.  The
             ------------------------------------------------------
    Annuity to which a Participant is entitled under Section 8.3(a) or Section 8.3(b) shall in no event be less than the hypothetical Annuity which he would have been entitled to receive had he retired under Section 7.3 at any time prior to his actual date of retirement and elected to have such hypothetical Annuity commence on his hypothetical early retirement date.

    Section 8.4  Cost-of-Living Adjustments.  Wherever used in this section, the
    -----------  --------------------------
following terms shall have the meanings stated below:

        (a)  Index.  The Consumer Price Index of the United States Department of
             -----
    Labor, Bureau of Labor Statistics, U.S. Average, All Items, 1967 = 100, adjusted in such manner as shall be statistically appropriate to reflect any change in the base period of the Index or other change requiring such adjustment occurring after June 1, 1971.

        (b)  Adjustment Date.  September 1, 1971 and each succeeding September
             ---------------
    1.

        (c)  Current Index.  The Index for the month of June immediately
             -------------
    preceding any Adjustment Date subsequent to September 1, 1971.

        (d)  Eligible Person.  A Retired Participant or the surviving spouse of
             ---------------
    such Retired Participant if such spouse was a contingent annuitant under any optional form of Annuity elected by the Retired Participant. Effective January 1, 1976, the term Eligible Employee shall include a Vested Former Participant who terminates employment after December 31, 1975 or the surviving spouse of such a Vested Former Participant if such spouse was a contingent annuitant under any optional form of Annuity elected by the vested Participant. The term Eligible Person shall not include any Retired Participant or Vested Former Participant whose date of employment by a Participating Employer is after December 31, 1983 or the surviving spouse of any such Retired Participant or Vested Former Participant.

        (e)  Initial Benefit Amount.  The amount of Annuity, including any
             ----------------------
    Supplement under Section 8.3(b), to which an Eligible Person is entitled under the Plan without regard to any adjustment made by reason of this section.

        (f)  Retirement Index.  For a Participant who retired prior to September
             ----------------
    1, 1971, the Index for June, 1972; for a Participant who retired subsequent to August 31, 1971, the Index for the third month immediately preceding his retirement date.

        (g) Index Adjustment Amount.  The amount determined by
            -----------------------

            (i) dividing the excess, if any, of the Current Index over the Retired Participant's or Vested Former Participant's Retirement Index by such Retirement Index,

            (ii) multiplying the percentage determined in (i) by the Retired Participant's or Vested Former Participant's initial benefit amount, and

            (iii) subtracting from the amount determined in (ii) the total of all amounts applied after September 1, 1971 to increase the benefit amount payable to an Eligible Person with respect to such Retired Participant or Vested Former Participant under this section; provided, however, that such remaining amount shall not be more than 3% of the Retired Participant's or Vested Former Participant's initial benefit amount or less than zero.

        (h)  Retirement Date.  A Retired Participant's Normal Retirement Date,
             ---------------
    earlier retirement date (including disability retirement) if he retired prior to his Normal Retirement Date, his actual date of retirement if he retired subsequent to his Normal Retirement Date, or the first day of the month coincident with or next following a Vested Former Participant's fifty-fifth (55th) birthday if such Participant's employment was terminated after he completed (i) ten (10) Years of Service if employment terminated before 1989 or (ii) five Years of Service if such Participant is credited with one Hour of Employment after 1988, but (iii) prior to attaining age fifty-five
    (55).

        As of September 1, 1974 the Annuity payable to an Eligible Person with respect to a Participant who retired prior to June 1, 1974 (determined without regard to this paragraph and the next succeeding paragraph but taking into account all prior increases under this section) shall be increased by .3% for each full month by which such Participant's Retirement Date precedes June 1, 1974, provided that such increase shall not exceed a maximum of 7.2%.

        As of September 1, 1974 and as of each subsequent Adjustment Date the Annuity of each Eligible Person whose Index Adjustment Amount of such date shall exceed 3/4 of 1% of the Participant's initial benefit amount shall be increased by his Index Adjustment Amount, provided, however, that if the Retirement Date of the Participant with respect to which such Annuity is payable occurred subsequent to the previous Adjustment Date, such increase shall be reduced by multiplying such increase by the nearest number of full months from such Retirement Date to the subsequent Adjustment Date and dividing the product by 12.

        The minimum monthly Annuity payable commencing with the first adjustment date to each Eligible Person shall be, after application of the foregoing cost-of-living adjustments, equal to $3.00 times his number of full years of Participation in the Plan and the Superseded Base Plans. Such minimum Annuity is subject to the reductions as provided in the Plan for early retirement and as provided under the rules adopted by the Administrator for election of an optional form of Annuity.

        Notwithstanding the foregoing, if the Plan is terminated by any Participating Employer, the Annuities to be paid to Participants or Retired Participants employed by such employer, or to their surviving spouses, shall not, after the date of such termination, be increased pursuant to this section.

        (i) The Cost-of-Living Adjustments provided by this Section shall apply only to the Accrued Benefit as of December 31, 1985, and shall not apply to any portion of the Accrued Benefit under the Plan with respect to Service after 1985.

        Section 8.5  Optional Forms of Benefit.  (a) A Participant may elect any
        -----------  -------------------------
    one of the optional forms of Annuity set forth below; provided, however, that no optional form of Annuity may be elected with respect to any Supplement payable pursuant to Section 8.3(b). Such election shall be subject to such exceptions as the Administrator may determine to be reasonably required to conform to restrictions contained in the Super-seded Insured Plans and such election shall be is made prior to commencement of Retirement Income payments, except that no such election shall be effective as to a Participant who is retired pursuant to Section 7.4 or 7.5 because of total and permanent disability until such Participant attains his Normal Retirement Date. Unless a Participant elects, prior to January 1, 1984, the contingent annuitant described in items iii, iv and v below shall be the Participant's spouse. A Vested Former Participant whose employment terminated prior to January 1, 1976, may not elect an optional form of Annuity.

    Optional Annuity Forms
    ----------------------

            (i) The monthly Annuity set forth in Section 8.3.

            (ii) A reduced monthly Annuity payable to the Participant during the Participant's lifetime and, thereafter, in the event of the Participant's death within the 10-year period which begins on the Participant's Annuity starting date, in the same reduced monthly amount to the Beneficiary designated by the Participant for the balance of such 10-year period. The amount of the reduced monthly Annuity shall be determined under the following table on the basis of the Participant's age at his Annuity starting date.


                              Percentage Reduced
         Participant's Age     Monthly Annuity
         -----------------    ------------------
                 55                 96.9%
                 56                 96.5
                 57                 96.2
                 58                 95.8
                 59                 95.3
                 60                 94.7
                 61                 94.1
                 62                 93.4
                 63                 92.6
                 64                 91.7
                 65                 90.7
                 66                 89.5
                 67                 88.3
                 68                 87.0
                 69 or over         85.6

            (iii) A reduced monthly Annuity payable to the Participant during the Participant's lifetime and, thereafter, to a contingent annuitant designated by the Participant during the remaining lifetime of such contingent annuitant in an amount which is either (A) 100%, (B) 66-2/3% or (C) 50%, as designated by the Participant, of such reduced monthly Annuity. If both the Participant and the Participant's contingent annuitant die within the 10-year period which begins on the Participant's Annuity starting date, then payments on the basis of the above percentage designated by the Participant shall be made to the beneficiary designated by the Participant for the balance of such 10-year period. The amount of the reduced monthly Annuity shall be determined under the following tables on the basis of (A) the Participant's age at the annuity starting date, (B) the number of years difference between the Participant's age and the contingent annuitant's age and (C) the percentage continuation to the contingent annuitant; provided, however, that the Annuity payable in respect of any Participant under the provisions of this paragraph shall not be less than the Annuity payable in respect of such Participant had such Participant retired on December 31, 1974 after having elected the same optional form of Annuity with the same contingent annuitant.

                       Percentage Reduced Monthly Annuity
                      Payable to a Participant (other than
                       an optional form payable under the
                      provisions of Section 8.6 or payable
                         to a Vested Former Participant
                         eligible to receive an Annuity
                   pursuant to the provisions of Article 11)
                   -----------------------------------------



                                                                              Percentage Continuation to
                                                                                 Contingent Annuitant
                                                                            ------------------------------

Participant's age is within five (5) years of the                                100%     66-2/3%      50%
                                                                                 ---      ------      ---
contingent annuitant's age and Participant's age is:

                       55                                                         69%         77%      82%
                       56                                                         69          77       82
                       57                                                         69          77       82
                       58                                                         69          77       82
                       59                                                         69          77       82
                       60                                                         69          77       82
                       61                                                         69          77       82
                       62                                                         69          77       82
                       63                                                         71          79       84
                       64                                                         74          82       87
                       65 or later                                                77          85       90

For each year in excess of 5 years that Participant is older than
the contingent annuitant, the above factors will be decreased by:                1.0%        0.9%     0.8%

Subject to the limitation that the above factors may not exceed 100%, for each year in excess of 5 years that Participant is younger than the
contingent annuitant, the above factors will be increased by:                    1.0%        0.9%     0.8%

                   Percentage Reduced Monthly Annuity Payable
                 Under the Provisions of Section 8.6 or Payable
               to a Vested Former Participant Eligible to Receive
                    an Annuity Pursuant to the Provisions of
                                   Article 11


                                                                        Percentage Continuation to
                                                                           Contingent Annuitant
                                                                        --------------------------

Participant's age is within five (5) years of the                          100%  66-2/3%   50%
                                                                           ---   ------   ---
contingent annuitant's age:                                                 69%      77%   82%

For each year in excess of 5 years that Participant is older than the
contingent annuitant, the above factors will be decreased by:              1.0%     0.9%  0.8%

Subject to the limitation that the above factors may not exceed 100%, for each year in excess of 5 years that Participant is younger than the
contingent annuitant, the above factors will be increased by:              1.0%     0.9%  0.8%

            (iv) A reduced monthly Annuity payable to the Participant during the Participant's lifetime and, thereafter, to a contingent annuitant designated by the Participant in an amount which is (A) if the Participant dies within the 10-year period which begins on the Participant's Annuity starting date, equal to the reduced monthly Annuity being paid to the Participant immediately preceding the Participant's death adjusted in accordance with Section 8.4 of the Plan for the balance of such 10-year period and, after the end of such 10-year period, during the remaining lifetime of such contingent annuitant equal to (1) 100%, (2) 66 2/3% or (3) 50%, as designated by the Participant, of such reduced monthly Annuity or, (B) if the Participant dies after the end of the 10-year period which begins on the Participant's Annuity starting date, during the remaining lifetime of such contingent annuitant, equal to whichever of the above percentages of such reduced monthly Annuity has been designated by the Participant for the remaining lifetime of such contingent annuitant. If during the 10-year period, which begins on the Participant's Annuity starting date, both the Participant and the contingent annuitant die, a monthly Annuity with payments equal to those being made to the Participant or the Participant's contingent annuitant immediately preceding the death of the survivor adjusted in accordance with Section 8.4 of the Plan shall be made for the balance of such 10-year period to the Beneficiary designated by the Participant.

    The amount of the reduced monthly Annuity shall be determined under the following tables on the basis of (A) the Participant's age at the Annuity starting date, (B) the number of years difference between the Participant's age and the contingent annuitant's age, and (C) the percentage contribution to the contingent annuitant; provided, however, that the Annuity payable in respect of any Participant under the provisions of this paragraph shall not be less than the Annuity payable in respect of such Participant had such Participant retired on December 31, 1974 after having elected the same optional form of Annuity with the same contingent annuitant.

                       Percentage Reduced Monthly Annuity
                      Payable to a Participant (other than
                       an optional form payable under the
                      provisions of Section 8.6 or payable
                         to a vested former Participant
                         eligible to receive an Annuity
                   pursuant to the provisions of Article 11)
                   -----------------------------------------

                                                                            Percentage Continuation to
                                                                               Contingent Annuitant
                                                                           -----------------------------

Participant's age is within five (5) years of the contingent                   100%     66-2/3%      50%
                                                                               ---      ------      ---
annuitant's age and Participant's age is:

     55                                                                         69%         76%      80%
     56                                                                         69          76       80
     57                                                                         69          76       80
     58                                                                         69          76       80
     59                                                                         69          76       80
     60                                                                         69          76       80
     61                                                                         69          76       80
     62                                                                         69          76       80
     63                                                                         71          79       82
     64                                                                         74          81       84
     65 or later                                                                77          83       86

For each year in excess of 5 years that Participant is older than the
contingent annuitant, the above factors will be decreased by:                  1.0%        0.9%     0.8%

Subject to the limitation that the above factors may not exceed 100%, for each year in excess of 5 years that Participant is younger than the
contingent annuitant, the above factors will be increased by:                  1.0%        0.9%     0.8%

                   Percentage Reduced Monthly Annuity Payable
                 under the Provisions of Section 8.6 or Payable
               to a Vested Former Participant Eligible to Receive
              an Annuity Pursuant to the Provisions of Article 11
              ---------------------------------------------------


                                           Percentage Continuation to
                                              Contingent Annuitant
                                           ---------------------------

Participant's age is within five (5)          100%  66-2/3%     50%
                                              ---   ------     ---
years of the contingent annuitant's age:       69%      76%     80%

For each year in excess of 5 years that
Participant is older than the contingent
annuitant, the above factors will be
decreased by:                                 1.0%     0.9%    0.8%

Subject to the limitation that the above
factors may not exceed 100%, for each year
in excess of 5 years that Participant is
younger than the contingent annuitant, the
above factors will be increased by:           1.0%     0.9%    0.8%

            (v) Any combination of the above optional Annuity forms.

    For purposes of using the above tables the Participant's age and the Participant's contingent annuitant's age shall be determined by reference to their nearest birthday as of the Participant's Annuity starting date.

    Notwithstanding any provisions hereof to the contrary, if a Participant elects Option ii, iii and iv, the Participant's contingent annuitant is other than the Participant's spouse and the value of the Participant's Annuity under any such option is not more than 50% of the value of the Annuity he would have been entitled to receive had he elected Option i, the Annuity payable to the Participant shall be increased and the Annuity payable to the contingent annuitant shall be decreased in order that the value of the Participant's Annuity under the option shall be more than 50% of the value of the Annuity which would have been payable to the Participant had he elected Option i.

    If a Vested Former Participant who has attained age fifty-five (55), or a Participant who retired prior to his Normal Retirement Date, and who has not elected to have his benefits commence prior to his Normal Retirement Date dies before payment of such benefits has commenced and prior to his death he either had not rejected the automatic joint and survivor election set forth in Section
8.6 or had elected Option ii, iii and iv, payments shall commence under such option to the Participant's contingent annuitant as of the first day of the month in which the deceased Participant would have commenced to receive benefits if he had lived. Only those benefits set forth in Section 11.2 shall be paid upon the death of a Vested Former Participant prior to attaining age fifty-five
(55).

    Section 8.6.  Automatic Joint and Survivor Election.  Notwithstanding the
    -----------   -------------------------------------
provisions of Section 8.5, a Participant who retires on or after January 1, 1976 pursuant to Section 7.1 or Section 7.3, a Participant who retires at any time pursuant to Section 7.4 or Section 7.5 and attains his Normal Retirement Date after January 1, 1976, or a Participant whose employment terminates on or after January 1, 1976 and who is eligible for an Annuity pursuant to the provisions of
Article 11 shall automatically be deemed to have elected Option iii(C) set forth in Section 8.5 with the Participant's spouse as contingent annuitant unless such Participant shall specifically reject such automatic election pursuant to the provisions of the Plan except that such an automatic election shall not be effective as to a Participant who is retired pursuant to Section 7.4 or 7.5 because of total and permanent disability until such Participant attains his Normal Retirement Date. An election by Participant at any time of any optional form of Annuity set forth in Section 8.5 shall be deemed to be a specific written rejection of the automatic election provided in this section.

    If, pursuant to Section 7.1, a Participant retires after his Normal Retirement Date, the automatic election provided by this section, unless specifically rejected, shall be operative during the period between his Normal Retirement Date and his actual date of retirement so that, if the Participant predeceases his spouse, the latter shall receive, commencing with the first day of the month next following the Participant's death, the survivorship benefits which would have been payable had the Participant retired immediately prior to his death, provided, however, that such benefits shall be offset by the amount payable in such event under Article 10.

    Sections 8.7, 8.8 and 8.9  [None]
    -------------------------

    Section 8.10    Reduction in Benefits for Prior Payments.  Any Annuity or
    ------------    ----------------------------------------
other benefit otherwise payable under this Article or Article 11 shall be reduced by the Actuarial Equivalent of any benefit previously paid to the Participant, or to which the Participant previously became entitled, under any plan of any predecessor company with respect to a period of employment which is taken into account in measuring such Annuity or other benefit otherwise payable.

    Section 8.11    Limitation on Payments to Contributing Participants.
    ------------    ---------------------------------------------------
Anything herein to the contrary notwithstanding, any Annuity payable under this Article or under Section 11.1 to a Contributing Participant who made contributions to either of the Superseded Base Plans shall be limited to the portion of such Annuity payable as a paid-up Annuity under one or more of the Superseded Insured Plans until such contributing Participant shall by written instrument delivered to the Administrator in form approved by it have irrevocably designated the Trustee as the beneficiary to receive any benefits which shall become payable under the Superseded Base Plans on account of the death of such Participant after commencement of Annuity payments to him. This section shall not apply to Contributing Participants who shall have commenced to receive an Annuity before this section shall have become effective.

    Section 8.12    Special Rules Applicable to the Benefits of Participants who
    ------------    ------------------------------------------------------------
Become Employed by, or who have Been Employed by, a System Company which is not
- -------------------------------------------------------------------------------
a Participating Employer.  If, before 1986, an Employee shall be transferred
- ------------------------
from a Participating Employer to a corporation which is a System Company but is not a Participating Employer, becomes a participant in a retirement plan established by such corporation, other than a plan established pursuant to an agreement with a labor union, and the terms of such retirement plan provide, with respect to a person who has participated in, or upon satisfying the requirements set forth in Article 5 would have become a Participant in, this Plan,

            (i) that such person's service for purposes of determining the amount of his benefit under such retirement plan and determining whether, and when, he will be entitled to receive a benefit from such retirement plan shall include any period of employment with a Participating Employer to the same extent such period would have been included had it been employment by such corporation,

            (ii) that such person's accrued benefit under such retirement plan immediately after such transfer shall be not less than his Accrued Benefit under this Plan at the time of the transfer, less the portion, if any, of such Accrued Benefit which is attributable to his contributions to this Plan, and

            (iii) that, if such person's employment with such corporation is terminated, other than by a transfer to another System Company, before he is fully vested in his Accrued Benefit under such retirement plan, such person shall be entitled to receive from such retirement plan an amount at least equal to his Accrued Benefit under this Plan at the time of his transfer to such corporation, less the portion, if any, of such Accrued Benefit which is attributable to his contributions to this Plan, if his Years of Service under this Plan plus any period of employment with such corporation which would have been Years of Service under this Plan had it been employment with a Participating Employer would equal ten years, then, notwithstanding any provision of this Supplement to the contrary, such Employee shall not be entitled to receive an Annuity or any other distribution or payment from this Supplement except the amount to which he would have been entitled under subdivision (b) of Section
        11.1 had his employment terminated under the circumstances therein described.

    If, before 1986, an Eligible Employee has been transferred from a System Company other than a Participating Employer to a Participating Employer and immediately prior to such transfer he participated in, or upon satisfying any age and service requirements would have become a Participant in, a retirement plan established by such System Company, other than a plan established pursuant to an agreement with a labor union, then, notwithstanding any provision of this Supplement to the contrary,

            (1) upon becoming an Eligible Employee any period of employment with such System Company, including any period of employment prior to the date such company became a System Company, shall be taken into account for purposes of determining such Employee's Years of Service and Years of Credited Service to the same extent it would have been had such period of employment been employment by a Participating Employer,

            (2) such Employee's annuity determined under Section 8.3(a) immediately after such transfer shall be not less than his Accrued Benefit under such retirement plan at the time of the transfer, less the portion, if any, of such Accrued Benefit which under the terms of such plan must be paid from such plan, and

            (3) if such Employee's employment is terminated, other than by a transfer to another System Company, before he has completed ten Years of Service, such Employee will be entitled to receive from this Plan, at the time and in the manner set forth in the retirement plan of his prior employer, an amount equal to the vested portion of his accrued benefit under such plan immediately prior to his transfer to a Participating Employer, taking into account in determining such vested portion any period of employment with any System Company to the same extent it would have been had such period of employment been employment by his prior employer.


                                   ARTICLE 9
                                   ---------

                                     [None]


                                   ARTICLE 10
                                   ----------

                           SURVIVING SPOUSE ANNUITIES
                           --------------------------

    Section 10.1    Benefits for Surviving Spouse and Dependent Children.
    ------------    ----------------------------------------------------

        (a) As of December 31, 1985, all of the Participating Employers in the Pre-1986 ANR Plan were parties to group insurance contracts under which annuities are paid to the surviving spouses of deceased employees, the surviving spouses of deceased former employees who became totally and permanently disabled after October 31, 1979 and on the date of their death were receiving benefits under a long-term disability program maintained by a Participating Employer, and the surviving spouses of deceased former employees who retired pursuant to Section 7.4 or 7.5 because of total and permanent disability, covered under such contracts in the amounts and subject to the terms and conditions stated in such contracts.

        (b) The Annuities payable pursuant to this Section 10 are provided under the terms of Group Contract GA 81776 effective March 1, 1986, issued by the Principal Mutual Life Insurance Company. Such Group Contract replaced Group Contract GA 2979 effective January 15, 1959, issued by Bankers Life Company. Annuities provided by this Section 10 are payable only in accordance with the terms of previously referenced Group Contracts. In general, such Annuities are payable to the surviving spouses of persons who die while actively employed by an adopting employer and who were Eligible Employees as of December 31, 1985, and who had attained the age of fifty years prior to April 1, 1986. In addition, spouses of certain disabled persons described in the first paragraph of this Section 10 may receive Annuities.

        (c) The amount of the Annuity is determined by the terms of the previously referenced Group Contracts, provided, however, that such benefit shall be calculated using the compensation of such Eligible Employee which would have been used if such Eligible Employee would have died on December 31, 1985. Changes in compensation after 1985 shall not be used in calculation of the Annuities payable pursuant to this Section 10.

        (d) In general, subject to the provisions of the previously referenced Group Contract and other provisions of this Section 10, the amount of each monthly Annuity payment shall be equal to which ever of the following applies.

            (i) If the Eligible Employee did not make a proper irrevocable rejection of this option, the amount shall be the sum of (A) and (B) where

                (A) is twenty percent of the Eligible Employees' Base Monthly
            Earnings, plus

                (B) five percent of the Eligible Employees' Base Monthly
            Earnings to each dependent child, to a maximum of four children, payable to the attainment of age twenty-one for each dependent child.

            (ii) If the Eligible Employee did make a proper irrevocable rejection of the option described in preceding item (i), the amount shall be forty percent of the total amount of the normal monthly income payment on a single life Annuity basis such Eligible Employee would have been entitled to receive under the Pre - 1986 ANR Plan as in effect on December 31, 1985, upon attainment of age sixty-five by such Eligible Employee assuming that his employment and salary as of December 31, 1985, were to continue until his attainment of age sixty-five.

        (e) Base Monthly Earnings as defined in the Pre - 1986 ANR Plan and used for purposes of determining benefits under this Section 10 means an Eligible Employees' Total Monthly Earnings not in excess of four hundred dollars.

        (f) The previously referenced Group Contracts also provide that, in general, if an Eligible Employee and his eligible spouse die simultaneously, the twenty percent payable to dependent children under preceding item (1) shall be doubled.

        (g) Dependent children as used in this Section 10 are defined in the previously referenced Group Contracts.

        (h) The Annuities payable under this Section 10 are minimum benefits which are in lieu of, and not in addition to, benefits otherwise payable under the provisions of the Pension Plan for Employees of The Coastal Corporation including Supplements ("Coastal Plan"). There shall be no duplication of benefits under this Section 10 and other provisions of the Coastal Plan including this ANR Supplement.

        (i) The benefits provided by this Article 10 are ancillary death benefits and are payable only if death of a Participant occurs while the Participant is a disabled former employee described in Section 10.1(a) or an Active Participant with respect to a Participating Employer or is an employee of a Related Employer or Subsidiary. Termination of employment or retirement so that an Active Participant is not actively employed by a Participating Employer, Related Employer or Subsidiary ends eligibility for benefits under this Article 10 except as specified for disabled persons in
    Section 10.1(a).

                                 ARTICLE 11
                                 ----------

        PAYMENTS ON TERMINATION OF EMPLOYMENT OR DEATH OF A PARTICIPANT
        ---------------------------------------------------------------

            OR WITHDRAWAL OF A PARTICIPATING EMPLOYER FROM THE PLAN
            -------------------------------------------------------

    Section 11.1    Termination of Participation other than by Death or
    ------------    ---------------------------------------------------
Retirement.  A Participant who ceases to be a Participant upon termination of
- ----------
his employment for any reason other than death or retirement pursuant to Article 7 shall have the following rights:

        (a) If such Participant shall have completed (i) ten Years of Service at the date of such termination of employment if employment terminated before 1989, or (ii) five Years of Service if such Participant is credited with one Hour of Employment after 1988, he shall be entitled to receive either,

            (i) a deferred Annuity commencing at his Normal Retirement Date in an amount equal to the greater of the amount computed under subsection
        (a) of Section 8.3 of this Supplement or the Participant's Accrued Benefit as of the date of his termination of employment, or

            (ii) an Annuity commencing at such earlier date following attainment of age fifty-five as such terminated Participant may elect by filing written notice with the Administrator at least 120 days prior to such date in an amount equal to the greater of the amount computed under Subsection (a) of Section 8.3(a) of this Supplement or the Participant's Accrued Benefit as of the date of his termination of employment actuarially reduced to reflect the earlier commencement date, provided, however, that if such Participant was a Contributing Participant, he may elect at any time prior to the commencement of such deferred Annuity to receive a lump sum cash distribution, payable from the sources specified in Article 12, in an amount equal to his Accumulated Contributions as of the first day of the month preceding the date on which such distribution is made. If a Participant elects to receive such a lump sum cash distribution, the Annuity otherwise payable under subparagraph (i) or
        (ii) of this paragraph shall be reduced by the Actuarial Equivalent of such lump sum cash distribution.

        (b) If such Participant shall not have completed (i) ten Years of Service at the date of such termination of employment if employment terminated before 1989, or (ii) five Years of Service if such Participant is credited with one Hour of Employment after 1988, he shall not be entitled to receive any Annuity or any other distribution or payment under the Plan unless he is a Contributing Participant, in which case he may elect to receive either:

                (A) a lump sum cash distribution, payable from the  sources specified in Article 12, in an amount equal to his Accumulated Contributions as of the first day of the month preceding the date on which such distribution is made, or

                (B) a deferred Annuity, commencing at his Normal Retirement Date in an amount Actuarially Equivalent to his Accumulated Contributions as of the first day of the month preceding the date of his termination of employment.

    In the event a Participant who shall have retired pursuant to Section 7.4 or
7.5 shall have subsequently ceased to be totally and permanently disabled prior to his Normal Retirement Date and shall not have returned to the employ of a System Company, he shall be entitled to receive an amount, if any, determined under paragraph (a) or (b) of this section as though his employment had terminated on the date of his retirement; provided, however, that no such Participant shall be entitled to receive an amount under this section and under
Section 8.3(b). In the event a Participant who shall have become totally and permanently disabled after October 31, 1979 and commenced receiving benefits under a long-term disability benefit program maintained by a Participating Employer shall thereafter cease to receive benefits under such program and shall not have returned to the employ of a System Company, he shall be entitled to receive an amount, if any, determined under paragraph (a) or (b) of this section as though his employment had terminated on the date he ceased receiving benefits under such program; provided, however, that no such Participant shall be entitled to receive an amount under this section and under Section 8.3(b).

    Section 11.2    Distribution Upon Death of Contributing Participant.  Upon
    ------------    ---------------------------------------------------
the death of a Contributing Participant prior to receipt by him of an Annuity or other payment under Section 8.3, Section 8.12 or Section 11.1, his Beneficiary (or in the absence of such designation, the person or persons specified in the Plan), shall be entitled to receive a lump sum cash distribution, payable from the sources specified in Article 12, in an amount equal to the "refundable sum" computed as hereinafter provided. Upon the death of a Contributing Participant after receipt by him of one or more Annuity or other payments under Section 8.3 or Section 11.1 but prior to receipt of such payments equal in the aggregate to the "refundable sum," his Beneficiary (or in the absence of such designation, the person or persons specified in the Plan) shall be entitled to receive a lump sum distribution, payable from the sources specified in Article 12, in an amount equal to the excess of the "refundable sum" over the aggregate of the Annuity or other payments received pursuant to Section 8.3 or Section 11.1 to the date of his death, provided that the foregoing provisions of this sentence shall not apply in the case of a Retired Participant who had been receiving, with respect both to the portion of his Annuity, if any, which is payable under the Superseded Base Plans and the portion of his Annuity which is payable from the Trust Fund, an optional form of Annuity under which Annuity payments are to be made to a contingent annuitant after his death; and further provided that, in the event the Retired Participant had been receiving an optional form of Annuity with respect to his total amount of Annuity as determined under Section 8.3(a) under which payments are to be continued to a contingent annuitant, with the portion thereof to be paid under the Superseded Base Plans to be payable in the normal form of Annuity provided for thereunder, any lump sum settlement paid under the Superseded Base Plans shall be deducted from future payments to the contingent annuitant from the Trust Fund, such aggregate reduction so effected equals the amount of such lump sum settlement, at which time future annuity payments from the Trust Fund shall be in the amount payable to the contingent annuitant prior to giving effect to such reduction. The "refundable sum" shall be an amount equal to the Participant's Accumulated Contributions as of the first day of the month preceding the date of the Participant's death.

    Section 11.3    [None]
    ------------

    Section 11.4    Benefits in Event Participant's Employer Withdraws from
    ------------    -------------------------------------------------------
Plan. In the event of the withdrawal from the Plan by any Participating Employer, the provisions of Section 11.1 shall not apply to any Participant in the employment of such Participating Employer on the date of such withdrawal, and each such Participant, other than those in the employment of Michigan Consolidated Gas Company at the time of its withdrawal, or in the employment of ANG Coal Gasification Company at the time of its sale, shall, be entitled to receive a deferred Annuity, commencing at his Normal Retirement Date, in an amount computed under the formula prescribed in Section 8.3(a) but giving effect only to the Years of Service of such Participant to the date of such withdrawal.


                                   ARTICLE 12
                                   ----------

                              PAYMENT OF BENEFITS
                              -------------------

    Section 12.1    Time and Manner of Payment of Annuities.  Payment of all
    ------------    ---------------------------------------
Annuities provided for in Section 8.3 shall be made by the Trustee from the Trust Fund, at the direction of the Administrator, except that, in the case of an Active Participant who retires and becomes entitled to receive a paid-up Annuity under one or more of the Superseded Insured Plans, the amount of the payment from the Trust Fund shall be reduced, so that the aggregate of such payment and the Annuity payment or payments which such Retired Participant shall be entitled to receive under such Superseded Insured Plans shall be equal to the total Annuity he shall be entitled to receive under Section 8.3. No such reduction shall be made in the case of a Transferred Participant except to the extent, if any, that the amount of such paid-up Annuity or Annuities shall exceed the amount of the total Annuity to which such Transferred Participant shall be entitled under the plan in which he is an active participant immediately prior to retirement.

    Section 12.2    Payment of Participant's Contributions.  Payment of that
    ------------    --------------------------------------
portion of any lump sum cash distribution provided for in Section 11.1 which represents the amount of a Participant's contributions to the Plan during his period of Contributory Service which were paid to the Trustee subsequent to the effective date, plus interest, shall be made by the Trustee, at the direction of the Administrator, from the Trust Fund and payment of the balance of such lump sum cash distribution which represents such Participant's contributions paid under the

Superseded Base Plans for any period constituting Years of Prior Service under the Plan shall be made in accordance with the provisions of such Superseded Base Plans. Payment of any lump sum cash distributions provided for in Section 11.2 shall be made by the Trustee at the direction of the Administrator from the Trust Fund, except to the extent of any portion of such lump sum cash distribution which shall be made under the Superseded Base Plan in respect of a Contributing Participant who shall not have designated the Trustee his irrevocable Beneficiary under the Superseded Base Plan pursuant to Section 8.11.


                                   ARTICLE 13
                                   ----------

                              50% SURVIVOR ANNUITY
                              --------------------

    Section 13.1    Coverage.  The provisions of this Article 13 apply to each
    ------------    --------
person who was a Participant in the American Natural Resources System Companies Employees' Retirement Plan before January 1, 1989, with respect to periods of time such person was a Participant in such Plan. The reduction in Retirement Income for coverage under the 50% Survivor Annuity provisions of this Article 13 shall apply only to the amount of Retirement Income which exceeds the benefit payable under the program for surviving spouses described in Section 5.5(h) of the Plan.

    Section 13.2    Time Period.  The provisions of this Article 13 apply to
    ------------    -----------
periods of 50% Survivor Annuity coverage before April 1, 1990.

    Section 13.3    50% Survivor Annuity
    ------------    --------------------

        (a) The 50% Survivor Annuity provides Retirement Income to the surviving spouse of a Participant who dies while covered by this provision. The Retirement Income amount payable to the surviving spouse is the fifty percent survivor benefit provided by the Qualified Joint and Survivor Annuity which is the Actuarial Equivalent of the benefit computed pursuant to the provisions of the Plan, including any reduction due to the 50% Survivor Annuity coverage. Such Retirement Income shall be computed as of the date of death of the Participant.

        This benefit form is also referred to in the Plan as the Qualified Joint and Survivor Annuity (With Preretirement Death Benefits).

        (b) At such time as a Participant who has reached his Initial Vesting Date has been married to his spouse throughout the preceding one year period, 50% Survivor Annuity coverage shall automatically be provided for such spouse unless the Participant and such spouse reject the coverage pursuant to Plan provisions;

        (c) Retirement Income is payable pursuant to the 50% Survivor Annuity provision only to a spouse who has been married to the Participant throughout the twelve month period immediately preceding the date of death of the Participant.

        (d) The Retirement Income amount computed under the Plan which exceeds the benefit payable under the program for surviving spouse described in
    Section 5.5(h) of the Plan, shall be reduced for each full month of coverage during the periods of time described in the following provisions under the 50% Survivor Annuity provisions by an amount equal to:

            (i) For periods of coverage after April, 1986 and before 1989:

                (A) one-twenty fourth of one percent for each month after the month in which the Participant attains sixty years of age;

                (B) one-thirtieth of one percent for each month during the period beginning after the month in which the Participant attains fifty-five years of age and ending with the month during which the Participant attains the age of sixty years;

                (C) one-fortieth of one percent for each month during the period beginning after the month in which the Participant attains fifty years of age and ending with the month during which the Participant attains the age of fifty-five years;

                (D) one-sixtieth of one percent for each month during the period beginning after the month in which the Participant attains forty-five years of age and ending with the month during which the Participant attains the age of fifty years;

                (E) one-one hundred twentieth of one percent for each month during the period beginning after the month in which the Participant attains forty years of age and ending with the month during which the Participant attains the age of forty-five years; and

                (F) no reduction for the month during which the Participant attains the age of forty years and each month prior thereto.

            (ii) For periods of coverage after 1988:

                (A) one-twelfth of two and one-half percent for each month after the month in which the Participant attains seventy-five years of age;

                (B) one-twelfth of two and one-half percent for each month during the period beginning after the month in which the Participant attains seventy years of age and ending with the month during which the Participant attains the age of seventy-five years;

                (C) one-tenth of one percent for each month during the period beginning after the month in which the Participant attains sixty-five years of age and ending with the month during which the Participant attains the age of seventy years;

                (D) one-twenty-fourth of one percent for each month during the period beginning after the month in which the Participant attains sixty years of age and ending with the month during which the Participant attains sixty-five years of age;

                (E) one-thirtieth of one percent for each month during the period beginning after the month in which the Participant attains fifty-five years of age and ending with the month during which the Participant attains the age of sixty years;

                (F) one-fortieth of one percent for each month during the period beginning after the month in which the Participant attains fifty years of age and ending with the month during which the Participant attains the age of fifty-five years;

                (G) one-sixtieth of one percent for each month during the period beginning after the month in which the Participant attains forty-five years of age and ending with the month during which the Participant attains the age of fifty years;

                (H) one-one hundred twentieth of one percent for each month during the period beginning after the month in which the Participant attains forty years of age and ending with the month during which the Participant attains the age of forty-five years; and

                (I) no reduction for the month during which the Participant attains the age of forty years and each month prior thereto.

        (e) The Retirement Income amount computed under the Plan shall not be reduced for periods of coverage before May, 1986 under the 50% Survivor Annuity provisions.

        (f) The 50% Survivor Annuity coverage is automatically cancelled as of the date of death of the spouse of the Participant.

        (g) If a Participant who has attained twenty-five years of Credited Service dies prior to attainment of fifty-five years of age, the 50% Survivor Annuity benefit payable on the first day of the month following the death of the Participant shall be computed as a Qualified Joint and Survivor Annuity reduced to age fifty-five and then such amount shall be reduced further on an actuarial basis to the date of death. Provided, however, that this subsection (g) shall apply only to the Accrued Benefit of such deceased Participant accrued as of December 31, 1992. This option is not available for Accrued Benefit attributable to periods of time after December 31, 1992.

        If a Participant who has not attained twenty-five years of Credited Service dies prior to attainment of age fifty-five years, the 50% Survivor Annuity benefit is not payable until the Participant would have attained the age of fifty-five years.

        (h) The 50% Survivor Annuity coverage provisions are applicable to a Participant if he is credited with one Hour of Service or one hour of paid leave after August 22, 1984.

        Any other Participant is entitled to such survivor annuity coverage as provided by applicable prior provisions of the Plan.


                               FOURTH SUPPLEMENT
                               -----------------

                            REFINERY EMPLOYEES PLAN
                       PARTICIPATION BEFORE JULY 1, 1988
                       ---------------------------------

                                   ARTICLE I
                                   ---------

                                  INTRODUCTION
                                  ------------

        The benefit provisions of this Supplement shall apply in lieu of other Plan provisions with respect to participation in The Coastal Corporation Refinery Employees' Pension Plan (hereinafter the "Refinery Plan") for periods of time before July 1, 1988.


                                   ARTICLE II
                                   ----------

                             DERBY REFINING COMPANY
                               EL DORADO FACILITY
                               ------------------


        2.1 El Dorado.  The provisions of this Article II apply only to
            ---------
Participants in the Refinery Plan who were Employees of Derby Refining Company with Credited Service under the Refinery Plan after March 31, 1986 and before July 1, 1988.

        2.2 Benefits Preserved.  Except as stated in this Article II,
            ------------------
notwithstanding any other provision of the Plan (Including Supplements) to the contrary, the Retirement Income for a Participant with respect to Credited Service (as defined in the Refinery Plan) for periods of time from April 1, 1986 through June 30, 1988 shall be calculated pursuant to the benefit formula and calculation provisions of the Refinery Plan as in effect on June 30, 1988.

        Generally, the Refinery Plan formula provided a vested Participant with Retirement Income at Normal Retirement Date in the amount of twenty dollars per month for each year of Credited Service to a maximum of thirty years. The benefit is payable in the five year certain and life form.

        2.3 Change of Status.  The Refinery Plan provided a method for
            ----------------
calculating benefits for persons who had a change in status with respect to the Refinery Plan, but remained employed by a Related Employer. This provision applies to Participants with Credited Service during the period from April 1, 1986 through June 30, 1988 and benefits of such Participants shall be calculated using the prorata method described therein. Such method of calculating benefits for persons who have a change of status is subject to future amendment in accordance with Plan provisions relating to such amendments and any such amendment shall apply to Participant described herein unless such amendment is not applicable to such Participants.

        2.4 Other Amendments.  The Refinery Plan provisions may be amended in
            ----------------
any manner necessary to maintain the qualified status of the Plan and in any other respect consistent with preservation of the benefit formula as described in preceding Sections 2.2 and 2.3.


                                  ARTICLE III
                                  -----------

                                  CANEY BRANCH
                                  ------------

        3.1 Caney Branch.  The provisions of this Article III apply only to
            ------------
Participants under the provisions of the Caney Branch Supplement to the Refinery Plan as of June 30, 1987.

        3.2 Benefit Preserved.  Except as stated in this Article III,
            -----------------
notwithstanding any other provision of the Plan (including Supplements) to the contrary, the Retirement Income with respect to Credited Service under the provisions of the Caney Branch Supplement to the Refinery Plan for periods of time before June 30, 1987 shall be calculated pursuant to provisions of such Caney Branch Supplement.

        3.3 Change in Status.  The Caney Branch Supplement to the Refinery Plan
            ----------------
provided a method for calculating benefits for persons who had a change of status with respect to the Refinery Plan but remained employed by a Related Employer. Such method of calculating benefits for persons who have a change of status is subject to future amendment in accordance with Plan provisions relating to such amendments and any such amendment shall apply to the Participants described herein unless such amendment is not applicable to such Participants.

        3.4 Other Amendments.  The Refinery Plan provisions may be amended in
            ----------------
any manner necessary to maintain the qualified status of the Plan and in any other respect consistent with preservation of the benefit formula as described in preceding Sections 3.2 and 3.3.


                                FIFTH SUPPLEMENT
                                ----------------

                          JAYHAWK PIPELINE CORPORATION
                          ----------------------------

        Jayhawk Pipeline Corporation is a member of the same Controlled Group as The Coastal Corporation for purposes of the Plan, including Section 6.10 of
Article VI, entitled "Assets for Benefit Payment".


                                SIXTH SUPPLEMENT
                                ----------------

        Great Lakes Gas Transmission Company is a member of the same Controlled Group as The Coastal Corporation for purposes of the Plan, including Section
6.10 of Article VI, entitled "assets for Benefit Payment".

                             SUFCO/UFCO SUPPLEMENT
                             ---------------------

                                   ARTICLE I
                                   ---------

                                  INTRODUCTION
                                  ------------

        This Supplement is referred to as the `SUFCo/UFCo Supplement' or the `SUFCo Supplement'. This Supplement includes provisions applicable to persons who were Participants with respect to the SUFCo Retirement Plan (hereinafter the "SUFCo Plan") prior to January 1, 1992. In addition, this Supplement applies to Employees (as defined in this Supplement) of Southern Utah Fuel Company and Utah Fuel Company.

        The purpose of this Supplement is to provide a separate benefit structure within the Plan for Participants to whom this Supplement applies. The separate benefit structure is generally a continuation of the provisions of the SUFCo Plan as in effect before the merger of the SUFCo Plan into this Plan.

        The provisions of the SUFCo/UFCo Supplement apply in lieu of inconsistent or contrary provisions contained in the Plan (excluding this Supplement) with respect to persons to whom this Supplement applies.

        Each participant in the SUFCo Plan is entitled to a benefit under the Plan which is at least equal to a benefit such participant would have been entitled to as of December 31, 1992 if the SUFCo Plan had continued without change through December 31, 1992.


                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------

        Terms used in this Supplement which are defined in the Plan have the same meaning in the Supplement unless such terms are defined differently for purposes of this supplement. The definition of terms defined in this Supplement apply only to this Supplement and not to other parts of the Plan.

        2.1 `Actuarially Equivalent' is defined in the Plan and modified for this Supplement to provide that an equivalent benefit computed using an eight percent rate of interest shall not be less than the equivalent of such benefit computed (1) using an interest rate of five and one-half percent and (2) based upon the benefit of such Participant accrued prior to 1993.

        2.2 `Employee' is defined in the Plan and is modified to apply only to persons employed by SUFCo or UFCo except that the provisions of this Supplement do not apply to a person employed by SUFCo or UFCo with respect to periods of time during which such person is designated by the Board of Directors of SUFCo or UFCo as ineligible to participate in the SUFCo Retirement Plan or under the provisions of this Supplement.

        2.3 `SUFCo' means Southern Utah Fuel Company, a Delaware company or any successor corporation resulting from a merger or consolidation with SUFCo or a transfer of substantially all of the assets of SUFCo if such successor or transferee shall adopt and continue the Plan by appropriate corporate action pursuant to provisions of the Plan.

        2.4 `UFCo' means Utah Fuel Company, a Delaware company or any successor corporation resulting from a merger or consolidation with UFCo or a transfer of substantially all of the assets of UFCo if such successor or transferee shall adopt and continue the Plan by appropriate corporate action pursuant to provisions of the Plan.

                                  ARTICLE III
                                  -----------

                                   BENEFITS
                                   --------

        3.1 Normal Retirement Benefit.
            --------------------------

        (a) Basic Benefit Formula. A Participant who is 100% vested and who retires on his Normal Retirement Date shall be entitled to the Actuarial Equivalent of a Retirement Income payable for five years certain and life thereafter with payments commencing on his Normal Retirement Date in a monthly amount equal to the sum of:

        (i) twenty dollars multiplied by the Participant's Years of Service for years before 1989;
        (ii) thirty dollars multiplied by the Participant's Years of Service during 1989; and
        (iii) thirty-five dollars multiplied by the Participant's Years of Service after 1989.

        A maximum of thirty Years of Service shall be used in the calculation of the monthly Retirement Income of a Participant. For a Participant who is credited with more than thirty Years of Service, the last thirty of such Years of Service shall be used in the calculation of the monthly Retirement Income of such Participant.

        3.2 Benefit Adjustment.
            -------------------

        (a) The Retirement Income of a Participant who is credited with Years of Service under the Plan for periods of time during which such Participant was not credited with Years of Service under this Supplement shall be adjusted using the proration method described in this Section. Credited Service under the SUFCo Plan is included in Years of Service under this Supplement.

        (b) The Retirement Income of the Participant shall be calculated using the benefit formula described in this Supplement modified to assume that all Years of Service under the Plan including this Supplement were Years of Service under this Supplement in lieu of using only Years of Service to which the benefit formula under this Supplement would otherwise apply. The Retirement Income amount so calculated shall then be multiplied by a fraction, the numerator of which is the Years of Service of the Participant to which this Supplement would apply in the absence of this Section relating to Benefit Adjustment and the denominator of which is the total number of Years of Service under the Plan including this Supplement.

        (c) The Retirement Income of the Participant shall be calculated using the benefit formula under the Plan (other than the benefit formula described in this Supplement) modified to assume that all Years of Service under the Plan including this Supplement were Years of Service under the Plan without regard to this Supplement in lieu of using only Years of Service to which such other benefit formula under the Plan would otherwise apply. The Retirement Income so calculated shall be multiplied by a fraction, the numerator of which is the Years of Service of the Participant to which this Supplement would not apply in the absence of this Section relating to Benefit Adjustment and the denominator of which is the total number of Years of Service under the Plan including this Supplement.

        (d) The Retirement Income of the Participant shall be the total of the amounts determined pursuant to subsections (b) and (c) of this Section. There shall be no duplication of benefits from the Plan with respect to Years of Service taken into account in the Retirement Income calculations described in this Section. The Retirement Income calculated pursuant to this section shall be reduced by the Actuarial Equivalent of any Retirement Income or other benefit which is paid or distributed pursuant to other provisions of the Plan.

                                  ARTICLE IV
                                  ----------

                                  TERMINATION
                                  -----------

        In the event of termination of the Coastal Plan within a period of five years from the date of merger of the SUFCo Plan into the Coastal Plan, the requirements of Section 414 (e) of the Code shall be satisfied pursuant to the condition set forth in Treasury Regulations interpreting that Section, specifically Regulation 1.414(e) - 1(h) in such a manner that all benefits that would be provided by the SUFCo Plan on a termination basis just prior to the merger of the SUFCo Plan into the Coastal Plan are payable in a priority category higher than the highest priority category in Section 4044 of ERISA. This provision shall not apply to a termination which occurs more than five years after the merger of the SUFCo Plan into the Coastal Plan.